UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
PRINCIPAL FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 6, 2010

Dear Shareholder:

       You are cordially invited to attend the annual meeting of shareholders of Principal Financial Group, Inc., to be held on Tuesday, May 18, 2010, at 9:00 a.m., local time, at 711 High Street, Des Moines, Iowa.

       We are taking advantage of Securities and Exchange Commission rules that allow companies to provide proxy materials to their shareholders on the Internet. These rules allow us to provide our shareholders with the information they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing paper copies.

       The notice of annual meeting and proxy statement accompany this letter and provide an outline of the business to be conducted at the meeting. Also, I will report on the progress of the Company during the past year and answer shareholder questions.

       The Company encourages you to read this proxy statement and vote your shares. You do not need to attend the annual meeting to vote. You may complete, date and sign a proxy or voting instruction card and return it in the envelope provided, or vote by using the telephone or the Internet. Thank you for acting promptly.

Sincerely,

LARRY D. ZIMPLEMAN Chairman, President and Chief Executive Officer

PRINCIPAL FINANCIAL GROUP, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 18, 2010

        The annual meeting of shareholders of Principal Financial Group, Inc. (the "Company") will be held at 711 High Street, Des Moines, Iowa, on Tuesday, May 18, 2010, at 9:00 a.m., local time. At the meeting, shareholders will act on the following matters:

  1.
  The election of four Class III Directors;

  2.
  The approval of the Principal Financial Group, Inc. 2010 Stock Incentive Plan;

  3.
  The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2010; and

  4.
  Such other matters as may properly come before the meeting.

        These items are fully described in the proxy statement, which is part of this notice. The Company has not received notice of other matters that may be properly presented at the annual meeting.

        Only shareholders of record at the close of business on March 22, 2010, are entitled to vote at the meeting. It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please vote in one of the following ways:

  •
  By telephone: call the toll-free telephone number shown on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials;

  •
  Through the Internet: visit the website noted below and in the notice of Internet availability of proxy materials shareholders received by mail, or on the proxy or voting instruction card, or in the instructions in the email message that notified you of the availability of the proxy materials; or

  •
  Complete, sign and promptly return a proxy or voting instruction card in the postage-paid envelope provided.

        Shareholders will need to register at the meeting and present photo identification to attend the meeting. If your shares are not registered in your name (for example, you hold the shares through an account with your stockbroker), you will need to bring proof of your ownership of those shares to the meeting in order to register. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Principal Financial Group, Inc. common stock on March 22, 2010. Please bring that documentation to the meeting to register.

By Order of the Board of Directors

JOYCE N. HOFFMAN Senior Vice President and Corporate Secretary
April 6, 2010

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on May 18, 2010. The 2009 Annual Report, 2010 Proxy Statement and other proxy materials are available at www.investorvote.com. Your vote is important! Please take a moment to vote by Internet, telephone or proxy card as explained in the How Do I Vote sections of this document.

i

ii

PROXY STATEMENT

PRINCIPAL FINANCIAL GROUP, INC.
711 HIGH STREET
DES MOINES, IOWA 50392-0100

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why didn't I receive a copy of the paper proxy materials?

        Securities and Exchange Commission ("SEC") rules allow companies to deliver a notice of Internet availability of proxy materials to shareholders and provide Internet access to those proxy materials. Shareholders may obtain paper copies of the proxy materials free of charge by following the instructions provided in the notice of Internet availability of proxy materials.

Why did I receive notice of and access to this proxy statement?

        The Board of Directors ("Board") of Principal Financial Group, Inc. ("Company") is soliciting proxies to be voted at the annual meeting of shareholders to be held on May 18, 2010, at 9:00 a.m., local time, at 711 High Street, Des Moines, Iowa, and at any adjournment or postponement of the meeting ("Annual Meeting"). When the Board asks for your proxy, it must send or provide you access to proxy materials that contain information required by law.

What is a proxy?

        It is your legal designation of another person to vote the stock you own. The other person is called a proxy. When you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. The Company has designated three of the Company's officers to act as proxies for the 2010 Annual Meeting: Joyce N. Hoffman, Senior Vice President and Corporate Secretary; Terrance J. Lillis, Senior Vice President and Chief Financial Officer; and Karen E. Shaff, Executive Vice President and General Counsel.

What will the shareholders vote on at the Annual Meeting?

  •
  Election of four Directors for three year terms;

  •
  Approval of the Principal Financial Group, Inc. 2010 Stock Incentive Plan ("2010 Stock Incentive Plan"); and

  •
  Ratification of the appointment of independent auditors.

Will there be any other items of business on the agenda?

        The Company does not expect any other items of business because the deadline for shareholder proposals and nominations has passed. However, if any other matter should properly come before the meeting, the people authorized by proxy will vote according to their best judgment.

Who can vote at the Annual Meeting?

        Shareholders as of the close of business on March 22, 2010, ("Record Date") can vote at the Annual Meeting.

How many votes do I have?

        You will have one vote for every share of the Common Stock of Principal Financial Group, Inc. ("Common Stock") you owned on the Record Date.

What constitutes a quorum?

        One-third of the outstanding shares of Common Stock as of the Record Date. On the Record Date, there were 319,654,131 shares of Common Stock issued and outstanding. A quorum must be present, in person or by proxy, before any action can be taken at the Annual Meeting, except an action to adjourn the meeting.

 How many votes are required for the approval of each item?

  •
  Each nominee for Director will be elected if the votes cast for the nominee exceed those cast against the nominee. Directors are elected by the majority of votes cast in uncontested Director elections.

  •
  The 2010 Stock Incentive Plan will be approved if the votes cast for the proposal exceed those cast against the proposal.

  •
  The appointment of the independent auditor will be ratified if the votes cast for the proposal exceed those cast against the proposal.

  •
  Abstentions and broker non-votes will be treated as being present at the meeting for the purpose of determining a quorum but will not be counted as votes.

What are Broker Non-votes?

        If your shares are held in a brokerage account, your broker will ask you how you want your shares to be voted. If you give your broker directions, your shares will be voted as you direct. If you do not give directions, the broker may vote your shares on routine items of business, but not on non-routine items. Proxies that are returned by brokers because they did not receive directions on how to vote on non-routine items are called "broker non-votes."

How do I vote by proxy?

        Shareholders of record may vote by mail, by telephone or through the Internet. When using these methods, you may vote "for," "against" or "abstain" from voting for each of the Director nominees and for each of the other proposals.

        By Mail.    Sign and date each proxy or voting instruction card you receive and return it in the prepaid envelope. Sign your name exactly as it appears on the proxy. If you are signing as a representative (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or an officer or agent of a corporation or partnership), indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

        By Telephone.    Follow the instructions on the proxy or voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. Voting by telephone has the same effect as voting by mail. If you vote by telephone, do not return your proxy or voting instruction card. Telephone voting will be available until 1:00 a.m., Central Time, on May 18, 2010.

        Through the Internet.    You may vote on line at www.investorvote.com. Follow the instructions provided in the notice of Internet availability of proxy materials or on the proxy or voting instruction card. Voting through the Internet has the same effect as voting by mail. If you vote through the Internet, do not return your proxy or voting instruction card. Internet voting will be available until 1:00 a.m., Central Time, on May 18, 2010.

How do I vote shares that are held by my broker?

        If you own shares held by a broker, you may direct your broker or other nominee to vote your shares by following the instructions that your broker provides to you. Most brokers offer voting by mail, telephone and through the Internet.

How do I vote in person?

        If you are going to attend the Annual Meeting, you may vote your shares in person. However, we encourage you to vote in advance of the meeting by mail, telephone or through the Internet even if you plan to attend the meeting.

How do I vote my shares held in the Company's 401(k) plan?

        You can vote your shares held in the Company's 401(k) plan by telling the trustees of the plan how you want them to vote your shares. Follow the instructions on the voting instruction card or the instructions in the email message that notified you of the availability of the proxy materials. The trustees vote shares for which voting instructions are not received in their discretion.

 How are shares held in the Demutualization separate account voted?

        The Company became a public company on October 26, 2001, when Principal Mutual Holding Company converted from a mutual insurance holding company to a stock company (the "Demutualization") and the initial public offering of shares of the Company's Common Stock was completed.

        In connection with the Demutualization, the Company issued Common Stock to Principal Life Insurance Company ("Principal Life"), and Principal Life allocated this Common Stock to a separate account that was established to fund policy credits received as Demutualization compensation by certain employee benefit plans that owned group annuity contracts. Although Principal Life will vote these shares, the plans give Principal Life voting directions. A plan may give voting directions by following the instructions on the voting instruction card or the instructions in the message that notified you of the availability of proxy materials. Principal Life will vote the shares as to which it received no direction in the same manner, proportionally, as the shares in the Demutualization separate account for which it has received instructions.

Who counts the votes?

        Votes will be tabulated by Computershare Investor Services, LLC.

What happens if I do not vote on an issue when returning my proxy?

        You should specify your choice on each issue on the proxy or voting instruction card. If no specific instructions are given, proxies that are signed and returned will be voted as the Board of Directors recommends: "For" the election of all Director nominees, "For" the 2010 Stock Incentive Plan and "For" the ratification of Ernst & Young LLP as independent auditors.

What should I do if I want to attend the Annual Meeting?

        Please bring photo identification and evidence of your ownership of Common Stock as of March 22, 2010. The notice of Internet availability of proxy materials you received in the mail, a letter from your broker or bank or a photocopy of a current account statement will be accepted as evidence of ownership.

How do I contact the Board?

        The Company has a process for shareholders and all other interested parties to send communications to the Board through the Presiding Director. You may contact the Presiding Director of the Board through the Investor Relations section of the Company's website at www.principal.com, or by writing to:

  Presiding Director, c/o Joyce N. Hoffman, Senior Vice President and Corporate Secretary
  Principal Financial Group
  Des Moines, Iowa 50392-0300

        All emails and letters received will be categorized and processed by the Corporate Secretary and then forwarded to the Company's Presiding Director.

How do I submit a shareholder proposal for the 2011 Annual Meeting?

        The Company's next annual meeting is scheduled for May 17, 2011. In order to have a shareholder proposal considered for inclusion for the 2011 annual meeting, it must be received by December 7, 2010. In addition, a shareholder proposal may not be presented at the 2011 annual meeting and no one may be nominated for election to the Board by a shareholder at that meeting unless the Company receives notice of the proposal or nomination between January 18, 2011 and February 17, 2011. Proposals should be addressed to the Corporate Secretary. Your notice must comply with certain other requirements set forth in the Company's By-Laws, which are on the Company's website, www.principal.com.

What is "householding?"

        We have adopted a procedure known as "householding," in which we send shareholders of record at the same address only one copy of the proxy materials unless we receive instructions from a shareholder requesting receipt of separate copies of these materials.

        If you share the same address as multiple shareholders and would like the Company to send only one copy of future proxy materials, please contact Computershare Investor Services, LLC at 866-781-1368, or write to it at P.O. Box 43078, Providence, RI 02940-3078.

Where can I receive more information about the Company?

        We file reports and other information with the SEC. This information is available on the Company's website at www.principal.com and at the Internet site maintained by the SEC at www.sec.gov. You may also contact the SEC at 1-800-SEC-0330. The Board committee charters, the Company's corporate governance guidelines, and the Corporate Code of Ethics are also available on the Company's website, www. principal.com.

        The Board urges you to exercise your right to vote by using the Internet or telephone or by returning the proxy or voting instruction card.

 PROPOSAL ONE — ELECTION OF DIRECTORS

        The Board of Directors recommends that shareholders vote "For" all the nominees for election at the Annual Meeting.

        The Board is divided into three classes with each class having a three year term.

Nominees for Class III Directors Whose Terms Expire in 2013. All of the nominees are currently Directors of the Company.

Michael T. Dan, age 59, has been a Director of the Company and Principal Life since 2006. He has been Chair of the Human Resources Committee since February 24, 2010, and a member of the Committee since 2006, and has been Chair of the Strategic Issues Committee since January 1, 2010.
Mr. Dan has been Chairman, President and Chief Executive Officer of The Brink's Company, a global provider of secure transportation and cash management services, since 1999. The Brink's Company has 56,900 employees worldwide and operations in over 50 countries, with $3.1 billion in revenues in 2009. Prior to joining Brinks, Mr. Dan served as president of Armored Vehicle Builder, Inc. In addition to leading and being responsible for financial management of Brinks, Mr. Dan has executive-level experience in international operations, risk management, strategic planning, brand management, executive compensation, customer service and marketing. He is the Chairman of the Business Roundtable's Partnership for Disaster Response. The Business Roundtable, an association of chief executive officers of leading U. S. companies, works through this partnership with companies, relief agencies, the federal government and others to strengthen how the business community responds to disasters.
He studied business and accounting at Morton College in Cicero, Illinois, and completed the advanced management program at Harvard Business School.

C. Daniel Gelatt, age 62, has been a Director of Principal Life since 1988 and a
Director of the Company since 2001. He has been a member of the Audit Committee since 2007. He has also served as Presiding Director and Alternate Presiding Director, Chair of the Human Resources Committee and Chair of the Strategic Issues Committee, and as a member of the Executive Committee.
Dr. Gelatt has been President of NMT Corporation, a computer software and microfilm service business since 1987. He was an Assistant Professor from 1975 - 1979 in the Physics Department at Harvard University, where he earned his Ph.D., and was a research manager at the IBM T. J. Watson Research Center before joining the Gelatt companies in 1982. In addition to leading and having financial responsibility for NMT and other Gelatt privately-owned companies, he has an extensive background in technology, mathematics and physics.
He earned his bachelor's and master's degrees at the University of Wisconsin and his MA and Ph.D. at Harvard University.

Sandra L. Helton, age 60, has been a Director of the Company and of Principal Life since 2001. She has been Chair of the Finance Committee since January 1, 2010, and has been a member of the Audit Committee since 2001. Ms. Helton also served on the Company's Strategic Issues Committee from 2001 through 2009.
Ms. Helton was Executive Vice President and Chief Financial Officer — Telephone and Data Systems, Inc. ("TDS"), a diversified telecommunications organization that includes United States Cellular Corporation, from 1998 through 2006. As of December 31, 2006, TDS served 7 million customers/units in 36 states with annual revenues of $4.5 billion. In her role, Ms. Helton had responsibility for the Finance, Information Technology, Strategic Planning, Corporate Communications, and Corporate Secretary functions. Prior to joining TDS, Ms. Helton spent 26 years with Corning Incorporated, where she held engineering, strategy and finance positions, including Senior Vice President and Treasurer from 1991-1997. She also served as Vice President and Corporate Controller of Compaq Computer Corporation from 1997-1998. Ms. Helton has global executive-level experience in corporate strategy, finance, accounting and control, treasury, information technology and other corporate administrative functions, as well as extensive corporate governance experience.
Ms. Helton is currently director and Chair of the Audit and Finance Committee of one other public company: Covance, Inc., one of the world's largest and most comprehensive drug development and food testing companies. She was also a director of the following other public companies at times during the past five years: Telephone and Data Systems, Inc. and U.S. Cellular Corporation. Previously she served as director of Aerial Communications and Lukens, Inc. until each of those public companies was acquired.
Ms. Helton graduated from the University of Kentucky in 1971 with a B.S. degree in mathematics, summa cum laude, and earned an S.M. degree from Massachusetts Institute of Technology's Sloan School in 1977 with double majors in Finance and Planning & Control.

Larry D. Zimpleman, age 58, has been a Director of the Company and Principal Life since June 2006. He has been Chairman, President and Chief Executive Officer of the Company and Principal Life since May 2009, and was President and Chief Executive Officer of the Company and Principal Life from May 2008-May 2009. He was President and Chief Operating Officer of the Company and Principal Life from June 2006 to May 2008 and President, Retirement and Investor Services of the Company and Principal Life from December 2003 to June 2006. Mr. Zimpleman is a member of the board of directors of the American Council of Life Insurers, the Financial Services Roundtable and the board of trustees of Drake University.
He earned his bachelor's and master's degrees at Drake University.

Class I Directors Continuing in Office Whose Terms Expire in 2011

Betsy J. Bernard, age 55, joined Principal Life's Board in 1999 and has been a Director of the Company since 2001. She has been Chair of the Nominating and Governance Committee since 2001, the Alternate Presiding Director since 2007, a member of the Executive Committee since 2007 and a member of the Strategic Issues Committee since January 1, 2010.
Ms. Bernard was President of AT&T from October 2002 until December 2003 where she led more than 50,000 employees with AT&T Business, then a nearly $27 billion organization serving four million business customers. She was Chief Executive Officer of AT&T Consumer 2001-2002, which served about 40 million consumers and contributed $11.5 billion to AT&T's normalized revenue in 2002. She was head of the consumer and small-business division as Executive Vice President — National Mass Markets at Qwest Communications from 2000-2001, and responsible for all retail markets at U S West as Executive Vice President — Retail from 1998-2000. In addition to leading and being responsible for financial management of these organizations, Ms. Bernard has executive-level experience in brand management, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, and acquisitions.
She earned her bachelor's degree from St. Lawrence University, a master's degree in business administration from Fairleigh Dickinson University, and an MA from Stanford University in the Sloan Fellow Program.
Ms. Bernard is also a director of two other public companies: Telular Corporation and Zimmer Holdings, Inc. She was also a director of the following other public companies at times during the past five years: BearingPoint, United Technologies Corporation and URS Corporation.

Jocelyn Carter-Miller, age 52, joined Principal Life's Board in 1999 and has been a
Director of the Company since 2001. She was Chair of the Strategic Issues Committee from 2002 through 2009 and has been a member of the Nominating and Governance Committee since 2006 and a member of the Finance Committee since January 1, 2010. She has also served on the Audit Committee.
Ms. Carter-Miller has been President of TechEd Ventures since 2005, a community empowerment firm that educates and inspires children, families and communities through the development and management of charter schools and community-based programs. She was Executive Vice President and Chief Marketing Officer of Office Depot, Inc. from February 2002 until March 2004, with responsibility for the company's marketing for its 846 superstores in the United States and Canada and operations in 15 other countries. Before joining Office Depot, she was Corporate Vice President and Chief Marketing Officer of Motorola, Inc. with overall responsibility for marketing across its $30 billion revenue base and diverse businesses. She also had general management responsibility while at Motorola for network operations in Latin America, Europe, the Middle East and Africa. Prior to joining Motorola, she was Vice President, Marketing and Product Development at Mattel,  Inc. In addition to her marketing leadership background, Ms. Carter-Miller has executive-level experience in brand management, advertising, sales, multinational companies, international operations, acquisitions, product development, project management, strategic planning, and leadership development and training. She is also a certified public accountant.
She earned her B. S. in Accounting at the University of Illinois and an MBA in Finance and Marketing at the University of Chicago.
Ms. Carter-Miller is also a director of two other public companies: Interpublic Group of Companies, Inc. and NetGear, Inc.

Gary E. Costley, age 66, has been a Director of the Company and Principal Life since 2002. He has been a member of the Audit Committee since February 2009 and a member of the Strategic Issues Committee since January 1, 2010. He has also served on the Human Resources Committee.
Dr. Costley was Chairman and Chief Executive Officer of International Multifoods Corporation, a manufacturer and marketer of branded consumer food and food service products, from November 2001 until June 2004. Following his retirement from International Multifoods which had just under $1 billion in sales in 2003, he was a co-founder and managing director of C & G Capital Management which provided capital and management to health, medical and nutritional products and services companies until May 2009. He was Dean of the Babcock Graduate School of Management at Wake Forest University in Winston-Salem, North Carolina from 1995 - 1997 and taught business ethics during his tenure as a professor of management. Dr. Costley also had 24 years with Kellogg Company from 1970 - 1994 where he most recently was President of Kellogg North America. In addition to leading and being responsible for financial management of International Multifoods and Kellogg North America, Dr. Costley has executive-level experience in brand management, marketing, sales, distribution, public affairs, corporate development, quality management and acquisitions and mergers, and has taught business ethics.
He attended Oregon State University where he earned his bachelor's and master's degrees and a Ph.D.
Dr. Costley is also a director of three other public companies: Covance, Inc., Prestige Brand Holdings, Inc. and Tiffany & Co. He was also a director of the following other public companies at times during the past five years: Accelrys, Inc. and Pharmacopeia Drug Discovery, Inc.

Class II Directors Continuing in Office Whose Terms Expire in 2012

Richard L. Keyser, age 67, has been a Director of the Company and Principal Life since 2002. He has been a member of the Finance Committee since January 1, 2010, a member of the Nominating and Governance Committee since 2003, and has also served on the Audit Committee.
Mr. Keyser has been Chairman Emeritus of W.W. Grainger, Inc., an international distributor of products used by businesses to maintain, repair and operate their facilities, since April 2009. He was Chairman of the Board of Grainger since September 1997 and served as Chief Executive Officer from March 1995 - May 2008. Previously he was President and Chief Executive Officer from March 1995 -September 1997, as well as President and Chief Operating Officer from March 1994 - March 1995. In addition to leading and being responsible for financial management of Grainger, which had sales of $6.4 billion in 2007, Mr. Keyser gained executive-level experience at Grainger on international operations, notably China and Mexico; operational excellence; customer service; integrated distribution networks; marketing to individuals, businesses and institutions; and electronic commerce.
He earned his bachelor's degree in nuclear science at the U. S. Naval Academy and a master's degree in business administration at Harvard University.
Mr. Keyser is a director of two other public companies: W.W. Grainger, Inc. and Zebra Technologies Corporation. He was also a director of the following other public company at times during the past five years: Rohm and Haas Company.

Arjun K. Mathrani, age 65, has been a Director of the Company and Principal Life since 2003. He has been Chair of the Audit Committee since 2007, a member of the Finance Committee since January 1, 2010, and a member of the Executive Committee since 2009. He has also served on the Strategic Issues Committee.
Mr. Mathrani teaches courses in finance, risk management and banking at New York University Stern School of Business, at St. John's University, New York, and at Cambridge University's Judge Business School. In 1998, Mr. Mathrani was the Chief Executive Officer of ING Barings in London. He retired from Chase Manhattan Bank as Senior Managing Director — Global Asset Management and Private Banking in 1997, where he served as Chief Financial Officer from 1994-1996 and Corporate Treasurer from 1991-1994. While at Chase for 28 years, he held senior positions in its credit risk management function and had extensive experience running Chase's businesses in Asia and Latin America. He is a member of the Global Association of Risk Professionals. Mr. Mathrani has executive-level experience in finance, capital markets, banking, risk management, analysis and management of portfolio investments, international operations, global asset management, acquisitions and mergers, and investor relations.
He received his bachelor's degree at the University of Bombay in India and his master's degree at Cambridge University in England.

Elizabeth E. Tallett, age 61, has been a Director of Principal Life since 1992 and a Director of the Company since 2001. She has been Presiding Director since 2007 and has also served as Alternate Presiding Director. She has been a member of the Human Resources Committee since 2007 and a member of the Executive Committee since 2002. Ms. Tallett was the Chair of the Audit Committee from 1997-2007 and has also been a member of the Strategic Issues Committee.
Ms. Tallett has been a Principal of Hunter Partners, LLC, a management company for early to mid-stage pharmaceutical, biotech and medical device companies, since July 2002. She has more than 30 years experience in the bio pharmaceutical and consumer industries. Her senior management experience includes President and Chief Executive Officer of Transcell Technologies, Inc., President of Centocor Pharmaceuticals, member of the Parke-Davis Executive Committee, and Director of Worldwide Strategic Planning for Warner-Lambert. In addition to her leadership and financial management in pharmaceutical and biotechnology firms, she has executive-level experience in multinational companies, international operations, economics, strategic planning, marketing, product development, and acquisitions and mergers.
She received a bachelor's degree with honors in mathematics and economics from the University of Nottingham in England.
Ms. Tallett is a director of four other public companies: Coventry Health Care, Inc., IntegraMed America, Inc., Meredith Corporation and Varian, Inc. She was also a director of the following other public companies at times during the past five years: Immunicon, Inc. and Varian Semiconductor Equipment Associates, Inc.

CORPORATE GOVERNANCE

        The business of the Company is managed under the direction of the Board. The Board selects and oversees management and provides advice and counsel to the Chief Executive Officer ("CEO"). The Board reviews and discusses the strategic direction of the Company and monitors the Company's performance against goals the Board and management establish.

Board Leadership Structure

        The current Board leadership structure is a combined position of Chairman of the Board and Chief Executive Officer (Larry D. Zimpleman) and a Presiding Director (Elizabeth E. Tallett). Betsy J. Bernard is the Alternate Presiding Director. J. Barry Griswell served as non-executive Chairman of the Board following his retirement from the Company on December 31, 2008 until May 19, 2009. On May 19, 2009, Larry D. Zimpleman was named Chairman of the Board in addition to his position as CEO. The Presiding Director is selected by the other independent Directors, and the position does not automatically rotate.

        The Board regularly reviews its leadership model and has a flexible approach on whether the positions of CEO and Chairman should be split or combined. The decision is based on the tenure and experience of the CEO along with the broader economic and operating environment of the Company.

        The Presiding Director and Chairman jointly make the decisions on the Board agenda and information for each meeting. The Presiding Director and Chairman share the duties of presiding at each Board meeting. The Chairman presides when the Board is meeting as a full Board. The Presiding Director presides in the absence of the Chairman and also presides during each executive session of independent Directors ("Executive Sessions"), which generally occur both at the start and end of each regular Board meeting. Executive Sessions were held in conjunction with each regularly scheduled Board meeting during 2009 and many of the special Board meetings, and all Executive Sessions were led by the Presiding Director.

        The Presiding Director plans the content and time devoted to the Executive Sessions and gives input to the Chief Executive Officer based on Executive Session discussions. The Presiding Director is responsible to take action and call a special Board meeting if the Chairman and CEO is unable to act for any reason.

        In the experience of the Company, this more flexible and shared approach towards Board leadership is preferable to a more proscriptive approach that either requires a combined Chairman/CEO or a split of the positions of Chairman and CEO.

Role of the Board of Directors in Risk Oversight

        The Company's Board of Directors believes that risk oversight, like strategy, is a responsibility of the full Board. The Board weighs risk versus return in the context of the organization's key risks and risk philosophy when approving corporate strategy and major business decisions, setting executive compensation, and monitoring the Company's progress. The Board uses its committees in carrying out certain of its risk oversight responsibilities, as discussed below. These committees make reports to the full Board at each regular Board meeting. This regular reporting is part of the Board's leadership structure and promotes coordination of the risk oversight function at the level of the full Board. Like all financial services companies, we are exposed to a wide variety of financial, accounting, operational and other risks and these are regularly reviewed with the Board and its committees. The Company's extensive risk management framework, which includes the Board and its committees, is discussed in more detail on pages 16 - 17 of the Company's annual report on Form 10-K.

        The Company has had a Chief Risk Officer since 2005. The Chief Risk Officer works with other members of management including the Chief Executive Officer, Chief Financial Officer, Chief Investment Officer, General Counsel and business unit Presidents in identifying, assessing and managing financial, industry and other business risks in an entity-wide, centralized Enterprise Risk Management ("ERM") program. These officers make periodic reports to and have discussions with the Board and its committees on various aspects of the ERM program, specific risk topics, and how strategy and operational initiatives integrate with the Company's risk objectives. These reports allow the Board to get an increased understanding of the material risks the organization faces and whether management is responding appropriately to potential risks, how certain risks relate to other risks, and the level of risk in proposed actions presented for Board approval.

        Because we are a financial services company with insurance and risk-related businesses supported by investment portfolios of diverse assets, capital adequacy is an important focus of ERM. At each regular Board meeting, the Chief Risk Officer reports on sources and uses of capital, satisfaction of regulatory and rating agency capital requirements, capital management and liquidity. The Chief Investment Officer reports quarterly to the Board on management efforts to position the Company's investment policy for risk and reward and on risk in the investment portfolio, including credit risk.

        The Chief Risk Officer submits a quarterly, in-depth report to the Board on a current risk management topic of interest and annually makes a presentation to the Board on the Company's ERM program. The annual presentation and discussion with the Board includes topics such as risk management philosophy; risk identification, assessment and mitigation throughout the year; an inventory of the Company's risks related to each of the categories of credit, market, product/pricing and business/operation and where within the Company these risks are managed; risk modeling and capital adequacy analysis using various metrics; relative impact on the organization of various financial risks; and external perspectives on the organization's risk management.

        The Audit Committee of the Board discusses policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Chief Risk Officer attends Audit Committee meetings and regularly meets along with selected other members of management in executive session with the Audit Committee members.

        The Human Resources Committee believes the Company's executive compensation program should be aligned with our strategic plan and compensate executives for an appropriate balance of reward and risk. The Committee reviews incentive compensation arrangements to confirm that they do not encourage inappropriate risk-taking and adopts policies to limit or mitigate risk. The Committee meets regularly with the Chief Risk Officer to assess and discuss risk in the Company's compensation program and the Committee's independent outside compensation consultant evaluates and advises the Committee on the design and risk implications of its executive compensation program.

        In selecting candidates for the Board, the Nominating and Governance Committee takes into account whether the Board as a whole possesses the expertise needed to monitor the risks facing the Company.

        In addition to its primary purpose of assisting the Board with respect to the organization's financial, investment and capital management policies, the Board's newly formed Finance Committee will assist the Board in its oversight of particular risks. The Committee will also review and provide guidance to the Board on the organization's capital adequacy based on the organization's risk exposures.

Majority Voting

        Directors are elected by the majority of votes cast in uncontested Director elections. If an incumbent Director is not elected, and no successor is elected, the Board of Directors will decide whether to accept the resignation that was tendered by the nominee. The Board's decision and reasons for its decision will be publicly disclosed within 90 days of certification of the election results.

Director Independence

        The Board determines at least annually whether each Director is independent, and uses the independence standards it has adopted to assist in its determinations. These standards are available on the Company's website, www.principal.com. The Board has affirmatively determined that nine of the current 11 Directors (and William T. Kerr and Therese M. Vaughan, who also served on the Board during 20091) meet the independence standards and have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), and that all current members (and Directors who were members in 2009) of the Audit, Human Resources and Nominating and Governance Committees are independent under the New York Stock Exchange listing standards.

(1)
Mr. Kerr resigned from the Board effective February 24, 2010, in connection with his new position as president and chief executive officer of Arbitron, Inc. Dr. Vaughan resigned from the Board on January 15, 2009, to accept a position as the chief executive of the National Association of Insurance Commissioners.

        In its review of Director independence, the Board considers all commercial, banking, consulting, legal, accounting, charitable and familial relationships and other direct and indirect relationships (as a partner, shareholder or officer of an organization) a Director may have with the Company and its subsidiaries. The Board most recently made these determinations for each Director in February 2010, based on:

  •
  A review of relationships and transactions between Directors, their immediate family members or other organizations and the Company, its subsidiaries or executive officers;

  •
  Questionnaires completed by each current Director regarding any relationships or transactions that could affect the Director's independence;

  •
  The Company's review of its purchasing, investment and customer records; and

  •
  Recommendations of the Nominating and Governance Committee.

        Based on this information and the standards described above, the Board has determined that the following Directors are independent (or were while members of the Board): Ms. Bernard, Ms. Carter-Miller, Dr. Costley, Mr. Dan, Dr. Gelatt, Ms. Helton, Mr. Kerr, Mr. Keyser, Mr. Mathrani, Ms. Tallett and Dr. Vaughan. Eighty-two percent of the Company's current Directors are independent.

        One Director had no relationship with the Company, except as a Director (Mr. Mathrani). For other Directors, as shown below, the Board considered the following categories or types of transactions, relationships or arrangements that currently exist (or existed in the last three years) in making its independence determinations. In each transaction described below, the annual payments made or received by the Company did not exceed the greater of $1,000,000 or two percent of the recipient's gross revenues:

  •
  Seven Directors, personally, are or were our customers: Ms. Bernard, Ms. Carter-Miller, Dr. Gelatt, Ms. Helton, Mr. Kerr, Mr. Keyser, Ms. Tallett.

  •
  Four Directors are or were executive officers of companies that had business transactions with us. Those companies are our customers (Mr. Dan, Dr. Gelatt, Mr. Kerr, Mr. Keyser) or we are their customers (Mr. Dan, Mr. Kerr, Mr. Keyser), or as part of our investment portfolio supporting Principal Life's insurance business, we have invested in their public securities (Mr. Dan, Mr. Kerr, Mr. Keyser) or the company leased space in an investment property (Mr. Keyser).

  •
  Seven Directors serve or served as non-management directors of other companies that had business transactions with us. Those companies are our customers (Mr. Kerr, Mr. Keyser, Ms. Tallett) or we are their customers (Ms. Bernard, Mr. Kerr, Mr. Keyser), or as part of our investment portfolio supporting Principal Life's insurance operations, we have invested in their public securities (Ms. Bernard, Ms. Carter-Miller, Dr. Costley, Ms. Helton, Mr. Kerr, Mr. Keyser, Ms. Tallett) or the company leased space in an investment property (Ms. Bernard, Mr. Keyser).

  •
  Dr. Costley's son-in-law is a partner in a law firm that performs legal services for the Company. Dr. Costley's son-in-law does not personally perform the services for the Company.

  •
  Dr. Vaughan's brother is an employee (but not an executive officer) of the Company.

        The above transactions were not considered by the Board to be material to the Company or to the other persons or companies involved in the transactions. This conclusion was based on the amount paid for the goods or services and the finding that the transactions, including the investment transactions, were entered into in the ordinary course of business and on terms generally available in the marketplace.

Certain Relationships and Related Transactions

        Nippon Life Insurance Company ("Nippon Life"), which held approximately 6% of the Company's Common Stock in 2009, is the parent company of Nippon Life Insurance Company of America ("NILA"). Nippon Life, NILA and Principal Life have had an ongoing business relationship for more than 20 years. Principal Life assisted Nippon Life in the start up activities of NLIA, which began business in 1991. Currently, Nippon Life and NLIA are customers of Principal Life and purchase retirement and financial services offered by Principal Life. NLIA paid Principal Life approximately $9.5 million for third party administration services related to its group welfare benefit plans, approximately $110,000 for tax services related to its insurance business, and approximately $50,000 for services related to its retirement plans for 2009. Nippon Life and NILA also paid Principal Global Investors, LLC and its subsidiaries approximately $1,240,900 for investment services for 2009. The Company owns approximately three percent of the common stock of NLIA.

        The Company has a policy for approval or ratification of transactions with Related Parties. The Nominating and Governance Committee or Chair of the Committee must approve all such transactions not deemed "pre-approved" under the Company's Related Party Transaction Policy. At each quarterly meeting, the Nominating and Governance Committee reviews a report of any non-material transactions with Directors or the firms of which they are an executive officer or director, and any other Related Party transactions, including those involving executive officers and more than five percent shareholders. If appropriate, the Committee ratifies these transactions. Transactions involving employment of a relative of an executive officer or Director must be approved by the Human Resources Committee. The Company's Related Party Transaction Policy may be found at www.principal.com.

Board Meetings

        The Board held 20 meetings in 2009, and each of the Directors then in office attended more than 75 percent in the aggregate of the meetings of the Board and the standing committees of which the Director was a member. The annual meeting of shareholders is scheduled on the same day as the regular meeting of the Board in the second quarter to enable the Directors to attend. All of the Directors attended the 2009 Annual Meeting.

Corporate Code of Ethics

        Each Director and officer of the Company has certified compliance with the Corporate Code of Ethics.

Board Committees

        Only independent Directors may serve on the Audit, Human Resources and Nominating and Governance Committees. Committee members and committee chairs are recommended to the Board by the Nominating and Governance Committee. The Committees review their charters and evaluate their performance annually. Charters of the Audit, Finance, Human Resources and Nominating and Governance Committees are available on the Company's website, www.principal.com.

Committee Membership

Director	Audit Committee	Human Resources Committee	Nominating and Governance Committee	Executive Committee	Strategic Issues Committee(1)	Finance Committee
Betsy J. Bernard			Chair	X	X(2)
Jocelyn Carter-Miller			X		Chair(2)	X
Gary E. Costley(3)	X	X			X(2)
Michael T. Dan		Chair(4)			Chair(2)
C. Daniel Gelatt	X
J. Barry Griswell				Chair(5)
Sandra L. Helton	X				X(2)	Chair
William T. Kerr(6)		Chair		X
Richard L. Keyser			X			X
Arjun K. Mathrani	Chair			X	X(2)	X
Elizabeth E. Tallett		X		X
Therese M. Vaughan(7)	X				X
Larry D. Zimpleman				Chair(5)

(1)
The Strategic Issues Committee has the primary responsibility for planning the Board of Directors' annual strategic retreat.

(2)
Ms. Carter-Miller was the Chair of the Strategic Issues Committee until January 1, 2010 when Mr. Dan became the Chair of the Committee. Ms. Helton and Mr. Mathrani were members of the Committee until January 1, 2010 when in addition to Mr. Dan, Ms. Bernard and Dr. Costley became members of the Committee.

(3)
Dr. Costley moved from the Human Resources Committee to the Audit Committee on February 26, 2009.

(4)
As of February 24, 2010.

(5)
Mr. Griswell was Chair of the Executive Committee until August 18, 2009 when Mr. Zimpleman became the Chair of the Committee.

(6)
Until his resignation on February 24, 2010.

(7)
Until her resignation on January 15, 2009.

Audit Committee

        The Audit Committee is responsible for:

  •
  appointment, termination, compensation and oversight of the Company's independent auditor;

  •
  reviewing and reporting to the Board on the audit and non-audit activities of the independent auditor;

  •
  approving all audit engagement fees and pre-approval of any compensation of the independent auditor for non-audit engagements, consistent with the Company's Policy on Auditor Independence;

  •
  reviewing audit plans and results;

  •
  reviewing and reporting to the Board on accounting policies and legal and regulatory compliance; and

  •
  reviewing the Company's policies with respect to risk assessment and risk management.

        The Committee meets at least quarterly with:

  •
  financial management;

  •
  the internal auditor;

  •
  the independent auditor;

  •
  the Company's Chief Financial Officer; and

  •
  the Company's General Counsel.

        The Committee held 10 meetings in 2009.

        The Board has determined that all members of the Audit Committee are financially literate, and that Ms. Helton and Mr. Mathrani are "financial experts" as defined by the Sarbanes-Oxley Act.

Audit Committee Report

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements for the fiscal year ended December 31, 2009, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Committee has discussed with Ernst & Young LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards ("SAS") 114, The Auditor's Communication with those Charged with Governance, as adopted by the Public Company Accounting Oversight Board (United States) ("PCAOB") in Rule 3200T. SAS 114 requires the independent auditor to communicate (i) the auditor's responsibility under standards of the PCAOB; (ii) an overview of the planned scope and timing of the audit; and (iii) significant findings from the audit, including the qualitative aspects of the entity's significant accounting practices; significant difficulties, if any, encountered in performing the audit; uncorrected misstatements identified during the audit, other than those the auditor believes are trivial, if any; any disagreements with management; and any other issues arising from the audit that are significant or relevant to those charged with governance.

        The Committee has received from Ernst & Young LLP the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Committee concerning independence. The Committee has discussed with Ernst & Young LLP its independence and Ernst & Young LLP has confirmed in its letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

        The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC. The Committee has also approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2010.

        As specified in the Audit Committee charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of the Company's independent auditor and management. In giving our recommendation to the Board, the Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditor with respect to such financial statements.

Arjun K. Mathrani, Chair Gary E. Costley C. Daniel Gelatt Sandra L. Helton

 Nominating and Governance Committee

        The Nominating and Governance Committee recommends to the Board:

  •
  Director candidates; and

  •
  Board committee assignments and service as Presiding Director and Alternate Presiding Director.

        The Committee also reviews and reports to the Board on:

  •
  Director independence;

  •
  performance of individual Directors;

  •
  process for the annual self-evaluations of the Board and its committees;

  •
  content of the Company's Corporate Code of Ethics;

  •
  Director compensation; and

  •
  the Company's Corporate Governance Guidelines.

        The Committee held four meetings in 2009.

Director Qualifications, Process for Identifying and Evaluating Director Candidates and Diversity of the Board

        The Committee regularly assesses the appropriate mix of skills and characteristics for Board members in light of the current make-up of the Board and the needs of the Company. Periodically, the Committee uses an outside consultant to assist in the strategic process of evaluating the expertise, backgrounds and competencies of the Directors as they relate to the current strategic direction, initiatives and risk factors of the Company. The results of these current needs assessments provide direction in searches for specific Board candidates, which are normally undertaken by the Committee using director search firms.

        Individual performance reviews are held for Directors who are eligible for re-nomination in connection with the next Annual Meeting. The process involves reviewing the Director's current contributions to the Board and his or her present occupation and other commitments. For several years, the Committee has engaged an outside consulting firm to perform individual Director evaluations by interviewing the other members of the Board and then assessing the Director's current contributions in light of the needs of the Board.

        In evaluating both new Board candidates and Directors who are eligible for renomination, the Committee assesses personal and professional ethics, integrity and values, and expertise that is useful to the Company and complementary to the background and experience of other Directors. It is important that the Board includes Directors who are CEOs or retired CEOs and Directors who have financial management or accounting experience. The following competencies are also sought: strategic orientation, results-orientation and comprehensive decision-making. The Board has a mandatory retirement policy that provides that a Director's term shall not extend beyond the annual meeting following the Director's 72nd birthday.

        The Committee addresses the qualifications of current Directors and how they relate to the effectiveness of the Board and its committees through the processes described above. Many important attributes apply to all members of the Board, including: backgrounds and experiences which support the Company's core value of integrity; background, training or experience which is useful to the Company considering its current strategy, initiatives and risk factors; and demonstrated willingness to prepare for, attend and participate effectively with the other Directors and management in Board and Committee meetings. Several Directors, as their primary occupation, have led businesses or major business divisions as CEO or President (Ms. Bernard, Dr. Costley, Mr. Dan, Dr. Gelatt, Mr. Keyser and Ms. Tallett). Ms. Carter-Miller, Ms. Helton and Mr. Mathrani have specific training and executive-level experience in accounting or financial management. Mr. Mathrani has executive-level experience in the financial services and global asset management industries, and that particular background was identified in the candidate search which led to his selection. Many Directors have executive-level experience in other areas central to the Company's strategy and initiatives, including international business development and operations (Ms. Carter-Miller, Mr. Dan, Ms. Helton, Mr. Keyser, Mr. Mathrani, Ms. Tallett); advertising, marketing, distribution and brand management (Ms. Bernard, Ms. Carter-Miller, Mr. Dan, Dr. Costley, Mr. Keyser); consumers, quality management and customer service (Ms. Bernard, Dr. Costley, Mr. Dan, Dr. Gelatt, Mr. Keyser); product development (Ms. Bernard, Ms. Carter-Miller, Dr. Gelatt, Ms. Tallett); economics, mathematics or technology (Dr. Gelatt, Ms. Helton); risk management (Mr. Dan, Mr. Mathrani);

strategic planning (Ms. Carter-Miller, Ms. Helton, Ms. Tallett); and major corporate transactions such as acquisitions and mergers (Ms. Bernard, Dr. Costley, Ms. Tallett).

        The Board's Corporate Governance Guidelines state that diversity of the Board as a whole is a valued objective. Assessing Board diversity in terms of race, gender and national origin, and with regard to various backgrounds, experiences and areas of expertise, is part of the Nominating and Governance Committee's continual review of the Board's current and future needs. The Board's recognition of diversity as an important factor in Board effectiveness is apparent through observation of past and current Board selections and is not set forth as a formal policy. It is a reflection of the Company's culture and commitment to diversity, for which the Company has received significant recognition from Catalyst, the National Association of Female Executives, LATINA Style magazine and others. The composition and effectiveness of the Board has benefitted over time from specific candidate searches to identify nominees who possessed the skills, backgrounds and qualifications needed by the Board and who would also increase the Board's diversity.

        The Committee will consider shareholder recommendations for Directors sent to the Nominating and Governance Committee, c/o the Corporate Secretary. Director candidates nominated by shareholders are evaluated in the same manner as Director candidates identified by the Committee, management and search firms.

Finance Committee

        The Finance Committee is a new Board Committee effective January 1, 2010, with the primary purpose of assisting the Board with respect to the organization's financial, investment and capital management policies. The Finance Committee is responsible for:

  •
  reviewing the capital structure and capital plan of the organization;

  •
  reviewing and providing guidance to the Board on significant financial transactions; financial policies; credit ratings; matters of corporate finance including issuance of debt and equity; shareholder dividends; and proposed mergers, acquisitions and divestitures;

  •
  reviewing and providing guidance to the Human Resources Committee and the Board on financial goals for the upcoming year;

  •
  overseeing the organization's investment policies, strategies and programs, and reviewing the policies and procedures governing the use of financial instruments including derivatives; and

  •
  assisting the Board in overseeing and reviewing the organization's enterprise risk management framework, including the significant policies, procedures and practices employed to manage liquidity risk, credit risk, market risk, operational risk and insurance risk.

Human Resources Committee

        The Human Resources Committee is responsible for:

  •
  evaluating the performance of the CEO and determining his compensation in light of goals and objectives approved by the Committee;

  •
  reviewing and approving compensation for all other officers of the Company and Principal Life at the level of Senior Vice President and above. We will refer to these officers as "Executives" throughout the remainder of this discussion;

  •
  reviewing and approving any employment, severance or change of control agreements and perquisites for Executives;

  •
  overseeing Executive development and succession planning;

  •
  acting on management's recommendations for salary and employee compensation policies for all other employees;

  •
  administering the Company's Annual Incentive Plan, Incentive Pay Plan ("Principal Annual Plan") and Stock Incentive Plan, and any other compensation plans that provide compensation to Executives;

  •
  acting on management's recommendations that require Director action for all employee pension and welfare benefit plans; and

  •
  reviewing the Company's compensation programs to confirm that these programs encourage management to take appropriate risks on an individual risk basis and in the aggregate on a Company wide basis, and to discourage inappropriate risk and behaviors that are inconsistent with the Company's business plan and policies.

        The Committee held eight meetings in 2009.

Performance Goal Setting Process

        The Board holds a strategic planning session with management in September of each year to review the Company's long-term strategy and discuss how longer-term objectives and near-term priorities will be achieved and balanced against one another. This is an important foundation for the annual performance goal-setting process.

        At the November Board meeting, the CEO, Chief Financial Officer ("CFO"), Chief Risk Officer and Division Presidents recommend preliminary Company and business unit financial goals and strategic initiatives for the next year and discuss with the Board how the goals and initiatives were developed and how difficult they will be to achieve. The Human Resources Committee reviews the individual goals the CEO proposes for himself, and provides feedback on how these goals should be revised. Based on these discussions, employees throughout the organization, including all Executives, develop individual performance goals with their leaders that support achievement of the goals of the Company and its business units. The CEO's final recommended goals for the Company, each business unit and individual Executives are reviewed with and approved by the Human Resources Committee after the financial results for the prior year are finalized. For 2010, and as it will do going forward, the new Finance Committee of the Board reviewed and provided guidance to the Board and the Human Resources Committee on the assumptions behind the financial projections for, and the appropriateness of, the Company's financial goals for the upcoming year.

Executive Committee

        The Executive Committee generally acts only on matters specifically delegated to it by the Board. All actions of the Executive Committee must be approved by its independent members. The Executive Committee has all the authority of the Board in the management of the Company's business between Board meetings, except that it has no authority with respect to matters for which the Board has specifically directed otherwise or for certain matters set forth by law and in the Company's By-Laws. The Committee did not meet in 2009.

DIRECTORS' COMPENSATION

        Directors serve on the Boards of the Company, Principal Life and Principal Financial Services, Inc. Directors who are also employees do not receive any compensation for their service as members of the Board. The Company provides competitive compensation to attract and retain high-quality Directors. The Company's Director compensation philosophy is to have a compensation program that encourages the Board to be independent and objective, to appropriately challenge the management team and to protect shareholder value, while at the same time, provide a reasonable amount of compensation for the time and effort expended by Directors. A substantial proportion of Director compensation is provided in the form of equity to help align Directors' interests with the interests of shareholders.

        The Nominating and Governance Committee uses Frederic W. Cook & Co., Inc. ("Cook") to advise on Director compensation. The Director compensation program is generally reviewed annually. During these reviews Cook evaluates the design and competitiveness of the Director compensation program. It also reviews corporate governance best practices and trends in Director compensation and recommends changes to our program, if appropriate. The competitive analysis of Director compensation is conducted using the same Peer Group as is used for the competitive analysis of Executive compensation. The Human Resources Committee establishes the Peer Group and makes adjustments to it from time to time. As it does for Executive compensation, the Company believes targeting Director compensation at approximately the median of the Peer Group is appropriate.

        Effective January 1, 2009, the Board established specific annual cash compensation in the amount of $250,000, payable in quarterly installments, for the non-executive Chairman of the Board, J. Barry Griswell, in lieu of all other forms of Director cash compensation. Mr. Griswell served in this role following his retirement as an employee of the Company on December 31, 2008, until May 19, 2009, and received two quarterly installments of this cash compensation. Due to the economic conditions and other steps taken by the Company to reduce expenses, including reducing employees' compensation, the Board reduced its cash compensation described below (including the cash compensation for the non-executive Chairman) by 10%, effective on March 28, 2009, and that compensation has not been increased. Mr. Zimpleman, as an employee of the Company, does not receive any compensation for serving as a Director. The Nominating and Governance Committee did not conduct its normal Director compensation program review in 2009 because the Board had decided it would not increase Director compensation in 2009, regardless of the results of the competitive analysis.

Annual Retainers

        Beginning in November 2008, Directors (except the non-executive Chairman, as explained above) who were not our employees, received an annual retainer of $65,000 (payable semiannually), an increase from the prior annual retainer of $60,000. Additional annual retainers received for serving as a Board Committee Chair were also increased: The Audit Committee Chair additional annual retainer was increased from $15,000 to $20,000; the Human Resources Committee Chair additional annual retainer was increased from $10,000 to $17,500 and the Nominating and Governance Committee Chair additional annual retainer was increased from $10,000 to $15,000. The additional annual retainer of $5,000 for serving as chair of any other committee of the Board was not changed. The additional annual retainer for serving as the Presiding Director was increased from $5,000 to $15,000. The Nominating and Governance Committee will determine the portion of the annual retainer payable to a Director who first becomes eligible for compensation during a Board year.

        As noted above, effective on March 28, 2009, the annual retainer for Directors, for service as a Committee chair, the non-executive Chairman and the Presiding Director, and the fees for attendance at meetings of the Board or a committee were reduced by 10%. The reduced fees are illustrated in the chart following the table showing the fees earned by Directors in 2009.

Restricted Stock Unit Grants

        Beginning in May 2009, at the close of each annual meeting, each non-employee Director will receive an annual award of restricted stock units ("RSUs") valued at $95,000 (unless a greater or lesser amount is determined to be appropriate by the Nominating and Governance Committee).

        Grants are made pursuant to the Principal Financial Group, Inc. 2005 Directors Stock Plan. Directors who join the Board at times other than the annual meeting or who first become eligible for compensation during a Board year may receive a grant of RSUs at the discretion of the Nominating and Governance Committee, which may be a portion or the entire amount of the annual grant. RSUs vest on the date of the next annual meeting subsequent to the grant. The receipt of the RSUs is deferred until at least the date of the Director's retirement from the Board. At payout, they are converted to shares of Common Stock. Dividend equivalents accumulate in additional RSUs, which vest and are converted to Common Stock at the same time and to the same extent as the underlying RSU. Beginning in 2009, Directors may defer payout of their RSUs beyond the date they terminate service on the Board.

        In addition to the annual award of RSUs received by all Directors in office at the close of the annual meeting on May 19, 2009, J. Barry Griswell received a pro rata grant of RSUs for the period January 2, 2009 through May 19, 2009. Prior to January 1, 2009, Mr. Griswell was an employee of the Company and therefore not eligible to receive Director compensation.

 Fees Earned by Directors in 2009

        The following table summarizes the compensation earned by non-employee Directors in 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Betsy J. Bernard	$126,160	$94,998	$221,158
Jocelyn Carter-Miller	$103,660	$94,998	$198,658
Gary E. Costley	$105,460	$94,998	$200,458
Michael T. Dan	$106,185	$94,998	$201,183
C. Daniel Gelatt	$108,460	$94,998	$203,458
J. Barry Griswell(2)(3)	$182,100	$126,999	$309,099
Sandra L. Helton	$110,235	$94,998	$205,233
William T. Kerr	$123,380	$94,998	$218,378
Richard L. Keyser	$108,510	$94,998	$203,508
Arjun K. Mathrani	$127,630	$94,998	$222,628
Elizabeth E. Tallett	$122,130	$94,998	$217,128
Therese M. Vaughan	$0	$0	$0

        This chart shows the fees payable to Directors for their services in 2009 and how those amounts were affected by the 10% reduction in cash fees starting March 28, 2009:

	From November 2008 – March 27, 2009	From and After March 28, 2009
Annual Retainers
Board	$65,000	$58,500
	$95,000 in RSUs	$95,000 in RSUs
Committee Chairs
Audit	$20,000	$18,000
Human Resources	$17,500	$15,750
Nominating and Governance	$15,000	$13,500
Other Committees	$5,000	$4,500
Presiding Director	$15,000	$13,500
Non Executive Chairman of the Board(3)	$250,000	$225,000
Attendance Fees
Board Meeting	$2,500 per day	$2,250
Board Meeting via Telephone	$1,000	$900
Committee Meeting	$1,300 if held on the day of or day prior to a Board meeting.	$1,170 if held on the day of or day prior to a Board meeting.
	$1,500 if held other than on the day of or day prior to a Board meeting.	$1,350 if held other than on the day of or day prior to a Board meeting.
Committee Meeting via Telephone	$1,000	$900
(1)
The amounts shown in this column reflect the grant date fair value of awards made in 2009, determined in accordance with FASB Accounting Standards Codification ("ASC") Topic 718 (formerly referred to as FAS 123R). These awards do not reflect actual amounts realized or that may be realized by the recipients.

(2)
Mr. Griswell received a pro rata RSU grant for the period January 1, 2009 – May 19, 2009 as part of his compensation as non-executive Chairman of the Board in addition to the annual RSU grant for all non-employee Directors following the annual meeting on May 19, 2009.

(3)
Annual retainer beginning on January 1, 2009, for J. Barry Griswell as non-executive Chairman of the Board, in lieu of other cash compensation, payable quarterly. Mr. Griswell served in this role from January 1, 2009 – May 19, 2009, and received two quarterly installments. Beginning July 1, 2009, Mr. Griswell received the regular cash compensation for Directors, including a pro rated regular Board annual retainer.

        As of December 31, 2009, each Director had the following aggregate number of outstanding stock options and RSUs as a result of Director compensation in 2009 and prior years, including additional RSUs as the result of dividend equivalents:

Name	Total Stock Options Outstanding at Fiscal Year End 2009 (shares)	Total RSUs Outstanding at Fiscal Year End 2009 (shares)
Betsy J. Bernard	7,820	11,399
Jocelyn Carter-Miller	7,820	13,089
Gary E. Costley	7,820	11,399
Michael T. Dan	0	9,292
C. Daniel Gelatt	7,820	15,482
J. Barry Griswell	0	6,044
Sandra L. Helton	7,820	11,399
William T. Kerr	7,820	13,089
Richard L. Keyser	7,820	15,065
Arjun K. Mathrani	3,820	14,220
Elizabeth E. Tallett	7,820	15,065
Therese M. Vaughan	0	0

Deferred Compensation

        Directors may defer the receipt of their cash retainers and attendance fees under the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc. This Plan provides four investment options: phantom units tied to the Company's Common Stock, the Principal LargeCap Blend I Inst Fund, the Principal Real Estate Securities Inst Fund, and the Principal Bond & Mortgage Securities Inst Fund. All of these funds are available to participants in Principal Life's broad-based employee 401(k) plan. The returns realized on these funds during 2009 are listed in the table under the heading "Qualified 401(k) Plan and Excess Plan," on page 40.

Directors' Stock Ownership Guidelines

        In August of 2006, the Board adopted a guideline that encourages Directors to accumulate a minimum level of Company stock ownership equal to five times their annual Board cash retainer by the later of August 2011, or five years after joining the Board. This program is intended to ensure that Directors accumulate a meaningful amount of stock, which fosters commonality of interest with shareholders. In addition, the receipt of the Common Stock represented by the RSUs is deferred at least until the Director's retirement or termination of service from the Board. Once this guideline is met, Directors will not need to make additional share purchases if the guideline is no longer met due to a reduction in stock price, as long as the Director's ownership level is not reduced as a result of share sales.

Other

        Directors are reimbursed for travel and other necessary business expenses incurred in the performance of their services for the Company. They are also covered under the Company's Business Travel Accident Insurance Policy and Directors' and Officers' insurance coverage. Principal Life has a Directors' Charitable Matching Gift Program and it matches the charitable gifts up to an annual aggregate amount for each Director of $6,000 per calendar year. Directors' contributions to the United Way are also matched up to $10,000 per year. These contributions are available during a Director's term and for three years thereafter. Directors who make gifts that are matched by Principal Life receive no financial benefit from the contribution because Principal Life receives the charitable contribution tax deductions for the matching gifts. In lieu of the Directors' Charitable Matching Gift Program, Mr. Griswell participated in the Principal Life Matching Gifts Program as a retired employee of the Company.

Perquisites

        Some Directors' spouses or partners have accompanied them in prior years to the annual Board strategic retreat. The Company has paid for some of their travel expenses and for some amenities for Directors and their spouses or partners at the retreat, such as meals and social events. In addition, Directors may purchase Principal Funds mutual funds at net asset value, as may employees. The total value of these perquisites is less than $10,000 per Director. The Company provided office space for Mr. Griswell in his role as non-executive Chairman of the Board (January 1, 2009 through May 19, 2009) and until July 10, 2009. There was no incremental cost to the Company for Mr. Griswell using this office beyond his term as Board Chairman.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This section of the Proxy Statement explains the Company's compensation goals and how and why compensation decisions were made for the Company's "Named Executive Officers:"

        Larry D. Zimpleman, Chairman, President and CEO;

        Terrance J. Lillis, Senior Vice President and CFO;

        John E. Aschenbrenner, former President — Insurance and Financial Services;

        Daniel J. Houston, President — Retirement, Insurance and Financial Services; and

        James P. McCaughan, President — Global Asset Management.

        The Company's Executive compensation program is designed to:

  •
  attract and retain talented executives who have the necessary experience and skills to do their jobs successfully;

  •
  tie the delivery of executive compensation to the achievement of the Company's long and short-term financial and strategic goals;

  •
  align the interests of executives and shareholders by having a significant portion of the executive's compensation in equity;

  •
  maximize the financial efficiency of the program from tax, accounting, cash flow and share dilution perspectives; and

  •
  support important corporate governance principles and established best practices.

        The Human Resources Committee also reviews compensation for the Named Executive Officers and other Executives to ensure that it provides proper incentives without encouraging risk taking that is reasonably likely to have a material adverse effect on the Company. The Committee believes that the Company's Executive compensation is well aligned with the Company's business strategy, and that the performance metrics tie to the long term creation of shareholder value. Compensation includes an appropriate mix of short and long term elements. Further, the stock ownership guidelines ensure Executives will have significant economic interests tied to the long term performance of the Company.

        As discussed below, the Committee uses a framework for the Annual Incentive Plan that encourages Executives to focus on a variety of performance objectives that are important in creating shareholder value. The long term nature of stock based incentive awards encourages Executives to appropriately understand and evaluate risk reward trade-offs and discourages excessive risk taking for short term gain. As a result, the Committee believes that our Executives are not incentivized to employ disproportionally risky growth strategies. The Committee therefore believes that the compensation program rewards executives for appropriately balancing reward and risk.

        The Committee has also adopted an executive compensation recovery policy that applies to executive officers. The Company can recover incentive compensation (cash or equity) if the amount of the compensation was based on achievement of financial results that were subsequently restated, if, in the opinion of the Committee, the executive officer engaged in fraud or intentional misconduct that caused the restatement of the Company's financial statements, and the amount of the executive officer's incentive compensation or equity award would have been lower had the financial results been properly reported.

Introduction to 2009 Executive Compensation Decisions and Process

        The Committee made calendar year 2009 compensation decisions for the Named Executive Officers based on the following key factors that are explained more fully below:

  •
  the Company's strategic and human resources objectives;

  •
  competitive data for the Peer Group (see page 24) and for a broader group of diversified financial services companies;

  •
  corporate and individual performance on key initiatives;

  •
  difficult economic conditions;

  •
  the CEO's compensation recommendations for other Executives;

  •
  the advice of the Committee's consultant; and

  •
  how each element of compensation stands on its own and how it relates to the other elements of compensation as a whole.

Interaction with Compensation Consultant and Management

        The Committee has the sole authority to retain, terminate and authorize the compensation payable to executive compensation consulting firms to advise the Committee. The Committee engaged Cook as its compensation consultant to advise the Committee on executive compensation program design and the amounts the Company should pay its Executives. Cook reports directly to the Committee regarding executive compensation. A representative from Cook attends meetings of the Committee, both with and without members of management present. The Nominating and Governance Committee also uses Cook to advise it on compensation for non-employee Directors. Cook does not and would not be allowed to, perform services for management. It receives no compensation from the Company other than for its work in advising these Board committees and has no other relationships with the Company.

        Every other year, the Committee asks Cook to perform a comprehensive review of the Company's executive compensation program. The goals of the review are to assist the Committee in:

  •
  determining whether the Company's executive compensation program is appropriately designed to support the Company's strategic and human resources objectives;

  •
  determining whether the target executive compensation levels are competitive with the market and whether actual compensation levels are reasonable given the Company's performance relative to peers;

  •
  designing changes to executive compensation plans or programs, as appropriate; and

  •
  setting pay opportunities, benefits and perquisites for the next year.

        During the years in which Cook does not conduct the study discussed above, the Committee reviews its executive compensation philosophy and objectives and makes determinations on base salaries, target levels and actual awards under incentive compensation plans and other matters the Committee decides should be addressed. These determinations are based, in part, on survey data provided by the Human Resources Department staff and such additional information from Cook as the Committee requests. Cook has reviewed the processes in which management develops the competitive data and informed the Committee that the methodology employed by management is appropriate.

        A comprehensive study was undertaken by Cook in 2007 for 2008 Executive compensation, and again in 2009 for 2010 compensation. The study examined base pay, annual incentive design and targets, long-term incentive design and targets, non-qualified benefits, perquisites, stock ownership guidelines, severance and change of control policies. The process included interviews with Executives to discuss organizational strategy and the implications for human resources and compensation policy. Cook's analysis focused on the structure of the direct compensation provided (base salary, annual incentive and long-term incentives) and its link to the Company's strategic plan. The Company's compensation program was also reviewed relative to the programs of its Peer Group (see page 24) and the aggregate costs of the program. Further, as part of its study every other year, Cook performs an analysis to ensure that total share dilution and the economic costs of long-term incentives are at a reasonable and affordable level for the Company. Cook also reviewed the Executive compensation plans against potential risk areas in compensation design, and determined that the Company's Executive compensation programs are well designed and supportive of the Company's business strategy, and do not provide incentives to Executives to take inappropriate risks.

Overall Design Considerations of Our Executive Compensation Program

        The principal elements of executive compensation are base salary, annual and long-term incentives, and benefits. The Company also provides limited perquisites, severance and change in control benefits as discussed in further detail later in this section.

        Annual compensation — base salary and annual bonus — is paid in cash. Long term incentive compensation is primarily provided through stock based awards. This mix of cash and equity makes it possible for the Company to attract highly skilled executives and ensure the appropriate link between pay, Company performance and results for shareholders.

        To ensure sufficient focus on achieving financial and strategic objectives and hold Executives most accountable for changes in shareholder value, the portion of total compensation provided in pay that varies based on performance increases with the importance of an Executive's role and responsibility. Because equity based compensation creates the strongest alignment between management and shareholder interests, the Committee believes that it should constitute at least as large a portion of total compensation as annual cash, and for the Named Executive Officers, equity-based compensation is the greater component of overall compensation.

        The Committee also considers the tax consequences of each element of compensation, making reasonable efforts to maximize the tax deductibility of all elements of compensation under Section 162(m) of the Internal Revenue Code ("Tax Code"), which limits the Company from deducting annual compensation exceeding $1,000,000 for our CEO and the three other most highly compensated Named Executive Officers (other than our CFO) who are in office on the last day of the fiscal year ("Covered Employees"). There is an exception to this rule for performance-based compensation. The Committee generally structures compensation for Covered Employees so that it qualifies for a tax deduction, but it may provide compensation to Covered Employees that is not deducible if it determines that it is appropriate to do so in light of other interests and goals, such as attracting and retaining key executives. For 2009, Messrs. Zimpleman, Aschenbrenner, McCaughan and Houston were Covered Employees.

Use of Compensation Data

        The Committee reviews the group of companies it uses to compare Executive compensation practices (the "Peer Group") every other year as part of Cook's comprehensive study. Cook provides information and analysis and recommends an appropriate Peer Group after interviews with Committee members and management. Cook's recommendations for an appropriate Peer Group of public, similarly-sized, diversified financial services, insurance and asset management companies take into account the Company's and the competitors' strategy, mix of business and size (as measured primarily by annual revenues, market capitalization and total assets). The Committee makes the decision on the companies to be included in the Peer Group. The companies in the Peer Group used for 2009 compensation comparisons were:

CIGNA	Manulife
Franklin Resources	MetLife
Genworth Financial	Nationwide
Hartford Financial Services	Prudential Financial
Legg Mason	Sun Life Financial
Lincoln National	T. Rowe Price

        These companies are the major competitors in one or more of the Company's businesses, but none represent the same business mix or emphasis characteristic of the Company. Some of these companies have higher market capitalization and revenue than the Company and some have lower market capitalization and revenue than the Company. For this reason, we target compensation for the Named Executive Officers at the median of the compensation of the named executive officers at the Peer Group companies.

        Cook provides compensation information on an executive-by-executive basis and for the named executive officers of the Peer Group as a group with respect to their base salaries and annual and long-term incentive compensation. Base salaries and target annual and long-term incentive compensation for our Executives may be more or less than the median compensation of the Peer Group based on individual and/or Company performance and the importance of the position or Executive to the Company at the current time as well as other retention factors. Also, actual compensation received by the Executive fluctuates above or below target levels for incentive plans based on individual and Company performance, as measured by operating results and changes in shareholder value. The Committee reviews the Company's performance against the performance of Peer Group companies to confirm that the Company's compensation is reasonable relative to its financial performance.

        In addition to the analysis of compensation relative to the Peer Group, annual data from published industry surveys produced by third parties provides additional context for the Committee's discussions(2). Further, every two to three years, the Company's non-cash benefit programs are compared with those of more than 100 diversified financial services companies. This is a larger group than the Peer Group because the information is used in designing and evaluating our broad-based employee benefit programs. Benefit programs are also compared against those of local employers in Des Moines, Iowa, due to the Company's significant employee population in that location.

(2)
The surveys used were the LOMA Executive Survey, McLagan Investment Management Survey, McLagan Mutual Fund Administration Survey, McLagan Investment Sales and Marketing Survey, Towers Perrin Diversified Insurance Study of Executive Compensation, Towers Perrin Financial Services Executive Survey, Mercer Benchmark Database, Mercer Global Premium Executive Remuneration Suite Fortune 500 Study, and Watson Wyatt Top Management Survey. The names of the companies participating in these surveys are included in Appendix B.

        Each year, the Committee reviews the total compensation paid to the Executives by reviewing compensation reports, called tally sheets. The tally sheets include the dollar value of base salary, annual and long-term incentive awards earned, deferred compensation, outstanding equity awards, benefits, perquisites and potential payments for termination scenarios. The information enables the Committee to analyze the value of total compensation and compensation actually delivered versus the compensation opportunities originally established by the Committee. This information is an important part of the analysis used by the Committee in making future compensation decisions and in the design of the incentive plans, benefits and perquisites. The tally sheets are also used to help the Committee determine that the Executive compensation program is consistent with the Company's compensation philosophy and desired positioning relative to market data. The Committee used the tally sheets as a basis for considering changes to the components of the Executive compensation program, but made no adjustments as a result of the analysis in 2009, based on the Committee's determination that the program continues to meet the Company's objectives.

Base Salary

        Base salary creates a level of compensation for Executives that is not dependent on Company performance and enables the Company to attract and retain highly skilled individuals at an affordable level of fixed expense. Salaries are intended to be competitive with the market for comparably talented executives. When determining base salary for each Executive, the Committee considers the Peer Group median for comparable executive positions as well as the survey data referenced above, the Executive's proficiency in a specific role, the Executive's work experience, the importance of the position to the Company, how difficult it would be to replace the Executive, and the Executive's performance. Salary increases, if any, generally take effect the first pay period in March of each year. Salary may also be reviewed when an Executive is promoted or has a significant change in responsibilities. Base salaries for Named Executive Officers were reduced 10% in March of 2009 as part of the Company's expense reduction efforts that were undertaken in response to the adverse economic conditions, and no Executive had any subsequent increase in base salary in 2009.

Annual Incentive Pay

        The Named Executive Officers are eligible to earn annual cash bonuses under the Principal Financial Group, Inc. Annual Incentive Plan, which has been approved by our shareholders, and qualifies as performance based compensation under §162(m) of the Tax Code. These bonuses are intended to motivate the Named Executive Officers and to promote the achievement of our performance objectives and the strategic initiatives that are important to the Company's success.

        This plan establishes a maximum annual bonus pool of 2% of annual income from the Company's continuing operations, minus net realized and unrealized gains and losses, as reported in the Company's financial statements ("Bonus Pool"). In addition, maximum bonuses are established under the Annual Incentive Plan for each participant. For 2009 these maximums were:

Named Executive Officer	Maximum Award as a Percentage of the Bonus Pool	Maximum Potential Award Payment
CEO (Zimpleman)	40%	$8.9M
Second highest Paid Covered Employee (McCaughan)	20%	$4.4M
Third highest Paid Covered Employee (Aschenbrenner)	13.33%	$3.0M
Fourth highest Paid Covered Employee (Houston)	13.33%	$3.0M
CFO (Lillis)	13.33%	$3.0M

        The Committee then applies negative discretion to determine the actual bonuses for the Named Executive Officers by reducing bonuses funded by the Annual Incentive Plan formula, using the following framework. First, the Committee sets the target and maximum annual incentive awards for each Named Executive Officer. For 2009, the Committee approved the following target awards for Named Executive Officers, expressed as a percentage of base salary.

Named Executive Officer	Target Award
Zimpleman	150%
Lillis	70%
Aschenbrenner	100%
Houston	100%
McCaughan	250%

        Mr. Zimpleman's target award was increased from 125% to 150% for 2009 in recognition of his promotion to CEO. These target awards were established by the Committee to be at about the median of the Peer Group. Mr. Zimpleman's target award opportunity is greater than that of the other Named Executive Officers except for Mr. McCaughan because Mr. Zimpleman has overall responsibility for the Company and greater responsibilities than the other Named Executive Officers. The award opportunity for Mr. McCaughan was established by the Committee to be competitive with award opportunities of senior executives within asset management firms.

        Next, the Committee reviewed past performance across several key financial measures and established a series of corporate and divisional quantitative goals to facilitate its assessment of the appropriate annual incentive compensation payable. Some of the goals were partially delegated to certain Named Executive Officers. The Committee did not assign any particular weighting to any of these goals; rather they were intended to provide guideposts to the Committee in exercising its negative discretion pursuant to the Annual Incentive Plan on the basis of its subjective evaluation of these factors. In determining Corporate performance for 2009, the Committee reviewed Company achievements on these key financial goals:

        1.     Achieve appropriate operating earnings and earnings per share

    One of management's responsibilities is to lead the Company in achieving appropriate operating earnings and earnings per diluted share each year. For 2009, the target for operating earnings was set at $715 million and earnings per diluted share of $2.74. Actual Company results for operating earnings and earnings per share were $804.1 million and $2.69, respectively. Earnings per share were affected by the issuance of approximately 50 million additional shares of Common Stock in 2009. Absent that offering, the earnings per diluted share would have been $3.07. In addition, Messrs. Aschenbrenner, Houston and McCaughan had operating earnings goals specific to the business units they oversee:

Named Executive Officer	Operating Earnings Goal	Operating Earnings Result
Aschenbrenner	$103 million for Life	$111.4 million
	$103 million for Specialty Benefits	$92.7 million
	$54 million for Health	$38.1 million
Houston	$410 million	$510 million
McCaughan	$50 million	$38.2 million

        2.     Achieve appropriate net income

    The Committee also reviewed management's achievement of a strategy that appropriately positions the Company's investment portfolio for risk and reward and to produces the appropriate level of net income. A net income target range of $365 million to $460 million was established for 2009. Actual 2009 net income was $589.7 million.

        3.     Execute on capital structure plans while maintaining weighted average cost of capital

    In order for the Company to maintain its financial strength ratings and to be able to execute on its strategy, targets were set to ensure sufficient capital and liquidity. The measures for this goal included maintaining a risk based capital ratio, as defined by the National Association of Insurance Commissioners ("NAIC"), greater than 375% in order to maintain the risk based capital ratio appropriate for a AA rating established by Standard & Poor's, and to have total available capital resources in the range of $400 million to $800 million. At year end, the NAIC risk based capital ratio was 425% and total available capital was in excess of $1.5 billion.

        4.     Minimize credit loss

    A metric was established to measure whether we are appropriately managing our asset portfolio and reflecting losses and impairments. Ranges were established for after-tax credit losses for corporate credits (40-55 basis points) and mortgage loans (10-15 basis points). Actual 2009 after-tax credit losses for corporate credits were 53 basis points and actual 2009 after-tax losses for mortgage loans were 52 basis points. We believe the excess of 2009 actual mortgage loan losses over the target reflects an acceleration of the cumulative losses we expect to incur from this portfolio during the next 2-3 years as we emerge from the current recession, and not an increase in total losses.

        5.     Achieve identified sales growth

    Growth targets were established for each of the Company's lines of business. The following chart shows actual 2009 sales growth compared to the targets:

Business Unit	Target	Result
Retirement and Investor Services sales growth	$21 billion	$13 billion
Principal Global Investors revenue from new sales	$12.6 million	$8.6 million
Life new premium	$250 million	$136 million
Specialty Benefits premium and fees	$1.4 billion	$1.3 billion

    In making decisions for awards under the Annual Incentive Plan, the Committee also considered that Retirement and Inventor Services, managed by Mr. Houston, excelled at aligning expenses with revenue and exceeded its operating earnings goal despite not meeting the sales goal. The operating earnings results for the business areas managed by Messrs. Aschenbrenner and McCaughan were below goal, as were sales.

Final Annual Incentive Pay Award Determination

        The following table shows the annual incentive award for each of the Named Executive Officers, as determined by the Committee in its discretion at its February 23, 2010 meeting, based on the factors set forth above. The column entitled "Reduction from Maximum Award" represents the negative discretion exercised by the Committee to reduce the maximum bonuses established under the Annual Incentive Plan to the awards paid.

Named Executive Officer	2009 Salary Earned	2009 Target	Individual Score	Final Award	Reduction from Maximum Award
Zimpleman	$741,539	150%	100%	$1,112,308	$7,787,691
Lillis	$295,689	70%	100%	$206,982	$2,793,018
Aschenbrenner	$546,885	100%	90%	$492,196	$2,507,804
Houston	$427,312	100%	100%	$427,312	$2,572,686
McCaughan	$523,712	250%	90%	$1,178,351	$3,221,649

        Executives may defer annual cash incentive awards into a nonqualified supplemental savings plan ("Excess Plan"), as shown in the Non Equity Incentive Compensation column of the Summary Compensation Table, described on page 33.

Long-term Incentive Compensation

        The long-term incentive compensation program is designed to ensure that the interests of Executives are aligned with those of shareholders so that the compensation actually received by the Executives reflects both the degree to which multi-year financial objectives are achieved and shareholder value is increased. A long-term focus is critical because the Company competes in businesses in which long-term performance is important, such as retirement products, life insurance and asset management. The long-term incentive compensation program also encourages cooperation among Executives, some of whom represent various business divisions, in pursuing corporate-wide goals.

        The Committee establishes a target long-term award opportunity for each Named Executive Officer stated as a percentage of each Executive's base salary based on Peer Group and survey data, referred to above, and the advice of its consultant. The Committee uses the following factors to adjust the target award opportunity and determine the actual percentage of base salary to be awarded to each Named Executive Officer ("Award Granted"): current competitive market data, the Executive's past performance, the Executive's current compensation, any retention concerns, the importance of the Executive to the Company over the long term, the potential impact the Executive could have on the Company's results, and the Executive's performance relative to the Executive's peers within the Company. However, grants are generally administered such that the aggregate grants do not exceed the sum of the target grants for all participants. The Targets and Adjusted Target Award Opportunities for 2009 were:

Named Executive Officer	Target	Award Granted
Zimpleman	500%	450%
Lillis	175%	150%
Aschenbrenner	275%	250%
Houston	275%	275%
McCaughan	275%	300%

        Mr. Zimpleman's award opportunity is greater than that of the other Named Executive Officers because he has overall responsibility for the Company. In addition to the annual grants referred to above, Messrs. Houston and McCaughan each received an additional one time restricted stock unit grant equivalent to one times individual base salary on February 24, 2009. These special one-time grants were made both to enhance the retention effect of the Company's equity awards and to increase the interest of each of these Executives in the Company's common stock, in light of Mr. Houston's increase in responsibilities during 2009, and in recognition of Mr. McCaughan's role in the growth of the Principal Global Investors operations over the past five years. These restricted stock unit awards are subject to a three year cliff vesting schedule.

        The Committee approved changes to the design of the Company's long-term incentive compensation plan starting with the 2009 - 2011 plan cycle. These changes addressed the impact of market volatility on the Company and the ability of the Company to continue to motivate, attract and retain Executives in uncertain market conditions.

        In 2008, a target long-term incentive grant value was established as a percentage of base salary. This grant value was delivered through a combination of stock options and Performance Share Awards ("PSAs"). However, as a result of the Company's shift to more financial market-sensitive, fee-based business, return on equity and operating Earnings Per Share ("EPS") are being impacted more by stock market volatility and less by management's operational performance. As a result, uncontrollable market volatility affects the program's ability to support the objectives of attracting, retaining and motivating executives. Several alternatives to address this issue were considered. Given the difficulty of setting multi-year performance goals and the volatility in the financial markets, in 2009 the Committee determined that the simplest and most effective approach was to replace the PSA program with a combination of performance based RSUs and stock options for Executive Vice Presidents and above. RSUs granted in 2009 will not vest unless the Company achieves an established seven percent Return on Equity ("ROE") threshold over the three year performance period. In addition, a percentage of the equity award formerly granted in PSAs was granted in stock options, to maintain the alignment of the interests of executives with those of shareholders.

        Further, in 2009 a change was made in the components of the long term incentive compensation awards for Senior Vice Presidents, who received 50% of their award in options, 25% in RSUs and 25% in long term performance units, which will be paid in cash. This design change helped conserve the stock available under the plans and reduced potential dilution. The performance unit component was adjusted, based on the 2009 Principal Annual Plan results (as described below), which was determined in February of 2010. One-half of the long-term cash performance units awarded in 2009 will vest on December 31, 2010 with the remaining one-half vesting on December 31, 2011.

        As a Senior Vice President, Mr. Lillis was awarded 25% of his long term incentive grant value in long term performance units. The final value of Mr. Lillis' long term cash performance units is $119,625 as the award value was paid at target based on the 2009 Principal Annual Plan corporate result of 100%. The Company's 2009 Balanced Scorecard measures provided the goal framework for the Principal Annual Plan. At the end of the year, the Committee reviewed Company achievements, including return on equity, earnings per share, operating earnings, liquidity, rating agency financial strength ratings and GAAP equity, as well as other factors the Committee felt were relevant. The Committee also reviewed the economic assumptions underlying the goals against actual results in the market.

 Changes for 2010

        As noted above, Cook conducts a comprehensive review of the Company's Executive compensation program every other year. Such a study was conducted in 2009 for 2010 compensation. The companies in the Peer Group used for 2010 compensation comparisons are listed below. As a result of the most recent review, given the current mix of the Company's business lines (reflecting a greater emphasis on asset management), a decision was made to omit Nationwide, as it became a private company in 2009, and to add Ameriprise Financial Inc.

Ameriprise Financial	Lincoln National
CIGNA	Manulife
Franklin Resources	MetLife
Genworth Financial	Prudential Financial
Hartford Financial Services	Sun Life Financial
Legg Mason	T. Rowe Price

        Starting in 2010, for the Named Executive Officers, one-half of the Adjusted Target Award Opportunity will be granted in stock options and one-half in performance based RSUs that vest based on both continued service and the achievement of certain financial objectives over a three-year period (with each three-year period treated as a "Performance Cycle"). The weighting is not based on a specific formula or algorithm, but rather is intended to create a balance, based on the Committee's judgment, which may change from time to time, between the achievement of specific operating performance objectives and changes in shareholder value. Realized compensation may vary considerably from the Adjusted Target Award Opportunity based on the Company's performance and changes in share price that occur after the grant.

        For the 2010 performance based RSUs, the performance requirement is to achieve pre-determined average ROE or cumulative operating income ("OI") targets. For this purpose, the ROE criteria require attaining a simple average ROE of 5% and cumulative OI of $1 billion for the three calendar years during the performance period. If neither the ROE nor the OI objective is met, no performance based RSUs will be earned or paid out. If either the ROE or OI objectives is met or exceeded, the number of units earned is determined using performance scales based on average ROE and average Book Value per Share ("BV/Share") over the performance period.

        Depending on the actual ROE and book value per share achieved, Executives may earn 0 or between 25% and 150% of the target number of units that were granted at the beginning of the performance cycle. To receive a target award, the Company must have an average ROE of 12% and an average BV/share of $27.00, and a maximum award (150% of target) will be paid at an average ROE of 15% and an average BV/share of $35.00. The minimum award (50% of target) will be paid at an average ROE of 6% and an average BV/share of $23.00. Straight line interpolation is used to determine awards for performance between minimum and target and between target and maximum. The BV/share measure was selected because of its focus on capital efficiency and growth, which are key indicators of long-term success. When combined with the OI measure used in the Annual Incentive Plan, use of ROE and BV/share for this portion of the long-term incentive ensures a balanced focus on both short-term and multi-year profitability, growth and the efficient use of capital. Executives may defer the receipt of performance based RSUs that are earned and would otherwise be paid shortly after the performance period ends.

Stock Ownership Guidelines

        Executives are required to own stock in the Company to ensure their interests are aligned with the shareholders' interests and long term performance of the Company. This requirement has been based on multiples of base salary and job level. Executives were required to obtain the specified level of stock ownership within five years of attaining their job level. The amount of stock ownership is determined by multiplying the shares or interests owned by the stock price at any given point in time. Once this guideline was met, Executives were not required to make additional share purchases if the guideline was no longer met due to a reduction in stock price, as long as the Executive's ownership level is not reduced as a result of share sales. All of the Named Executive Officers meet these guidelines or are on track to meeting them.

        The guidelines are:

Executive Level	Ownership Value as a Multiple of Base Salary
CEO (Zimpleman)	5 times
Division Presidents and Executive Vice Presidents (Aschenbrenner, Houston and McCaughan)	3 times
Senior Vice Presidents (Lillis)	2 times

        Starting in 2010, the stock ownership guidelines will change. Although the multiple of salary that is required to be owned in stock will not change, there will no longer be a five year time period in which to meet the guideline. Instead, Executives will be required to retain a portion of the "net profit shares" resulting from equity based long term incentive plan grants. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed at time of exercise, vesting of restricted stock or earn out of performance shares. The percentage of profit shares that must be retained until the multiple of salary guidelines are met are shown below:

Executive Level	Retention Ratio	Multiple of Base Salary
CEO (Zimpleman)	75%	5 times
Division Presidents and Executive Vice Presidents (Aschenbrenner, Houston and McCaughan)	50%	3 times
Senior Vice Presidents (Lillis)	20%	2 times

Trading Policy

        The Company prohibits employees, including executive officers, from purchasing any Company securities on margin (except for the exercise of stock options), engaging in short sales or trading in any put or call options.

Benefits

        In 2009, all of the Named Executive Officers participated in Principal Life's broad-based employee benefits program, including a qualified pension plan, a 401(k) plan, group health and disability coverage, group life insurance, a discounted employee stock purchase plan, paid time off, and flexible spending account plans. Principal Life also offers defined benefit and defined contribution non-qualified retirement plans (the "DBNQ" and the Excess Plan). These benefits are offered to attract and retain talent within the organization and provide long-term financial security to employees. The DBNQ helps the Company attract mid-career Executives and retain Executives by providing competitive retirement benefits. The DBNQ is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on the qualified pension plan. The narrative to the Pension Benefits Table on pages 38-39 provides additional information about the DBNQ and the qualified pension plan. Principal Life maintains the Excess Plan to help attract and retain Executives by allowing executives to save for retirement and to provide matching contributions on those savings, without regard to the limitations imposed by the Tax Code on 401(k) plans. The narrative to the Non-Qualified Defined Contribution and Other Deferred Compensation Plans Table on pages 40-41 provides additional information about the Excess Plan.

        Effective January 1, 2010, Mr. McCaughan no longer participates in the qualified pension plan, DBNQ and Excess Plan. This change was the result of a compensation and benefit review of asset management companies that showed that these are not common benefits for that type of company. This change also applied to other investment professionals within Principal Global Investors.

        Effective January 1, 2006, Principal Life made several changes to the broad-based employee retirement program that affected all employees, and similar changes were also made to the corresponding DBNQ and Excess Plan. In general, the pension and DBNQ benefit formulas (both traditional and cash balance) were reduced and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions. Employees who elected to retain the prior benefits are referred to as "Grandfathered Choice Participants." These changes were made to better align the pension and 401(k) plans with current market practice, while not adversely impacting more tenured employees.

        The value of the retirement and savings plans are targeted to be, in the aggregate, slightly above the median of diversified financial services companies because a large portion of the Company's business centers on the sale of retirement products. The traditional pension plan benefit for Grandfathered Choice Participants has a market value above the median and the 401(k) plan match for Grandfathered Choice Participants is below market median. These benefits, too, were originally designed to be slightly above market median to attract and retain employees. As retirement plans evolved in the marketplace, their value has changed, leading to the realignment with market in 2006.

        All other benefits are targeted at market median in the aggregate, which supports the Company's benefit strategy and aids in attracting and retaining talent.

Change of Control and Separation Pay

        The Committee believes it is in the best interests of the Company and its shareholders to:

  •
  assure that the Company will have the continued service of its Executives;

  •
  reduce the distraction of these Executives that would result from the personal uncertainties caused by a pending or threatened Change of Control;

  •
  encourage the Executives' full attention and dedication to the Company; and

  •
  provide the Executives with compensation and benefits upon a termination related to Change of Control that are competitive with those of similar businesses.

        For these reasons, the Company has entered into "Change of Control" employment agreements with each of the Executives. These agreements would help the Executives more fairly evaluate a potential acquisition of the Company, particularly when the acquisition would result in termination of the Executive's employment. The terms of and benefits provided under these Change of Control employment agreements are based on market practice and do not impact the decisions made regarding other components of the Named Executive Officers' compensation. When entering into these agreements, the Committee reviewed survey data and the Change of Control practices of other public insurance and financial services companies. The Committee continues to review market practices in this area for potential future changes in these agreements.

        All benefits provided to the Executives upon a Change of Control are paid after both a Change of Control and qualifying termination of employment have occurred (sometimes referred to as a "double-trigger"), except the then current value of the Executive's Excess Plan and DBNQ will be paid upon a Change of Control to ensure that the value of those plans does not erode upon the sale of the Company or other transaction resulting in a Change of Control.

        The Company's severance plans cover employees whose employment is terminated by the Company due to a reorganization or reduction in the workforce. Additional payments may be permitted in some circumstances as a result of negotiations with Executives, particularly when the Company requests additional covenants from the Executives. Terms of the severance provisions for Mr. Zimpleman were based on market practice, and did not impact the decisions made regarding other components of his compensation.

Perquisites

        The Company has few perquisites for Executives that are not offered to all employees, however Executives receive one physical examination per year.

        Beginning in June 2009, the Principal Financial Group Foundation, Inc. and/or Principal Life matches one half of charitable gifts made by employees of Principal Life, its domestic subsidiaries and affiliates to institutions of higher learning (with an annual maximum of $3,000), public and private K-12 schools (annual maximum of $500) and provides a dollar for dollar match for gifts to the United Way (no maximum). Prior to that time, the match was dollar for dollar up to the maximums indicated. Subject to the limitations contained in the Tax Code, Principal Life receives charitable contribution tax deductions for these matching gifts.

Human Resources Committee Report

        The Human Resources Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Michael T. Dan, Chair Elizabeth E. Tallett

Risk Assessment

        In order to ascertain whether any compensation policies or practices are reasonably likely to have a material adverse effect on the Company, the Chief Risk Officer and members of the Human Resources Department reviewed all of the Company's incentive compensation plans. A summary of this information was then provided to and reviewed with the Human Resources Committee of the Board. Based on the analysis conducted, we have determined that, for all employees, the Company's compensation plans are designed to encourage behaviors that create and maintain shareholder value, and do not encourage excessive risk.

        In reaching this determination, the following factors, among others, were reviewed: plan design, potential risks created by the plans, risk mitigation factors within plans, the mix of pay received by the participating employees (base vs. incentive), and whether historical payments were in line with the intended results. Governance practices regarding plan design and revisions were also reviewed.

 Summary Compensation Table

        The following table sets forth the compensation paid to the Named Executive Officers for services provided to the Company and its subsidiaries during 2009.

Name	Year	Salary $(1)	Bonus $	Non Equity Incentive Compensation $(2)(3)	Stock Awards $(4)(5)	Option Awards $(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings(6)	All Other Compensation $(7)	Total $(8)
Zimpleman	2009	$741,539	$0	$1,112,308	$929,880	$1,500,263	$602,786	$22,247	$4,909,023
Chairman, President	2008	$737,475	$0	$0	$2,000,000	$2,214,838	$1,525,902	$54,719	$6,532,934
and CEO	2007	$620,354	$0	$682,389	$1,249,782	$1,348,081	$1,391,557	$65,846	$5,358,009
Lillis	2009	$295,689	$0	$326,607	$88,283	$153,398	$192,729	$10,794	$1,067,500
Senior Vice	2008	$286,181	$64,104	$0	$188,796	$313,650	$260,647	$12,514	$1,125,892
President
and CFO
Aschenbrenner	2009	$546,885	$0	$492,196	$380,996	$614,692	$613,120	$22,042	$2,669,931
former President —	2008	$587,115	$187,877	$0	$811,250	$898,420	$1,081,764	$33,611	$3,600,037
Insurance and	2007	$571,154	$0	$428,365	$790,265	$852,366	$979,451	$40,970	$3,662,571
Financial Services
Houston	2009	$427,312	$0	$427,312	$788,461	$528,327	$89,407	$34,320	$2,295,139
President —	2008	$452,154	$0	$144,689	$518,625	$574,369	$179,080	$46,543	$1,915,460
Insurance and
Financial Services
McCaughan	2009	$523,712	$0	$1,178,351	$1,002,820	$706,369	$153,228	$43,555	$3,608,035
President — Global	2008	$561,154	$0	$617,269	$847,500	$938,539	$222,523	$109,254	$3,296,239
Asset Management	2007	$541,154	$0	$1,244,654	$817,134	$881,330	$215,242	$153,137	$3,852,651

(1)
Includes 2009 salary deferred into the qualified 401(k) plan and the Excess Plan, as shown below (information detailing deferrals for 2008 was included in last year's proxy statement):

Name	401(k) Employee Contributions	Excess Plan Employee Contributions	Total Employee Contributions
Zimpleman	$22,000	$53,529	$75,529
Lillis	$15,290	$11,688	$26,978
Aschenbrenner	$13,442	$26,005	$39,447
Houston	$7,092	$27,093	$34,185
McCaughan	$8,692	$0	$8,692
(2)
A portion of Mr. Lillis' 2009 non-equity incentive compensation equal to $119,625 represents the performance unit portion of his long term incentive program award that is to be paid in cash based on the 2009 Principal Annual Plan modifier. The long term cash performance units vest as follows: 50% of the award vests on December 31, 2010 and 50% of the award vests on December 31, 2011.

(3)
The amounts shown represent annual incentive compensation awards earned in 2009 and paid in 2010 and include the following amounts deferred into the qualified 401(k) Plan and Excess Plan:

Name	Employee Contributions on Incentive Pay
Zimpleman	$110,090
Lillis	$17,110
Aschenbrenner	$0
Houston	$34,185
McCaughan	$0
(4)
Amounts represent the aggregate grant date fair value amounts for awards and options granted in the year noted. The assumptions for the valuation of stock and option awards under the FASB ASC Topic 718 for awards are included in the Summary Compensation Table as follows:

Grant Date	Exercise Price	Volatility	Expected Term	Dividend Yield	Risk-Free Interest Rate
February 25, 2003	$27.57	38.60	6 years	0.907%	3.15%
February 24, 2004	$36.30	39.20	6 years	1.240%	3.27%
February 28, 2005	$39.02	16.58	6 years	1.410%	4.09%
February 27, 2006	$49.25	16.16	6 years	1.320%	4.64%
June 1, 2006	$54.45	15.56	6 years	1.194%	5.04%
February 26, 2007	$62.63	23.64	6 years	1.277%	4.62%
February 26, 2008	$60.10	25.33	6 years	1.498%	3.14%
May 19, 2008	$56.42	25.97	6 years	1.595%	3.25%
February 24, 2009	$11.07	55.00	6 years	4.065%	2.08%

  The grant date fair value per share of each RSU or performance based RSU granted on the same date as an option listed in the above table was equal to the exercise price reported for options granted on such date.

(5)
Performance based RSUs will be earned and paid in shares of Common Stock only if performance requirements are met or exceeded. The performance based RSUs are eligible for dividend equivalents. The dividend equivalents are also subject to the same performance requirements as the performance based RSUs and are only earned if the performance measures are met or exceeded. The 2009 performance based RSUs maximum payout will not exceed 100% of target.

Based upon results to date, the probable payout for the 2007 and 2008 performance share awards is zero. The highest level of achievement is 200% of target.

(6)
Assumptions underlying the determination of the amount of increase in actuarial value for both the qualified and non-qualified pension plans are illustrated on page 37. Changes in these assumptions and compensation changes will impact this value annually. There are no above market earnings on deferred compensation.

(7)
All Other Compensation for the Named Executive Officers consists of the following:

Name	Principal Life Contributions to Defined Contribution Plans(a)
Zimpleman	$22,247
Lillis	$10,794
Aschenbrenner	$22,042
Houston	$34,320
McCaughan	$43,555

  (a)
  The amounts shown below are Principal Life's matching contributions to the 401(k) Plan and the Excess Plan. The Excess Plan matching contributions are also included in Principal Life's Contributions in the Non-Qualified Deferred Compensation and Other Deferred Compensation Plan table on page 40.

Name	401(k) Matching Contributions Made by Principal Life	Excess Plan Matching Contributions Made by Principal Life	Total
Zimpleman	$6,188	$16,059	$22,247
Lillis	$4,950	$5,844	$10,794
Aschenbrenner	$7,071	$14,971	$22,042
Houston	$12,375	$21,945	$34,320
McCaughan	$12,375	$31,180	$43,555
(8)
Sum of the total dollar value of the other columns in this table.

 Grants of Plan-Based Awards for Fiscal Year End December 31, 2009

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				All Other Option Awards Number of Securities Underlying Options (#)(3)(4)	Exercise or Base Price of Option Awards ($/Sh)
												Grant Date Fair Value of Stock and Option Awards(5)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units Awards(#)
Zimpleman			N/A	$1,112,308	$8,900,000
	2/24/2009	2/24/2009				NA	84,000	84,000				$929,880
	2/24/2009	2/24/2009								368,615	$11.07	$1,500,263
Lillis			N/A	$206,982	$3,000,000
	2/24/2009	2/24/2009				NA	7,975	7,975				$88,283
	2/24/2009	2/24/2009								37,690	$11.07	$153,398
Aschenbrenner			N/A	$546,885	$3,000,000
	2/24/2009	2/24/2009				NA	34,417	34,417				$380,996
	2/24/2009	2/24/2009								151,030	$11.07	$614,692
Houston			N/A	$427,312	$3,000,000
	2/24/2009	2/24/2009				NA	29,581	29,581				$327,462
	2/24/2009	2/24/2009								129,810	$11.07	$528,327
	2/24/2009	2/24/2009							41,644			$460,999
McCaughan			N/A	$1,309,279	$4,400,000
	2/24/2009	2/24/2009				NA	39,550	39,550				$437,819
	2/24/2009	2/24/2009								173,555	$11.07	$706,369
	2/24/2009	2/24/2009							51,039			$565,002

(1)
The maximum award shown is the maximum aggregate award payable under the Annual Incentive Pay Plan for the Named Executive Officers, based on the Bonus Pool. In determining the actual annual incentive award payable, the Human Resources Committee exercises negative discretion to reduce the amount payable from the maximum award determined under the Annual Incentive Pay Plan as described on pages 25-27.

(2)
This table reflects shares granted on February 24, 2009.

(3)
The options vest in three equal annual installments beginning on the first anniversary of the grant date. The options are not eligible for dividend equivalents. The number of stock options awarded to each Named Executive Officer in a given year is calculated by dividing the present value of one option into the portion of the Adjusted Target Award Opportunity to be delivered in options (50%), using the Black-Scholes model (but adjusting for the possibility that some options may be forfeited because Executives may terminate their employment prior to the stock options vesting).

(4)
The per-share option exercise price is the closing price of the Common Stock on the date of grant.

(5)
Represents the grant date fair value of the award at target.

Outstanding Equity Awards At Fiscal Year-End December 31, 2009

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)(2)
Zimpleman(4)	4/29/2002	41,095	0	$27.48	4/29/2012
	2/25/2003	48,353	0	$27.57	2/25/2013
	2/24/2004	77,790	0	$36.30	2/24/2014
	2/28/2005	108,185	0	$39.02	2/28/2015
	2/27/2006	82,885	0	$49.25	2/27/2016
	6/1/2006	1,120	0	$54.45	6/1/2016
	2/26/2007	49,956	24,979	$62.63	2/26/2017	0	$0
	2/26/2008	47,661	95,324	$60.10	2/26/2018	8,691	$208,937
	2/24/2009	0	368,615	$11.07	2/24/2019	85,743	$2,061,273
Lillis(5)	2/26/2008	2,460	4,920	$60.10	2/26/2018	299	$7,189
	5/19/2008	4,501	9,004	$56.42	5/19/2018	556	$13,354
	2/24/2009	0	37,690	$11.07	2/24/2019	8,141	$195,698
Aschenbrenner(6)	2/25/2003	27,290	0	$27.57	12/31/2012
	2/24/2004	79,345	0	$36.30	2/24/2014
	2/28/2005	108,185	0	$39.02	2/28/2015
	2/27/2006	67,400	0	$49.25	2/27/2016
	2/26/2007	47,380	0	$62.63	2/26/2017	0	0
	2/26/2008	58,000	0	$60.10	2/26/2018	3,525	$84,748
	2/24/2009	151,030	0	$11.07	2/24/2019	35,131	$844,557
Houston	2/26/2008	12,360	24,720	$60.10	2/26/2018	2,254	$54,177
	2/24/2009	0	129,810	$11.07	2/24/2019	72,703	$1,747,788
McCaughan	4/29/2002	79,030	0	$27.48	4/29/2012
	2/25/2003	80,950	0	$27.57	2/25/2013
	2/24/2004	74,960	0	$36.30	2/24/2014
	2/28/2005	91,955	0	$39.02	2/28/2015
	2/27/2006	63,760	0	$49.25	2/27/2016
	2/26/2007	32,660	16,330	$62.63	2/26/2017	0	0
	2/26/2008	20,196	40,394	$60.10	2/26/2018	3,683	$88,533
	2/24/2009	0	173,555	$11.07	2/24/2019	92,469	$2,222,960

(1)
All options vest in three equal installments on the first, second and third anniversaries of the grant date. Each of these options is also subject to accelerated vesting in certain events, such as the Executive's death, disability or retirement, or upon the occurrence of a Change of Control.

(2)
Assumes a stock price of $24.04 per share, which was the closing price of a share of Common Stock on the last trading day of the year, December 31, 2009, reported for the New York Stock Exchange-Composite Transactions.

(3)
The PSAs granted in 2007 are disclosed with a 0% performance modifier. PSAs granted in 2008 will vest on December 31, 2011 and will payout if the target threshold performance measures have been met for the performance cycle The performance based RSUs granted in 2009 will vest on December 31, 2012 and will payout if the ROE threshold performance measure is met.

(4)
Mr. Zimpleman received additional options and PSAs on June 1, 2006, when he was promoted to President and COO.

(5)
Mr. Lillis received additional options and PSAs on May 19, 2008, in connection with his promotion to CFO.

(6)
The vesting of Mr. Aschenbrenner's outstanding and unvested stock options was accelerated upon his retirement date on December 31, 2009.

        Executives may defer performance based RSUs that are earned and would otherwise be paid shortly after the performance period. Annual cash incentive awards, as shown in the Non-Equity Incentive Compensation column of the Summary Compensation Table, may also be deferred into the Excess Plan.

 Option Exercises and Stock Vesting

        The following table provides information concerning the vesting of PSAs during calendar year 2009 for each Named Executive Officer on an aggregated basis. No option exercises occurred in 2009.

	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Zimpleman	0	$0
Lillis	0	$0
Aschenbrenner	0	$0
Houston	0	$0
McCaughan	0	$0

Pension Benefits

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit at Normal Retirement Age(2)	Payments During Last Fiscal Year
Zimpleman	Qualified pension	36	$1,119,730	$0
	DBNQ	36	$6,397,488
Lillis	Qualified pension	27	$954,620	$0
	DBNQ	27	$591,467
Aschenbrenner	Qualified pension	37	$1,337,355	$0
	DBNQ	37	6,362,115
Houston	Qualified pension	25	$282,926	$0
	DBNQ	25	$592,826
McCaughan	Qualified pension	7	$145,009	$0
	DBNQ	7	$1,198,163

(1)
As of December 31, 2009.

(2)
Benefit calculations have been made using the following assumptions:

•
Discount Rate: 6.0% for December 31, 2008 and December 31, 2009 benefits;

•
Mortality: UP94 projected to 2008 with Scale AA for both December 31, 2008, and December 31, 2009, benefits;

•
Cost of living increase: 1.875% for both December 31, 2008, and December 31, 2009, benefits;

•
No disability;

•
Assumes retirement age of 62 for Messrs. Zimpleman and Lillis, who could retire at such age and receive unreduced benefits under the terms of the plans. Assumes a retirement age of 65 for Messrs. McCaughan and Houston, as they will not have unreduced benefits prior to age 65. Mr. Aschenbrenner's actual retirement age was used.

•
Assumes a spouse 3 years younger; and

•
Cash balance interest crediting rate of 5.5% for December 31, 2008 and for December 31, 2009.

 Retirement Plan Information

        Principal Life has a qualified defined benefit retirement plan ("DB Plan") and a DBNQ. The DB Plan vests after three years of service. The DBNQ vests at the later of one year of plan participation or three years of service. The DBNQ is coordinated with the qualified pension plan and is designed to restore benefits that otherwise would accrue to Executives in the absence of Tax Code limitations on qualified pension plans and to target a replacement ratio of approximately 65% of average cash compensation, including Social Security benefits and the qualified and non-qualified pension plans. On January 1, 2002, Principal Life amended the DB Plan and NQDB to include a cash balance pension formula. The impact of these changes is:

  •
  Employees hired before January 1, 2002, will receive the greater of the benefit based on (i) the traditional benefit formula or (ii) the cash balance formula; and

  •
  Employees hired on and after January 1, 2002, will receive the cash balance formula.

        Effective January 1, 2006, the DB Plan and DBNQ were amended to reduce future benefit accrual under these plans for Non-Grandfathered Choice Participants(1).

        The pension plan and DBNQ formulas are illustrated below and reflect the above referenced changes.

Plan Provision	Traditional Benefit Formula for Grandfathered Choice Participants(2)
Benefit Formula — DB Plan	39.2% of Average Compensation(4) below the Integration Level(3) plus 61.25% of Average Compensation(4) above the Integration Level(3).
Benefit Formula — DBNQ	The DBNQ benefit formula for employees hired before January 1, 2002 who are also Grandfathered Choice Participants(2) is the greater of:
	•	65% of the employee's Average Compensation(4), offset by the benefits received from Social Security and the DB Plan; and
	•
		The traditional or cash balance pension plan benefit for Grandfathered Choice Participants(2) (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.
Benefit Formula — Cash Balance	The Annual Pay Credits are calculated using the table below.
	Points	Annual Pay Credit
	(age + service yrs)	Contribution on all Pay(5)	Contribution on Pay above Integration Level(6)
	< 40	4.00%	2.00%
	40 – 49	5.50%	2.75%
	50 – 59	7.00%	3.50%
	60 – 69	9.00%	4.50%
	70 – 79	11.50%	5.75%
	80 or more	14.00%	7.00%
Reduction if payments start earlier than Normal Retirement Age
	The Company subsidizes early retirement if the Executive remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits.

	If the Executive retires after Early Retirement Age but before Normal Retirement Age (age 65), those benefits received by the Executive prior to age 62 are reduced to reflect payments are beginning at an earlier age. The early retirement benefits range from 75% at age 57 to 95% at age 61.

	If the Executive terminates employment before reaching Early Retirement Age, Principal Life does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.
	This benefit receives a Cost of Living(7) adjustment after retirement benefits commence.

Plan Provision	Traditional Benefit Formula for Grandfathered Choice Participants(2)
Benefit Formula — DB Plan	35% of Average Compensation(4) below the Integration Level(3) plus 55% of Average Compensation(4) above the Integration Level(3).
Benefit Formula — DBNQ	The DBNQ benefit formula for employees hired before January 1, 2002 who are Non-Grandfathered Choice Participants(1) is:
	•
		The traditional or cash balance pension plan benefit for Non-Grandfathered Choice Participants(1) (whichever is greater) without regard to Tax Code limits, offset by the benefit that can be provided under the DB Plan.

	A different benefit formula was in effect until January 1, 2006 for the DB Plan and DBNQ. For employees that were active participants of the plan on December 31, 2005, their accrued benefit on any date will not be less than their accrued benefit determined as of December 31, 2005.
Benefit Formula — Cash Balance	The Annual Pay Credits are calculated using the table below.
	Points	Annual Pay Credit
	(age + service yrs)	Contribution on all Pay(5)	Contribution on Pay above Integration Level(6)
	< 40	3.00%	1.50%
	40 – 59	4.00%	2.00%
	60 – 79	5.50%	2.75%
	80 or more	7.00%	3.50%
Reduction if payments start earlier than Normal Retirement Age
	The Company subsidizes early retirement if the Executive remains employed until Early Retirement Age (age 57 with 10 years of service), which is the earliest date an employee may begin receiving retirement benefits. The subsidy is less for benefits accrued after December 31, 2005.

	If the Executive retires after Early Retirement Age but before Normal Retirement Age (age 65), those benefits received by the Executive prior to age 62 are reduced to reflect payments are beginning at an earlier age. The early retirement benefits range from 75% at age 57 to 95% at age 61 (and 97% at age 64 for benefits earned after December 31, 2005).

	If the Executive terminates employment before reaching Early Retirement Age, Principal Life does not subsidize early retirement. The early retirement benefits range from 58.6% at age 57 to 92.8% at age 64.
	Benefits accrued as of December 31, 2005 receive a Cost of Living(7) adjustment after retirement benefits commence.

        Messrs. Zimpleman, Aschenbrenner, and Lillis are Grandfathered Choice Participants(2). Messrs. McCaughan and Houston are not. Mr. McCaughan will receive the cash balance benefit when he retires. Mr. Houston will receive the greater of the cash balance benefit or traditional pension formula.

(1)
Non-Grandfathered Choice Participants are employees who were employed as of December 31, 2005, but didn't satisfy the age or service requirements as of that date or employees who met the requirements but elected not to retain prior benefits.

(2)
Grandfathered Choice Participants are employees who were age 47 or older with at least ten years of service on December 31, 2005, and who elected to retain the prior benefit provisions under the qualified pension plan and the DBNQ and to forego receipt of the additional matching contributions offered under the 401(k) and Excess Plans.

(3)
The Covered Compensation Table in the Tax Code.

(4)
The highest five consecutive years' total pay out of the past ten years of Pay. "Pay" is the Named Executive Officer's base salary and annual incentive bonus.

(5)
"Pay" is the Named Executive Officer's base salary and annual incentive bonus.

(6)
The Social Security Taxable Wage Base.

(7)
Seventy-five percent of the Consumer Price Index. An average is taken for October through September and applied to the following year.

Distributions

        Participants receive an annuity under the traditional benefit formula in the qualified pension plan. The earliest this benefit may be received is at age 57 with ten years of service. The qualified cash balance benefit formula in the pension plan allows for benefits in the form of an annuity or as a lump sum (payable immediately upon termination/retirement or deferred to a later date).

        DBNQ benefits may be paid as a lump sum at termination/retirement, or as an annuity at the later of age 57 or termination/retirement. All benefit payments for specified employees, including the Named Executive Officers, will be made no earlier than six months after termination, as required by Section 409A of the Tax Code.

        Distributions may also be allowed at disability, death, change of control, age 65, or a specific date not before age 60.

Non-Qualified Defined Contribution and Other Deferred Compensation Plans

Name	Executive Contributions in last Fiscal Year ($)(1)	Principal Life Contributions in last Fiscal Year ($)(2)	Aggregate Earnings in last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last Fiscal Year End ($)(3)
Zimpleman	$69,588	$16,059	$207,432	$0	$1,170,324
Lillis	$17,531	$5,844	$30,541	$0	$144,375
Aschenbrenner	$45,570	$14,971	$349,182	$0	$1,563,082
Houston	$51,205	$21,945	$122,064	$0	$522,747
McCaughan	$72,754	$31,180	$446,305	$0	$1,714,757

(1)
The amounts shown as "Executive Contributions" have either been included in the Salary column of the Summary Compensation Table on page 33 or represent annual incentive payment deferrals earned in 2008 and credited to the Executives' accounts during 2009.

(2)
The amounts shown as "Principal Life Contributions" are included in the "All Other Compensation Column" of the Summary Compensation table on page 33.

(3)
The end of year 2009 "Aggregate Balances" include the following deferrals and matching contributions from years prior to 2009:

Name	Employee Deferral Prior To 1/1/2009	Employer Match Prior To 1/1/2009	Total
Zimpleman	$972,901	$218,118	$1,191,019
Lillis	$74,468	$32,600	$107,068
Aschenbrenner	$1,081,067	$219,880	$1,300,947
Houston	$295,689	$140,597	$436,286
McCaughan	$956,769	$550,388	$1,507,157

Qualified 401(k) Plan and Excess Plan

        The qualified 401(k) plan allows for deferral of one to 15% of base salary and one to 100% of awards under the Annual Incentive Plan, Principal Annual Plan or PrinPay Plan up to the limits imposed by the Tax Code. Principal Life provides matching cash contributions of (i) 50% of deferrals, up to a maximum deferral of six percent of the employee's pay (base salary and annual bonus) for Grandfathered Choice Participants and (ii) 75% of deferrals, up to a maximum of eight percent of the employee's pay (base salary and annual bonus) for all other participants.

        The qualified 401(k) plan offers 20 investment options (including the Company's Common Stock) and investment return is based on the participant's investment direction. Distributions from the plan are allowed at various times including at termination of employment, death and disability. Vesting in the qualified plan before January 1, 2006, is a five-year graded schedule and is a three-year cliff schedule after this date.

        The Excess Plan allows for deferral of one to 15% of base salary and deferral of one to 100% of awards under the Annual Incentive Plan, Principal Annual Plan or PrinPay Plan. Principal Life provides matching cash contributions identical to those in the 401(k) Plan, but without regard to the limitations on such contributions imposed under the Tax Code. Nineteen investment options (set out below) are available in which plan participants can direct their investments, and the participants' investment return is based on their investment selections. Deferrals and matching contributions in the Excess Plan are immediately vested. Distributions from the Excess Plan are allowed at various times, including termination of employment, death, specified date, disability, change of control, mandatory distribution at age 65 and in the event of an unforeseeable emergency.

        The following funds are the investment options available to all participants in the Excess Plan:

Investment Option	1 Year Rate Of Return (12/31/2009)
Principal LargeCap Value III Inst Fund	19.07%
Principal LargeCap Value Inst Fund	15.69%
Principal LargeCap Blend I Inst Fund	22.20%
Principal LargeCap S&P 500 Index Inst Fund	26.39%
Principal LargeCap Growth Inst Fund	27.18%
Principal LargeCap Growth I Inst Fund	52.16%
Principal MidCap Blend Inst Fund	33.08%
Principal MidCap Growth III Inst Fund	45.04%
Principal SmallCap Value II Inst Fund	32.34%
Principal SmallCap S&P 600 Index Inst Fund	25.48%
Principal SmallCap Growth II Inst Fund	31.35%
Principal Real Estate Securities Inst Fund	27.94%
Principal International Emerging Markets Inst Fund	68.59%
Principal Diversified International Inst Fund	27.37%
Principal LifeTime Strategic Income Inst Fund	18.53%
Principal LifeTime 2010 Inst Fund	24.92%
Principal LifeTime 2020 Inst Fund	27.45%
Principal LifeTime 2030 Inst Fund	28.83%
Principal LifeTime 2040 Inst Fund	29.47%
Principal LifeTime 2050 Inst Fund	29.77%
Principal Money Market Inst Fund	.27%
Principal Bond & Mortgage Securities Inst Fund	19.9%
Principal Government & High Quality Bond Inst Fund	8.07%
Principal Financial Group, Inc. Employer Stock Fund	8.73%

Payments Upon Termination

Employment Agreement

        The Company has an employment agreement dated May 1, 2008, with Mr. Zimpleman for his service as the Company's CEO. The employment agreement has an initial term through May 1, 2011, but the term of the agreement automatically extends to create a new one-year term unless either Mr. Zimpleman or the Company notifies the other of the intention not to extend the agreement. Under his employment agreement, Mr. Zimpleman is entitled to certain benefits if his employment involuntarily terminates under certain circumstances other than upon a Change of Control. The following table illustrates the amounts that would have been payable to him had he been involuntarily terminated on December 31, 2009.

Payments Upon Termination

Name	Lump Sum Payment	Benefits Following Termination	Value of Retirement Enhancement	Outplacement	Total
Zimpleman(1)	$2,700,000	$13,546	$0	$10,000	$2,723,546

(1)
The lump sum amount is one and one-half times the sum of Mr. Zimpleman's annual base salary and target annual bonus. He would have also received life and medical insurance and dental benefits for 24 months following termination (the cost to the Company is illustrated, minus the contributions Mr. Zimpleman would pay).

 Severance Plans

        Messrs. Lillis and Houston are eligible for severance under The Principal Severance Plan for Senior Executives ("Severance Plan") if they are terminated as a result of lay-offs, position elimination or similar reasons. Mr. Aschenbrenner retired on December 31, 2009. Executives are disqualified from receiving severance benefits if they take another job with Principal Life, fail to sign a release of claims against Principal Life, and/or other specified reasons.

        Pursuant to the agreement made with Mr. McCaughan when he was hired, if he is terminated without "Cause", as that term is defined in the Change of Control Employment Agreements, he will be paid (i) one year's base compensation and one year's annual bonus at target, and (ii) all other accrued entitlements, in accordance with the terms of the relevant plan.

        The benefit payable under the Severance Plan is the greater of one week of base salary for each year the Executive worked for Principal Life, or two weeks of base salary for each $10,000 of the Executive's annual base salary (rounded to the nearest $10,000). The Severance Plan has a minimum benefit of six weeks and a maximum benefit of 52 weeks of base pay. The Severance Plan also provides for three months of reimbursement of premium for continuation of medical, dental and vision insurance under COBRA. Those Named Executive Officers who do not have agreements providing for a severance benefit would receive the following benefits under the Severance Plan if they otherwise qualify. The following table also illustrates the amount of severance payments payable to Mr. McCaughan under his separate severance agreement. This table assumes that severance benefits are payable on December 31, 2009.

Name	Severance	Outplacement Services	COBRA Reimbursement	Total
Lillis	$287,100	$10,500	$1,251	$289,851
Houston	$414,900	$10,500	$4,001	$429,401
McCaughan	$1,779,750	$10,500	$2,385	$1,792,635

        In circumstances in which the Severance Plan does not apply, the Human Resources Committee would determine any severance benefits paid to the Named Executive Officers eligible for such plan in its discretion.

Change of Control Employment Agreements

        The Company entered into Change of Control Employment Agreements in 2008 with each of the Named Executive Officers. These Agreements have a term of two years and will automatically renew for successive one-year periods unless the Company provides a notice electing not to extend the term. If during the term of these agreements a "pre-change of control event" or a "change of control" occurs, the term of the agreements will extend until the second anniversary of a Change of Control.

        The severance and other benefits provided under these agreements will be available to covered Executives upon a Change of Control, if their employment is terminated following or in connection with a pre-change of control event, or if any third party ends or adversely changes the terms and conditions of the Executive's employment. For an Executive termination prior to a Change of Control, such termination or change in employment is deemed to have occurred immediately following the date on which a Change of Control occurs, rather than at the time the termination or change in employment actually occurs. Under these Agreements, a "pre-change of control event" means:

  •
  an offer that would result in a third party owning 40% or more of the Company's voting securities;

  •
  a proxy solicitation or contest for the election of one or more members of the Company's Board; or

  •
  an agreement that would result in Change of Control.

        Under these Agreements, a Change of Control means:

  •
  any person becoming an owner of 40% or more of the Company's Common Stock;

  •
  the directors on the Board on the date of the agreements are no longer a majority of the Board;

  •
  a merger, reorganization, consolidation or similar transaction in which the shareholders of the Company do not continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation; or

  •
  approval by the shareholders of the Company of a sale of its assets or a plan of liquidation.

        These Agreements also:

  •
  provide that the Executives receive specified salary, annual incentive compensation and benefits for a period of two years following a Change of Control if the Executive's employment continues after the Change of Control;

  •
  provide that if the successor to the Company agrees to issue equity to replace the equity awards the Executives received from the Company, the Executive's outstanding equity awards will continue or will become equity related to the common stock of the successor company ("Successor"). Any outstanding performance-based equity awards will be converted into time-vesting restricted stock or RSUs for Company stock (or the stock of the Successor). If the Successor does not or cannot agree to such substitution, then any such awards that are not converted will become fully vested, exercisable and/or distributable upon the Change of Control. In addition, the Agreements and equity award agreements specify that the Human Resources Committee (as made up immediately prior to the Change of Control) determines whether awards will be settled in cash;

  •
  provide for severance and other benefits if the Executive's employment is terminated without "cause" or by the Executive voluntarily for "good reason." Termination without cause or by the Executive for good reason is referred to as "qualifying termination;" and

  •
  provide that the Executive will vest in all benefits previously accrued under the DBNQ and Excess Plans, and these benefits will be paid in accordance with these plans.

        The benefits the Executive receives upon a Change of Control without termination of employment include the current vested account balance in the Excess Plan and the current vested benefit in the DBNQ, according to change of control distribution elections on file for these plans.

        For purposes of the Agreements, "Good Reason" means negative changes in the terms and conditions of the Executive's employment, consisting of:

  •
  failure to pay base salary or any required increase in salary;

  •
  failure to pay the annual bonus or a reduction in annual bonus opportunity;

  •
  material adverse change in position, authority or duties;

  •
  material reduction in the aggregate compensation and benefits;

  •
  relocation to any office or location other than where the Executive worked before the Change of Control;

  •
  any material breach of the Change of Control Employment Agreement;

  •
  any termination the Company claims is for procedural requirements pursuant to the Change of Control Employment Agreements; or

  •
  the failure of the Company's successor to be bound by the Agreements.

        "Cause" means any one or more of the following:

  •
  commission of certain crimes;

  •
  the Executive's misconduct or habitual neglect of duties; or

  •
  the Executive's willful or intentional breach of the Executive's Change of Control Agreement.

        The benefits to be paid or provided under the Agreements if termination occurs for Good Reason or without Cause consist of:

  •
  For Messrs. Zimpleman, Houston and McCaughan, lump-sum severance benefits equal to three times and for Mr. Lillis, two times the sum of the annual base salary and target annual bonus.

  •
  immediate vesting of all stock options, stock appreciation rights, shares of restricted stock, performance shares, performance units, RSUs and deferred stock units;

  •
  a pro-rated annual bonus for the year of termination minus the amount paid for the bonus at the time of the Change of Control;

  •
  for Messrs. Zimpleman, Houston and McCaughan, an increase in retirement benefits as though they were (i) fully vested in, (ii) had three additional years of service and were three years older (for Mr. Lillis, as though he had two additional years of service and was two years older) and (iii) received the lump-sum severance benefits described above as covered compensation during such assumed additional years of service;

  •
  an additional payment to offset any excise taxes imposed under Section 4999 of the Tax Code, if the aggregate amount of "parachute payments" (as defined in Section 280G of the Tax Code) to the Executive exceeds 110% of the Safe Harbor amount (as described in footnote 6 on the following page, the Safe Harbor amount is the amount not subject to the excise tax) subject to certain limits contained in the agreements; and

  •
  the reimbursement for legal fees and other related expenses to enforce the agreements.

        In addition, until the third anniversary of the date of the Executive's termination, the Executive and his or her eligible family members will receive medical, prescription drugs, dental, vision, group term life insurance, and accidental death and dismemberment coverage comparable to those received by Executives whose employment continues.

        Pursuant to these Agreements, Mr. Zimpleman has agreed that for 18 months, and the other Named Executive Officers for one year, following a termination of employment that results in the Executive receiving the severance benefits described above, the Executive will not work for a competing business, solicit employees or customers, or interfere with the relationships of the Company, its affiliates and subsidiaries with their employees or customers.

Potential Payments Upon Termination Related to a Change of Control

        The following table describes the potential payments upon involuntary termination without Cause or voluntary termination for Good Reason following a Change of Control:

        The calculations assume:

  •
  termination occurred on December 31, 2009;

  •
  per share price of the Company's Common Stock was $24.04, which was the closing price as of December 31, 2009, the last trading day of the year;

	Zimpleman	Lillis	Houston	McCaughan
Cash Severance(1)	$5,400,000	$976,140	$2,489,400	$5,339,250
Spread on Previously Unvested Options(2)	$4,780,937	$488,839	$1,683,636	$2,251,008
Value of Previously Unvested Restricted Stock and Performance Shares(3)	$2,061,273	$195,698	$1,747,788	$2,222,960
Value of Previously Unvested Long Term Cash Performance Units(3)	n/a	$119,625	n/a	n/a
Benefits Continuation(4)	$40,016	$21,673	$54,468	$53,198
Accelerated Pension Benefit(5)	$4,251,906	$837,969	$275,481	$431,365
Golden Parachute Excise Tax Gross-Up(6)	$5,982,926	$1,027,453	$1,882,309	$3,140,438
Total Termination Benefits (before taxes)	$22,517,058	$3,667,397	$8,133,082	$13,438,219

(1)
Cash severance equals three times the sum of base salary and target annual bonus for all Executives except Mr. Lillis, who would receive two times this amount. In addition, the Executives would be entitled to a pro-rata bonus for the year of termination. However, because we assume the termination date is December 31, 2009, any bonus for 2009 would already be earned, and therefore no pro-rata bonus would be included in the Golden Parachute Excise Tax Gross-Up calculation. Because Mr. Aschenbrenner retired as of December 31, 2009, no benefits would be payable to him under his Change of Control Employment Agreement.

(2)
The amounts are zero because the year-end stock price of $24.04 is below the exercise price of unvested options as of December 31, 2009.

(3)
Equals the full value of unvested restricted shares and unearned performance shares as of December 31, 2009, where vesting would be accelerated, at a stock price of $24.04. Performance shares granted in 2007 and 2008 are valued using 0% of the target number of shares, based on our performance-to-date as of December 31, 2009. Performance shares granted in 2009 are valued at target, based on our performance-to-date as of December 31, 2009. Long term cash performance units are not tied to stock price and therefore are valued at target.

(4)
Includes the estimated cost of continued medical, dental, vision, and life insurance for three years after the Executive's termination and outplacement services, except for Mr. Lillis, who would receive these benefits for two years.

(5)
Represents the lump-sum present value of the accelerated vesting of unvested retirement benefits, including three additional years of service and age and including the cash severance benefits as covered compensation during such additional years of service, except for Mr. Lillis, who would receive two years additional service and age.

(6)
Under the Change of Control Employment Agreements, if an Executive incurs an excise tax under Section 4999 of the Tax Code as a result of an "excess parachute payment" arising from severance payments, the accelerated vesting of equity compensation awards, and other benefits, the Executive's total payments will either be reduced or the Executive will be entitled to an additional payment (an "excise tax gross-up") to offset any excise tax, so that after payment of the excise tax and all income and excise taxes applicable to the gross-up payment, the Executive would receive the same amount of severance had the excise tax not applied. If the total parachute payment exceeds the Tax Code Section 280G Safe Harbor by more than 10%, the Executive will receive the excise tax gross-up. If the total parachute payment exceeds the Safe Harbor by less than 10%, the total parachute payment will be reduced to the safe harbor, so as not to incur any excise taxes.

        To calculate the excise tax gross-up liability, the following assumptions were used:

  •
  The Tax Code Section 280G Safe Harbor is 2.99 times each Executive's "base amount." Each Executive's base amount was calculated by taking the average W-2 income (box 1) from the past five years.

  •
  Excise tax rate of 20% and combined state and federal personal income tax rates of 42.45% for Messrs. Zimpleman, Lillis and Houston and 43.125% for Mr. McCaughan.

  •
  The stock award parachute calculations for purposes of Tax Code Section 280G were based on the safe-harbor Black-Scholes valuation methodology in Rev. Proc. 2003-68, using the most recent GAAP FAS ASC Topic 718 option valuation assumptions: volatility 25.4%, risk-free interest rate 3.1%, dividend yield 1.51%, expected term 90 days (options expire 90 days (or the remaining term, if less) from the date of termination for any without-cause termination).

 PROPOSAL TWO — APPROVAL OF THE PRINCIPAL
FINANCIAL GROUP, INC. 2010 STOCK INCENTIVE PLAN

        The Board of Directors recommends that shareholders vote "for" approval and adoption of the Principal Financial Group, Inc. 2010 Stock Incentive Plan.

        Shareholders are not being asked to approve any additional shares for issuance under the 2010 Stock Incentive Plan, or to approve any changes to the limits on grants that can be made under the 2010 Stock Incentive Plan.

        The Company's 2005 Stock Incentive Plan was approved by shareholders at the 2005 Annual Meeting. The 2005 Plan has been amended and renamed the Principal Financial Group, Inc. 2010 Stock Incentive Plan. In order for the Company to be able to continue to deduct certain amounts for performance based awards (other than options) payable to the Named Executive Officers whose income exceeds $1 million, pursuant to Section 162(m) of the Tax Code, the Stock Incentive Plan must be approved by shareholders every five years. If this proposal is approved, the Company will be able to continue to deduct some of the compensation paid to the Named Executive Officers. If this proposal is not approved, some of the long-term incentive compensation paid to the named Executive Officers may not be deductible, which would result in additional costs to the Company.

Summary of the Stock Incentive Plan

        The following summary of the 2010 Stock Incentive Plan is qualified in its entirety by reference to the complete text of the plan, which is attached to this proxy statement as Appendix A.

Amendments to the Plan

        The 2010 Stock Incentive Plan is substantially similar to the 2005 Stock Incentive Plan, which has been renamed the 2010 Stock Incentive Plan. Amendments were made to the plan to add to the definition of "Approved Retirement" for employees who work outside the United States (Section 2(a) (2)) and to add book value per share as a performance criterion that may be used under the Plan (Section 7(c)).

Shares Available for Issuance

        Subject to adjustment upon the occurrence of certain events described below, a maximum of 24,000,000 shares may be issued under the 2010 Stock Incentive Plan. Authorized but unissued shares or treasury shares may be used to satisfy awards under the 2010 Stock Incentive Plan. Shares subject to awards granted under the 2005 Stock Incentive Plan or the 2010 Stock Incentive Plan that lapse, are forfeited, or cancelled, or are settled without the issuance of stock, after the effective date of the 2010 Stock Incentive Plan, will be available for awards under the Plan. This includes shares that are withheld from an award to satisfy the employee's tax obligations. Additionally, shares owned by participants that are delivered to pay all or a portion of the exercise price of any award or to satisfy the employee's tax obligations in respect of awards under either of these plans, and shares that are purchased by the Company using cash proceeds received in connection with the exercise of an option, will increase the number of shares available for awards under the 2010 Stock Incentive Plan.

        In the event of any stock dividend, stock split, recapitalization, extraordinary dividend, merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of shares or other similar corporate event that affects the shares, the Human Resources Committee has discretion to make equitable adjustments to the number and kind of shares which thereafter may be awarded or optioned under the 2010 Stock Incentive Plan, the number and kind of shares subject to outstanding options and awards, and the respective grant or exercise prices.

        If, pursuant to the agreements governing the acquisition of a business by the Company or one of its subsidiaries, the Company grants substitution options or other equity-based awards to employees or service providers of the acquired business, the shares subject to such substitute awards shall neither count against the number of shares available for issuance under the 2010 Stock Incentive Plan nor be added to the number of awards issuable pursuant to the 2010 Stock Incentive Plan. In addition, the generally applicable provisions of the Plan (such as the limitations that an option must have an exercise price at least equal to the stock's fair market value on the date of grant and must require a minimum period of service before the option could become exercisable that would limit the Company's ability to grant such substitute awards (which may have already become in the money or have become exercisable) will not apply with respect to such substitute grants.

Administration

        The 2010 Stock Incentive Plan will be administered by the Human Resources Committee. The Human Resources Committee will have the sole and complete authority to establish, amend, and rescind rules and regulations relating to the 2010 Stock Incentive Plan, provide for conditions deemed necessary or advisable to protect the interests of the Company, construe the terms of any award or any document evidencing the grant of an award and make all other determinations necessary and advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Subject to the express terms of the 2010 Stock Incentive Plan, the Human Resources Committee has discretion as to the specific terms and conditions of each award and any rules applicable thereto, including but not limited to the effect thereon of the death, retirement or other termination of employment of the participant.

        The Human Resources Committee may delegate to one or more officers of the Company the power to grant awards to participants whose title is junior to Senior Vice President. However, only the Human Resources Committee or the Board may grant awards to executive officers or exercise other discretion under the 2010 Stock Incentive Plan with respect to awards granted to executive officers. The Human Resources Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the 2010 Stock Incentive Plan and may grant authority to such persons to execute agreements or other documents on its behalf.

        The Human Resources Committee may condition the grant of any award upon the recipient agreeing to conditions or covenants in favor of the Company and/or one or more of its subsidiaries that might have effect following the termination of the recipient's employment and after the shares of Common Stock subject to the award have been transferred to the participant. These conditions and covenants may include restrictions on the ability to transfer the underlying shares of Common Stock, or covenants not to compete, not to solicit employees and customers, and not to disclose confidential information. The Human Resources Committee may also require that, after an option or other award has been exercised, the recipient disgorge any profit, gain or other benefit received from the award if the participant breaches any of these commitments.

        The Human Resources Committee may make grants to any eligible employees or any of the employees of the Company's subsidiaries, and to any natural person who provides services to the Company or a subsidiary, including as an agent. However, during any three year period, no individual may be granted options or stock appreciation rights (with tandem options and stock appreciation rights being counted only once with respect to this limit) in respect of more than 3,000,000 shares. During any 12-month period, no individual may be granted restricted stock, restricted stock units, performance shares and/or other stock-based awards denominated in shares in respect of more than 250,000 shares. These limits are subject to adjustments in connection with a change in capitalization as described in "Shares Available for Issuance". The maximum dollar value payable to any individual in any 12-month period with respect to performance units and/or other stock-based awards that are valued with reference to cash property other than shares is $10 million. Awards may not be assigned or transferred, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order, to the participant's immediate family and to other permitted transferees under rules established by the Human Resources Committee.

Stock Options and Stock Appreciation Rights

        The Human Resources Committee may grant nonqualified stock options to officers, employees and agents and may grant stock options qualifying as incentive stock options under the Internal Revenue Code to officers and employees, including agents who are statutory employees. The maximum number of shares issuable pursuant to incentive stock options that may be awarded under the 2010 Stock Incentive Plan is 10,000,000, and no incentive stock options may be granted after the tenth anniversary of the effective date of the 2010 Stock Incentive Plan. Except for certain limited situations, options will have a minimum vesting period of one year. The exercise price per share of Common Stock subject to either a nonqualified stock option or an incentive stock option will be not less than 100% of the fair market value, as defined in the 2010 Stock Incentive Plan, of such share on the date of grant. Further, the Human Resources Committee is not permitted to subsequently reduce the exercise price or otherwise reprice outstanding options without shareholder approval, except for adjustments in connection with a change in capitalization as described in "Shares Available for Issuance". The Human Resources Committee has discretion as to the terms and conditions upon which options will be exercisable, including the exercise schedule, but under no circumstances may an option have a term exceeding ten years from the date of grant.

        An option holder may satisfy the exercise price in cash or by exchanging shares owned by the optionee, or by a combination thereof, or by any other procedure permitted by the Human Resources Committee. Additionally, to the extent permitted by the Human Resources Committee at or after the time of grant, an option holder may also

"net exercise" an option. Pursuant to a net exercise the option holder is not required to pay the exercise price of the portion of the option being exercised. Instead, the Company will issue to the person exercising the option the number of shares that would be issued "net" of the exercise price. This means that such person will receive the greatest number of whole shares of Common Stock having a value equal to the excess of the then fair market value of the number of shares for which the option is being exercised over the exercise price of such options.

        In the event an employee terminates service by reason of disability or death, all options, whether or not then exercisable, will become immediately exercisable and will generally remain exercisable for a period of three years or for such shorter period as the Human Resources Committee shall determine at the time of grant. In the event an employee terminates service by reason of a normal or approved early retirement, a prorated number of options granted in the year of retirement, determined based on the portion of the year of retirement that the participant was employed, will become immediately exercisable and will remain exercisable for the original term of the option, or for such shorter period as the Human Resources Committee shall determine at the time of grant. In the event an employee's service terminates for cause or by resignation other than in the circumstances addressed above, he or she will forfeit all of his or her outstanding options, whether or not then exercisable. In general, in the event an employee terminates service for any reason other than those listed above, all options then held by the employee that are then exercisable will remain exercisable for a period of 90 days. Of course, in no event may any option be exercisable after its stated maximum term, regardless if the above described rules might otherwise permit a longer period to exercise an option.

        The Human Resources Committee may permit participants to defer amounts payable upon exercise of options upon the terms and conditions the Human Resources Committee establishes from time to time. In deciding whether and on what terms to permit any such deferral, the Human Resources Committee will take into account the recent tax legislation pertaining to deferred compensation.

        The Human Resources Committee may also grant Stock Appreciation Rights ("SARs") to employees, officers and agents that can either be freestanding awards or awards that are related to a stock option in such a way that the exercise of either the SAR or the stock option will cause the cancellation of the other award. The terms and conditions applicable with respect to any grant of a SAR will be substantially the same as applies to the grant of a stock option. This means that the vesting of a SAR, and the time that a recipient of a SAR will have to exercise the SAR after termination of his or her service to the Company or a subsidiary, will be substantially the same as applies to a stock option.

Restricted Stock or Units

        The Human Resources Committee also has the right to grant awards of restricted stock to employees, officers and agents at such times and for such number of shares of Common Stock and subject to such terms and conditions of such awards, including the establishment of performance goals for the grant of such awards based on one or more of the performance criteria described below for performance shares and units as the Human Resources Committee may determine. The Human Resources Committee may elect to grant any such person restricted stock units, which are contractual rights to receive shares of Common Stock or cash in an amount equal to the value of a specified number of shares of Common Stock in the future after the satisfaction of specified vesting conditions, that is the economic equivalent of an award of restricted stock. Any such award of restricted stock units shall be made on substantially the same terms as an award of restricted stock.

        The Human Resources Committee will determine the terms and conditions applicable to a grant of restricted shares or restricted stock units. Shares of restricted stock may not be sold, assigned, transferred, pledged, or otherwise encumbered until the restrictions have lapsed. Generally, the period of restriction will not be less than three years, but at the discretion of the Human Resources Committee the restrictions may lapse ratably over such three year period. Any shares of restricted stock held by an employee, officer or agent whose service terminates due to normal or approved early retirement will generally vest at the time such shares would have vested had such participant's service continued. A prorated number of shares granted in the year of retirement, determined based on the portion of the year of retirement the participant was employed, will vest at the time such shares would have vested had such participant's service continued.

        Unless the Human Resources Committee otherwise specifies at the time of grant, any shares of restricted stock held by an employee, officer or agent whose service terminates due to his or her death or disability will vest at the time of such termination. Upon any other termination, any shares of restricted stock that have not previously vested will be forfeited unless the Human Resources Committee otherwise determines. The Human Resources

Committee may permit participants who receive restricted stock or restricted stock units to defer receipt of such awards upon the terms and conditions the Human Resources Committee establishes from time to time.

        Subject to the forfeiture and transfer restrictions applicable to the award, a participant will have all of the rights of a shareholder in respect of any award of restricted stock, including the right to vote such shares and receive dividends thereon and other distributions. However, if any dividends or distributions are paid in shares of Common Stock, the shares received as a dividend or distribution will be subject to the same forfeiture restrictions and restrictions on transferability as apply to the restricted stock with respect to which they were paid. The Human Resources Committee shall determine whether, and to what extent, a participant shall be entitled to receive the payment of dividend equivalents in respect of the number of shares of Common Stock underlying a grant of restricted stock units. Unless otherwise determined by the Human Resources Committee at or after the grant, any shares credited in respect of any dividend equivalents will become vested and nonforfeitable upon the same terms and conditions applicable to the shares underlying the restricted stock units in respect of which they are payable.

Performance Shares or Units

        The Human Resources Committee may grant officers, employees and agents awards of performance shares or performance units, which awards will become earned and payable based on the achievement of performance goals, as established by the Human Resources Committee, during the applicable performance cycle. Performance cycles may not be shorter than 12 months. The 2010 Stock Incentive Plan permits the Human Resources Committee to establish performance goals based on either the total return to shareholders (whether in absolute terms or relative to performance at other companies or a published index) or upon the attainment of one or more of the following goals: stock price, operating earnings, net earnings, return on equity, income, market share, combined ratio, level of expenses, growth in revenue, earnings before interest, taxes, depreciation and amortization, cash flow, earnings per share, book value per share, return on invested capital, return on assets, economic value added, and improvements in or attainment of working capital levels, in each case either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies. In the case of persons who are not executive officers of the Company, the Human Resources Committee has discretion to establish other performance criteria. The Human Resources Committee also has the discretion to condition payment of amounts in respect of performance shares and performance units on such additional factors as it shall determine on the grant date.

        The Human Resources Committee will determine the value of each performance share and unit, the number of such shares and units for each performance cycle, the duration of each performance cycle and the number of performance shares and units that have been earned based on performance relative to the performance goals discussed above, but subject to the maximum award limits outlined above. Performance shares and units may also be deemed earned upon the occurrence of certain events, such as a change in control. Unless the Human Resources Committee otherwise determines, performance shares and units for in-progress performance cycles will be forfeited and terminated if a participant's employment terminates. However, unless the Human Resources Committee otherwise determines, if a participant's employment terminates due to death, disability or normal or early approved retirement, the participant or the participant's representative will receive all of the performance shares and units for the performance cycle that would have been earned had the participant continued employment for the full period.

        The Human Resources Committee may provide on the grant date, depending on actual performance measured against the stated performance goals, the amount payable in respect of performance shares if actual performance exceeds targeted levels. Payment of earned performance share and unit awards may, at the discretion of the Human Resources Committee, be distributed in the form of cash, shares of Common Stock or a combination thereof. Except to the extent that the exercise of (or the ability to exercise) such discretion in the case of awards to executive officers intended to be other performance-based compensation under Section 162(m)(4) of the Internal Revenue Code would cause them to fail to satisfy that requirement, the Committee may also adjust the performance criteria for any performance period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

Other Stock-Based Awards

        The Human Resources Committee may also grant to employees, officers and agents other stock-based awards including, but not limited to, grants of stock and offers to purchase Common Stock. Such awards shall be granted on such terms and conditions as the Human Resources Committee shall determine. The Human Resources Committee may, for example, use this authority under the 2010 Stock Incentive Plan to issue stock in satisfaction of the obligations of the Company and its subsidiaries under other compensatory plans or programs, such as pursuant to an annual bonus plan or deferred compensation program.

Change of Control

        Except as provided below, if the Company experiences a "change of control" (as defined in the 2010 Stock Incentive Plan), each option and SAR and each award of restricted stock, each restricted stock unit grant and each other stock-based award will be treated as fully vested and will no longer be subject to forfeiture and transfer restrictions. Additionally, all outstanding performance shares and performance units will be deemed earned and be immediately payable, in an amount equal to 100% of the applicable target grant for each such award, regardless of the portion of the applicable performance period that will have elapsed prior to the date of such change of control. The Human Resources Committee may, in its discretion, provide that in connection with a change of control each option and SAR will be cancelled in exchange for an amount equal to the excess, if any, of the price paid in the change of control transaction over the exercise price or base value of such award.

        For purposes of the 2010 Stock Incentive Plan, "change of control" includes any one or more of the following events:

  •
  an acquisition of 40% or more of shares of Common Stock by a person other than the Company, its subsidiaries or its employee benefit plans;

  •
  a change in the composition of the Board such that the directors then serving who were members of the Board as of the date two years prior to such change (incumbent directors) cease for any reason (other than as the result of a merger of equals as defined in the 2010 Stock Incentive Plan) to constitute at least a majority of the Board, provided that, for this purpose, any subsequently-appointed or elected member of the Board whose election or nomination for election was not in connection with a proxy contest or reorganization transaction (as defined in the 2010 Stock Incentive Plan) and was approved by a vote or written consent of at least a majority of the incumbent directors shall be counted as an incumbent director;

  •
  the consummation of a merger, reorganization, consolidation or similar transaction other than a merger of equals (as defined in the 2010 Stock Incentive Plan) or a transaction immediately following which the shareholders of the Company continue to own more than 60% of the voting securities of the surviving corporation or its ultimate parent corporation;

  •
  the consummation of a plan or agreement that has been approved by the shareholders of the Company for the sale or other disposition of all or substantially all of its consolidated assets or a plan of liquidation; or

  •
  any other event or circumstance or series of events or circumstances that constitutes a change of control in the determination of the Board.

        However, in the event that a "change of control" occurs that does not constitute a change of control within the meaning of Section 409A of the Internal Revenue Code, no payment or distribution will be made in respect of an outstanding award if such payment or distribution would result in the imposition of an additional tax on the recipient, though other modifications triggered by the change in control (including accelerated vesting) will still apply. In such an event, the participant will receive the value of such an award, as determined by the Human Resources Committee prior to the change in control, on the day after the six month anniversary of the participant's termination of employment or, if earlier, upon (i) the date that such award would have vested due to the passage of time, (ii) the last day of the performance period or (iii) if the award is vested at the time of the change of control, the date on which the award would have expired in accordance with its terms, as applicable.

        Notwithstanding the foregoing, (i) there will be no acceleration of the vesting, or lapsing of restrictions, of any options, SARs, restricted stock, restricted stock units, or other stock-based awards, (ii) performance shares and performance units will not be deemed earned, and (iii) there will be no payment made in respect of such awards by reason of the change of control if the Human Resources Committee (as constituted before the change in control) determines that each of the following conditions are satisfied:

  •
  all outstanding awards will be honored or assumed by the participant's new employer or one of its affiliated companies;

  •
  the honored or assumed awards will have substantially equivalent economic value, at the time of the change in control, to the awards in respect of Common Stock;

  •
  the honored or assumed awards will relate to securities that are publicly traded on an established United States securities market;

  •
  the terms and conditions (such as vesting and exercisability) of the honored or assumed awards are at least equal to or better than the terms of the awards related to Common Stock; and

  •
  the honored or assumed awards must provide that, upon the involuntary termination or certain specified types of constructive termination of the award recipient's employment, the awards will be deemed vested or exercisable, as the case may be.

Term of the 2010 Stock Incentive Plan and Amendments

        No award may be granted under the 2010 Stock Incentive Plan after the tenth anniversary of the date, if any, that the plan is approved by shareholders. The 2010 Stock Incentive Plan may be amended or terminated at any time by the Board, except that no amendment may adversely affect existing awards. In addition, none of the following amendments may be made without shareholder approval: (i) an increase in the number of shares available for issuance under the plan; (ii) a decrease in the minimum exercise or base price at which an option or SAR is granted or any other repricing of outstanding options or SARs, except as the result of a change in capitalization; (iii) an extension of the maximum term for options or SARs granted under the plan or (iv) any other amendment for which shareholder approval is otherwise necessary to comply with any tax or regulatory requirement, including any approval requirement which is imposed by the rules of the New York Stock Exchange, that the Human Resources Committee determines to be applicable.

Description of Federal Income Tax Consequences under the 2010 Stock Incentive Plan

        The following discussion summarizes the federal income tax consequences of the 2010 Stock Incentive Plan based on current provisions of the Internal Revenue Code, which are subject to change. The summary does not cover any foreign, state or local tax consequences of participation in the 2010 Stock Incentive Plan.

Nonqualified Options and SARs

        No income is recognized upon the grant of a nonqualified stock option. When an optionee exercises a nonqualified option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be ordinary income to the optionee and will be allowed as a deduction for federal income tax purposes to the Company (or the unconsolidated subsidiary or affiliate employing the participant).

        When an optionee disposes of shares acquired by the exercise of the nonqualified option, he or she will recognize long or short-term capital gain (loss), depending upon the holding period of the shares. If pursuant to the authority of the Human Resources Committee an optionee transfers an option by gift, the optionee will still have ordinary income upon the exercise of the option by the transferee equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The transfer of an option by gift may also result in a gift tax liability to the optionee depending on the fair market value of the option at the time of such transfer. If the option is exercisable at the time of the transfer, the gift will occur at the time of transfer. The Internal Revenue Service has ruled that if the option is not exercisable at the time of transfer, the gift will be deemed to occur on the date the option becomes exercisable.

        No income is generally recognized upon the grant of a SAR that is to be settled in stock. Except as described below, upon exercise, the grantee of the SAR will generally recognize taxable ordinary income in an amount equal to the amount of cash and fair market value of any shares of Common Stock received upon such exercise.

Incentive Stock Options

        No income is recognized upon the grant of an incentive stock option. When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within the three month (one year for disability) period after termination of employment by reason of retirement or death, no ordinary income will be recognized by the optionee at that time but the excess (if any) of the fair market value of the shares acquired upon such exercise over the exercise price will be an adjustment to taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of prior to the expiration of one year after the date of transfer and two years after the date of grant of the option, the excess (if any) of the sales proceeds over the aggregate exercise price of such shares will be long-term capital gain. The Company will not be entitled to any tax deduction with respect to the amount treated as long-term capital gain, and neither will any unconsolidated subsidiary or affiliate employing the participant. If the shares are disposed of prior to the expiration of such periods (a "disqualifying disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be entitled to a federal tax deduction in a like amount. If an incentive stock option is exercised by the optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described above for nonqualified options.

Restricted stock

        Unless a participant makes the election described below, a grant of restricted stock will not result in taxable income to the participant or a deduction for the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year of grant. The value of such restricted stock will be taxable to a participant as ordinary income in the year in which the restrictions lapse. Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the participant makes the election within 30 days after the date of such grant. If such an election were made, the participant would not be allowed to deduct at a later date the amount included as taxable income if the participant should forfeit the shares of restricted stock. The amount of ordinary income recognized by a participant is deductible by the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year such income is recognized by the participant. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the participant as additional compensation in the year received, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction.

Performance shares

        When payment is made to a participant in respect of earned performance shares granted under the 2010 Stock Incentive Plan, the participant will have taxable ordinary income in an amount equal to the amount of cash and the fair market value of any shares of Common Stock that such participant receives in payment on such award. The Company will receive a federal income tax deduction in an amount equal to the amount paid to the participant unless the amount is paid by a subsidiary or affiliate that is not part of the Company's consolidated federal return, in which case the subsidiary or affiliate, as the case may be, will receive the deduction.

Performance Units and Restricted Stock Units

        Generally, when a participant receives payment with respect to earned performance units or restricted stock units granted under the 2010 Stock Incentive Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such participant, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction for federal income tax purposes.

Equity Compensation Plan Information

        In general, we have three compensation plans under which our equity securities are authorized for issuance to employees or directors (not including our tax qualified pension plans): the Principal Financial Group, Inc. 2005 Stock Incentive Plan, the Principal Financial Group, Inc. Employee Stock Purchase Plan and the Principal Financial Group, Inc. 2005 Directors Stock Plan. The following table shows the number of shares of Common Stock issuable upon exercise of options outstanding at December 31, 2009, the weighted average exercise price of those options and the number of shares of Common Stock remaining available for future issuance at December 31, 2009, excluding shares issuable upon exercise of outstanding options.

(c)
(a)
			(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Number of securities to be issued upon exercise of outstanding options, warrants and rights
Plan Category			Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by our stockholders(1)	15,864,594	(2)	$39.67	(3)	22,072,991	(4)
Equity compensation plans not approved by our stockholders	-0-		n/a		-0-

(1)
The Principal Financial Group, Inc. Employee Stock Purchase Plan, the Principal Financial Group, Inc. Stock Incentive Plan, the Principal Financial Group Long-Term Performance Plan and the Principal Financial Group, Inc. Directors Stock Plan were each approved by our sole stockholder, Principal Mutual Holding Company, prior to our initial public offering of Common Stock on October 22, 2001. Subsequently, the Principal Financial Group, Inc. 2005 Stock Incentive Plan and the Principal Financial Group, Inc. 2005 Directors Stock Plan were each approved by our stockholders on May 17, 2005, and an amendment to the Principal Financial Group, Inc. Employee Stock Purchase Plan to increase the number of shares available for issuance under the plan was approved on May 19, 2009.

(2)
Includes 11,891,775 options outstanding under the employee stock incentive plans, 76,085 options outstanding under the directors stock plans, 1,084,285 performance shares under the employee stock incentive plans, 2,649,764 restricted stock units under the employee stock incentive plans, 135,544 restricted stock units under the directors stock plans, 3,242 units deferred in shares of Common Stock under the Long-Term Performance Plan and 23,899 other stock-based awards under the Directors 2005 Stock Plan for obligations under the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc.

(3)
The weighted-average exercise price relates only to outstanding stock options, not to outstanding performance shares, restricted stock units, units deferred in shares of Common Stock under the Long-Term Performance Plan, or other stock-based awards.

(4)
This number includes 8,556,131 shares remaining for issuance under the Employee Stock Purchase Plan, 13,175,560 shares available for issuance in respect of future awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards under the 2005 Stock Incentive Plan and 341,300 shares available for issuance in respect of future awards of stock options, restricted stock, restricted stock units and other stock-based awards under the 2005 Directors Stock Plan.

PROPOSAL THREE — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Subject to shareholder ratification, the Audit Committee has appointed the firm of Ernst & Young LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2010. The Company or Principal Life has used Ernst & Young LLP as its independent registered public accountants for several years. Ratification of the appointment of the independent registered public accountants requires the affirmative vote of a majority of the shares represented at the meeting and voting on the matter. If the shareholders do not ratify this appointment, the Audit Committee will consider the matter of the appointment of the independent registered public accountants.

        The Board of Directors recommends that shareholders vote "for" such ratification.

        Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions relating to the audit of the Company's 2009 consolidated financial statements.

 Audit Fees

        The Company estimates that the aggregate fees billed by its independent registered public accounting firm in 2009 and 2008 for professional services rendered in connection with regulatory audits in accordance with US GAAP, statutory, or foreign accounting principles; consultation on matters addressed during these audits; review of documents filed with regulators including the SEC; other engagements required by statute; or engagements that generally only the Company's independent registered public accounting firm can reasonably provide, such as comfort letters or consents, were approximately $6,553,300 and $7,333,500, respectively.

Audit-Related Fees

        The Company estimates that the aggregate fees billed by its independent registered public accounting firm in 2009 and 2008 for professional services rendered in connection with audit-related services such as financial statement audits of employee benefit plans, financial statement audits not required by statute or regulation, accounting consultations in connection with proposed transactions or emerging accounting standards, and other attest and related advisory services not required by statute or regulation, were approximately $1,109,900 and $1,178,000, respectively.

Tax Fees

        The Company estimates that the fees billed by its independent registered public accounting firm for professional services rendered in connection with tax services consisting of tax consultations and compliance totaled approximately $10,000 in 2009 and $27,000 in 2008. Tax compliance generally involves preparation, assistance or attestation related to tax filings in various domestic and non domestic jurisdictions. Tax consultation generally involves assistance in connection with tax audits, filing appeals, and developing tax-efficient structures for subsidiary operations.

All Other Fees

        The Company paid $10,000 for a software license to its independent registered public accounting firm in 2009. The software is a monthly electronic bulletin that identifies new products, riders, or other guarantees offered by financial services companies within the retirement services business. Quarterly, a summary with more detailed information gathered from public sources and subscribing companies is also published. This service provides subscribers with a continuously updated and comprehensive list of product information and market developments within the retirement services business. The information provided through this service is the same for each subscriber and no additional advisory services are offered through this license agreement with Ernst & Young LLP. The Company paid no fees to its independent registered public accounting firm in 2008 for any other services not described in the three categories listed immediately above.

        The Audit Committee has adopted a policy on auditor independence that calls for the Committee to preapprove any service the Company's independent registered public accountant proposes to provide to the Company, its majority-owned subsidiaries, employee benefit plans or affiliates. The policy also calls for the Committee to preapprove any audit service any independent auditor proposes to provide to these entities. The purpose of the policy is to assure that the provision of such services does not impair any auditor's independence. Pursuant to the policy, each quarter Company management presents to the Committee for preapproval a detailed description of each service for which preapproval is sought and a range of fees for each service. The policy accords the Audit Committee Chair authority to preapprove changes to any range of fees applicable to services previously approved by the Audit Committee. The Audit Committee Chair may also preapprove services and a range of fees for those services that arise between regularly scheduled meetings of the Audit Committee. In considering whether to preapprove the provision of non-audit services by the independent registered public accountant, the Audit Committee will consider whether the services are compatible with the maintenance of the independent registered public accountant's independence. The Audit Committee does not delegate its responsibilities to preapprove services performed by an independent auditor to management.

        The Audit Committee did not approve the services described above under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees" by utilizing the de minimis exception of SEC Rule 2-01(c)(7)(i)(C).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as otherwise indicated below, the following table shows, as of March 1, 2010, beneficial ownership of shares of Common Stock by (i) the only shareholders known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each Director, (iii) each Named Executive Officer and (iv) all current Directors and executive officers as a group. Except as otherwise indicated below, each of the individuals named in the table has sole voting and investment power, or shares such powers with his or her spouse, with respect to the shares set forth opposite his or her name.

Name	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Nippon Life Insurance Company(2) 3-5-12 Imabashi Chuo-ku Osaka, 541-8501, Japan	18,137,000	5.67%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	16,794,263	5.25%
Betsy J. Bernard	16,215	*
Jocelyn Carter-Miller	16,419	*
Gary E. Costley	23,867	*
Michael T. Dan	4,632	*
C. Daniel Gelatt(4)	320,150	*
J. Barry Griswell(5)	1,425,988	*
Sandra L. Helton	23,818	*
William T. Kerr	9,164	*
Richard L. Keyser	19,250	*
Arjun K. Mathrani	13,380	*
Elizabeth E. Tallett	19,858	*
Therese M. Vaughan	0	*
John E. Aschenbrenner	595,756	*
Daniel J. Houston(5)	272,214	*
Terrance J. Lillis(5)	61,588	*
James P. McCaughan	581,115	*
Larry D. Zimpleman	705,812	*
All Directors and executive officers as a group (23 persons)	3,913,493	1.22%

*
The number of shares represents less than one percent of the number of shares of Common Stock outstanding.

(1)
Includes beneficial ownership of shares which each person named in this table has the right to acquire on or before May 1, 2010 pursuant to previously awarded stock options, RSUs, and performance units that, although scheduled to be paid in shares in more than 60 days, would be paid immediately upon termination of service, as follows: Ms. Bernard, 14,560; Ms. Carter-Miller, 16,249; Dr. Costley, 14,560; Mr. Dan, 4,632; Dr. Gelatt, 18,643; Mr. Griswell, 1,246,774; Ms. Helton, 14,560; Mr. Kerr, 0; Mr. Keyser, 18,225; Mr. Mathrani, 13,380; Ms. Tallett, 18,225; Dr. Vaughan, 0: Mr. Aschenbrenner, 560,196; Mr. Houston, 247,183; Mr. Lillis, 52,825; Mr. McCaughan, 537,889; Mr. Zimpleman, 663,367; and all other executive officers as a group, 875,013.

(2)
The information regarding beneficial ownership by Nippon Life Insurance Company is based solely on a Schedule 13G filed by it with the SEC on February 28, 2009, which provided information as of February 21, 2009. According to the Schedule 13G, Nippon Life has sole voting power with respect to 18,137,000 shares; shared voting power with respect to 0 shares; sole investment power with respect to 18,137,000 shares; and shared investment power with respect to 0 shares.

(3)
The information regarding beneficial ownership by BlackRock, Inc. is based solely on a Schedule 13G filed by it with the SEC on January 29, 2010, which provided information as of December 31, 2009. According to the Schedule 13G, BlackRock has sole voting power with respect to 16,794,263 shares; shared voting power with respect to 0 shares; sole investment power with respect to 16,794,263 shares; and shared investment power with respect to 0 shares.

(4)
Includes 301,506 shares held by Gingko LLC of which Dr. Gelatt is a controlling shareholder, director and executive officer.

(5)
Includes the following shares held in the Demutualization separate account for the benefit of each person indicated, as to which none of such persons has voting power: Mr. Griswell, 420; Mr. Houston, 375; Mr. Lillis, 37.

        In addition to beneficial ownership of Common Stock, the Company's Directors and executive officers also hold different forms of "stock units" that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risk as Common Stock. These units include shares that may be acquired after May 1, 2010 pursuant to previously awarded stock options, RSUs, performance share units and non-transferable accounting-entry units such as phantom stock units issued pursuant to Company stock-based compensation and benefit plans. The value of such units is the same as the value of the corresponding number of shares of Common Stock.

        See "Directors' Compensation" for a discussion of the options and RSUs granted to non-employee Directors under the Principal Financial Group, Inc. 2005 Directors Stock Plan and the phantom stock units credited to Directors who participate in the Deferred Compensation Plan for Non-Employee Directors of Principal Financial Group, Inc. See "Compensation Discussion and Analysis" for a discussion of the performance units credited to officers who defer receipt of awards under a long-term performance plan, the options and RSUs granted under the 2005 Stock Incentive Plan, and phantom stock units credited to officers that defer salary into an employer stock fund available under the Excess Plan.

        As of March 1, 2010, the Directors and executive officers named in the security ownership table hold a pecuniary interest in the following number of units: Ms. Bernard, 4,660; Ms. Carter-Miller, 4,660; Dr. Costley, 10,912; Mr. Dan, 4,660; Dr. Gelatt, 4,660; Mr. Griswell, 4,660; Ms. Helton, 4,660; Mr. Kerr, 4,407; Mr. Keyser, 4,660; Mr. Mathrani, 14,483; Ms. Tallett, 8,053; Dr. Vaughan, 0; Mr. Aschenbrenner, 117; Mr. Houston, 214,900; Mr. Lillis, 73,419; Mr. McCaughan, 295,206; and Mr. Zimpleman, 479,151.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange reports of ownership of the Company's securities and changes in reported ownership. Officers, Directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transaction were reported, the Company believes that during the fiscal year ended December 31, 2009, the Company's officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except for one report for one reporting person. The Company discovered that a report was not filed to disclose a cash payout of phantom stock units under the Excess Plan to Norman R. Sorensen, President, International Asset Management and Accumulation.

        Mr. Sorensen elected to receive an in-service withdrawal in 2008 under the Excess Plan, a form of deferred compensation plan, as was required under newly effective tax law. Subsequent to the election, Mr. Sorensen had no control over the timing of the distribution. The distribution was made in December 2009 on a pro rata basis from multiple investment options under the Excess Plan, including a Company stock fund, which paid out in cash and reduced the number of phantom stock units Mr. Sorensen held in the plan.

        The Company undertakes to prepare Section 16(a) reports on behalf of its directors and officers. A lack of communication within the Company caused the report to be filed after its due date.

APPENDIX A

PRINCIPAL FINANCIAL GROUP, INC.
2010 STOCK INCENTIVE PLAN

SECTION 1.

PURPOSE

        The purpose of the "PRINCIPAL FINANCIAL GROUP, INC. 2010 STOCK INCENTIVE PLAN (the "Plan") is to foster and promote the long-term financial success of the Company and its subsidiaries and materially increase shareholder value by (a) motivating superior performance by means of performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by the Company's and its Subsidiaries' employees and agents, and (c) enabling the Company to attract and retain the services of outstanding employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

SECTION 2.

DEFINITIONS

        (a)    Definitions.    Whenever used herein, the following terms shall have the respective meanings set forth below:

          (1)   "Agent" means each insurance agent (whether or not a statutory employee) and each other individual providing personal service to the Company or any Subsidiary who, in either case, is not an Employee.

          (2)   "Approved Retirement" means termination of a Participant's employment or service (i) on or after the normal retirement date or any early retirement date established under any defined benefit pension plan maintained by the Company or a Subsidiary and in which the Participant participates; (ii) for those Participants who are either U.S. taxpayers or whose principal place of employment is in the United States and who do not participate in a defined benefit plan maintained by the Company or a Subsidiary, on or after attaining age 57 and having completed at least 10 years of service; or (iii) for those Participants who are not U.S. taxpayers and whose principal place of employment is outside the United States, and who do not participate in a defined benefit plan maintained by the Company or a Subsidiary, the later of: attaining age 57 and having completed at least 10 years of service, or the date that the Participant satisfies all eligibility and other requirements under a national or other government sponsored public social security system covering such Participant to qualify for immediate commencement of retirement income payments under such national or other government sponsored public social security system, as determined by the Committee, for each non-U.S. jurisdiction (iv) with the approval of the Committee (which may be given at or after grant), on or after attaining age 50 and completing such period of service as the Committee shall determine from time to time.

          (3)   "Award" means an Option, SAR, award of Restricted Stock or Performance Shares, an award of Restricted Stock Units or Performance Units or an Other Stock-Based Award.

          (4)   "Beneficial Owner" means such term as defined in Rule 13d-3 under the Exchange Act.

          (5)   "Board" means the Board of Directors of the Company.

          (6)   "Cause" means (i) dishonesty, fraud or misrepresentation, (ii) the Participant's engaging in conduct that is injurious to the Company or any Subsidiary in any way, including, but not limited to, by way of damage to its reputation or standing in the industry, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony; (iv) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose or misuse any information pertaining to, or misuse any property of, the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary or (v) a violation by the Participant of any policy of the Company or any Subsidiary.

          (7)   "Change of Control" means the occurrence of any one or more of the following:

            (i)    any SEC Person becomes the Beneficial Owner of 40% or more of the Common Stock or of Voting Securities representing 40% or more of the combined voting power of all Voting Securities of the Company (such an SEC Person, a "40% Owner"); or

            (ii)   the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

            (iii)  consummation of a merger, reorganization, consolidation, or similar transaction (any of the foregoing, a "Reorganization Transaction") where the SEC Persons who were the direct or indirect owners of the outstanding Common Stock and Voting Securities of the Company immediately before such Reorganization Transaction are not or do not become, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of 60% of each of (i) the then-outstanding common stock of the Surviving Corporation and (ii) the combined voting power of the then-outstanding Voting Securities of the Surviving Corporation, in substantially the same respective proportions as such SEC Persons' ownership of the Common Stock and Voting Securities of the Company immediately before such Reorganization Transaction; or

            (iv)  approval by the Company's stockholders and consummation of a plan or agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company or a plan of liquidation of the Company; or

            (v)   any other event or circumstance (or series of events or circumstances) that the Board shall determine to constitute a Change of Control.

          (8)   "Change of Control Price" means the highest price per share of Common Stock offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Common Stock on any of the 30 trading days immediately preceding the date on which a Change of Control occurs.

          (9)   "Code" means the Internal Revenue Code of 1986, as amended.

          (10) "Committee" means the Human Resources Committee of the Board or such other committee of the Board as the Board shall designate from time to time.

          (11) "Common Stock" means the common stock of the Company, par value $0.01 per share.

          (12) "Company" means Principal Financial Group, Inc., a Delaware corporation, and any successor thereto.

          (13) "Disability" means, with respect to any Participant, long-term disability as defined under any long-term disability plan maintained by the Company or a Subsidiary in which the Participant participates. In the event of any question as to whether a Participant has a Disability, the plan administrator of the relevant long-term disability plan shall determine whether a disability exists, in accordance with such plan.

          (14) "Domestic Partner" means any person qualifying to be treated as a domestic partner of a Participant under the applicable policies, if any, of the Company or Subsidiary which employs the Participant.

          (15) "Employee" means any employee (including each officer) of the Company or any Subsidiary.

          (16) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (17) "Executive Officer" means any officer of the Company or any Subsidiary who is subject to the reporting requirements under Section 16(b) of the Exchange Act.

          (18) "Fair Market Value" means, on any date, the price of the last trade, regular way, in the Common Stock on such date on the New York Stock Exchange or, if at the relevant time, the Common Stock is not listed to trade on the New York Stock Exchange, on such other recognized quotation system on which the trading prices of the Common Stock are then quoted (the "applicable exchange"). In the event that (i) there are no Common Stock transactions on the applicable exchange on any relevant date, Fair Market Value for such date shall mean the closing price on the immediately preceding date on which Common Stock transactions were so reported and (ii) the applicable exchange adopts a trading policy permitting trades after 5 P.M. Eastern Standard Time ("EST"), Fair Market Value shall mean the last trade, regular way, reported on or before 5 P.M. EST (or such earlier or later time as the Committee may establish from time to time).

          (19) "Family Member" means, as to a Participant, any (i) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, mother-in-law, father-in-law, son-in-law or daughter-in-law (including adoptive relationships), or Domestic Partner of such Participant, (ii) trusts for the exclusive benefit of one or more such persons and/or the Participant and (iii) other entity owned solely by one or more such persons and/or the Participant.

          (20) "40% Owner" shall have the meaning ascribed thereto in the definition of Change of Control.

          (21) "Incentive Stock Option" (ISO) means an option within the meaning of Section 422 of the Code.

          (22) "Incumbent Directors" means, as of any date, the individuals then serving as members of the Board who were also members of the Board as of the date two years prior to the date of determination; provided that any member appointed or elected as a member of the Board after such prior date, but whose election, or nomination for election, was approved by a vote or written consent of at least a majority of the directors then comprising the Incumbent Directors shall also be considered an Incumbent Director unless such person's election, or nominated for election, to the Board was as a result of, or in connection with, a proxy contest or a Reorganization Transaction.

          (23) "Net Exercised" shall mean the exercise of an Option or any portion thereof by the delivery of the greatest number of whole shares of Common Stock having a Fair Market Value on the date of exercise not in excess of the difference between the aggregate Fair Market Value of the shares of Common Stock subject to the Option (or the portion of such Option then being exercised) and the aggregate exercise price for all such shares of Common Stock under the Option (or the portion thereof then being exercised), with any fractional share that would result from such equation to be payable in cash.

          (24) "Nonstatutory Stock Option" (NSO) means an option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

          (25) "Option" means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an "Incentive Stock Option" (ISO) within the meaning of Section 422 of the Code or (ii) an option which is not an Incentive Stock Option (a "Nonstatutory Stock Option" (NSO)).

          (26) "Other Stock-Based Award" means an award of, or related to, shares of Common Stock other than an Award of Options, SAR, Restricted Stock, Performance Shares, Restricted Stock Units or Performance Units, as granted by the Committee in accordance with the provisions of Section 9 hereof.

          (27) "Participant" means any Employee or Agent designated by the affirmative action of the Committee (or its delegate) to participate in the Plan.

          (28) "Performance Criteria" means the objectives established by the Committee for a Performance Period pursuant to Section 7(c) for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

          (29) "Performance Period" means the period selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares or Performance Units has been earned.

          (30) "Performance Share" means an award granted pursuant to Section 7 of the Plan of a contractual right to receive one share of Common Stock (or the Fair Market Value thereof in cash or any combination of cash and Common Stock, as determined by the Committee), or a fraction or multiple thereof, upon the achievement, in whole or in part, of the applicable Performance Criteria.

          (31) "Performance Unit" means an award granted pursuant to Section 7 of the Plan of a contractual right to receive a fixed or variable dollar denominated unit (or a unit denominated in the Participant's local currency), or a fraction or multiple thereof, upon the achievement, in whole or in part, of the applicable Performance Criteria. The Committee shall determine whether the earned portion of any such Performance Units shall be payable in cash, Common Stock or any combination thereof.

          (32) "Period of Restriction" means the period specified by the Committee or established pursuant to the Plan during which a Restricted Stock or Restricted Stock Unit award is subject to forfeiture.

          (33) "Prior Plan" means the Principal Financial Group Inc. Stock Incentive Plan and the Principal Financial Group, Inc., 2005 Stock Incentive Plan.

          (34) "Reorganization Transaction" shall have the meaning ascribed thereto in the definition of Change of Control.

          (35) "Restricted Stock" means an award of Stock made pursuant to Section 6 that is forfeitable by the Participant until the completion of a specified period of future service, the achievement of pre-established performance objectives or until otherwise determined by the Committee or in accordance with the terms of the Plan.

          (36) "Restricted Stock Unit" means a contractual right awarded pursuant to Section 6 that entitles the holder to receive shares of Common Stock (or the value thereof in cash) upon the completion of a specified period of future service or the achievement of pre-established performance objectives or at such other time or times determined by the Committee or in accordance with the terms of the Plan.

          (37) "SAR" means a stock appreciation right granted under Section 8 of the Plan in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in Common Stock (unless otherwise determined by the Committee at the time of grant), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

          (38) "SEC Person" means any person (as such term is defined in Section 3(a)(9) of the Exchange Act) or group (as such term is used in Rule 13d-5 under the Exchange Act), other than an affiliate or any employee benefit plan (or any related trust) of the Company or any of its affiliates.

          (39) "Subsidiary" means (i) any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock of such corporation, (ii) any partnership or limited liability company in which the Company owns, directly or indirectly, at least 50% of the capital interests or profits interest of such partnership or limited liability company and (iii) any other business entity in which the Company owns at least 50% of the equity interests thereof, provided that, in any such case, the Company is in effective control of such corporation, partnership, limited liability company or other entity.

          (40) "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

          (41) "Voting Securities" means, with respect to any corporation, securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

SECTION 3.

POWERS OF THE COMMITTEE; GENERAL TERMS OF AWARDS

        (a)    Power to Grant.    The Committee shall determine those Employees and/or Agents to whom an Award shall be granted and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different Awards and different Participants and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

        (b)    Rules, Interpretations and Determinations.    The Plan shall be administered by the Committee. The Committee shall have full authority to interpret and administer the Plan, to establish, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to construe the terms of any Award or any document evidencing the grant of such Award and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes. Unless otherwise expressly provided hereunder, any power, discretion or authority conveyed to or reserved to the Committee may be exercised by it in its sole and absolute discretion. Determinations, interpretations, or other actions made or taken by the Committee shall be final, binding, and conclusive for all purposes and upon all persons.

        (c)    Delegation of Authority.    The Committee may delegate to the Company's Chief Executive Officer and/or to such other officer(s) of the Company the power and authority to make and/or administer Awards under the Plan with respect to individuals who are below the position of Senior Vice President (or any analogous title), pursuant to such conditions and limitations as the Committee may establish; provided that only the Committee or the Board may select, and grant Awards to, Executive Officers or exercise any other discretionary authority under the Plan in respect of Awards granted to such Executive Officers. Unless the Committee shall otherwise specify, any delegate shall have the authority and right to exercise (within the scope of such person's delegated authority) all of the same powers and discretion that would otherwise be available to the Committee pursuant to the terms hereof. The Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.

        (d)    Restrictive Covenants and Other Conditions.    Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions (such as restrictions on the ability to transfer the underlying shares of Common Stock) or covenants in favor of the Company and/or one or more Subsidiaries (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information, that may have effect following the termination of the Participant's employment or service with the Company and its Subsidiaries and after the Common Stock subject to the Award has been transferred to the Participant), including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the Award prior to any breach of any such covenant.

        (e)    Participants Based Outside the United States.    To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States ("Non-US Awards"), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances ("Subplans"), and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Committee's decision to grant Non-US Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, and members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Award (i) are wholly discretionary and, although provided by either the Company or a Subsidiary, do not constitute regular or periodic payments and (ii) are not to be considered part of the Participant's salary or compensation under the Participant's employment with the Participant's local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee's discretion, such payments may be made in a lump sum or in installments.

        (f)    Maximum Individual Grants.    Subject to adjustment as provided in Section 4(d), no Participant shall be granted (i) Options or SARs (with tandem Options and SARs being counted only once with respect to this limit) during any 36-month period with respect to more than 3,000,000 shares of Common Stock or (ii)Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards during any 12-month period that are denominated in shares of Common Stock with respect to more than 250,000 shares of Common Stock. In addition to the foregoing, the maximum dollar value payable to any participant in any 12-month period with respect to Performance Units and/or Other Stock-Based Awards that are valued with reference to cash or property other than shares of Common Stock is $10,000,000.

        (g)    Dividends and Dividends Equivalents.    Unless otherwise determined by the Committee at the time of grant, to the extent that shares of Common Stock are issued at the time of grant of any Award under the Plan, the Participant shall be entitled to receive all dividends and other distributions paid with respect to those shares, provided that if any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares subject to such Award on which such dividends or distributions were paid. To the extent that shares of Common Stock are not issued at the time of the grant of any Award, the Committee shall determine whether, and to what extent, the Participant shall be entitled to receive the payment of dividend equivalents in respect of that number of outstanding shares of Common Stock corresponding to the shares subject to such Award. Unless otherwise determined by the Committee at or after grant, any additional shares credited in respect of any dividends or dividend equivalents payable in respect of any shares of Common Stock subject to any Award shall become vested and nonforfeitable upon the same terms and conditions as are applicable to the shares underlying the Award in respect of which they are payable (including, with respect to any Award that will become earned and vested upon the attainment of Performance Criteria, the achievement of such Performance Criteria).

SECTION 4.

COMMON STOCK SUBJECT TO PLAN

        (a)    Number.    Subject to Section 4(d) below, unless the shareholders of the Company approve an increase in such number by a shareholder vote, the maximum number of shares of Common Stock that may be made issuable or distributable under the Plan is 24,000,000. The number of shares of Common Stock subject to an Option or SAR shall be counted against such limit as one share for each share issued or issuable, provided that when a SAR is granted in tandem with an Option, so that only one may be exercised with the other terminating upon such exercise, the number of shares of Common Stock subject to the tandem Option and SAR award shall only be taken into account once (and not as to both awards) for purposes of this limit (and for purposes of the provisions of Section 4(b) below). Without limiting the generality of the foregoing, the maximum number of shares as to which Incentive Stock Options may be granted shall not exceed 10 million shares. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Common Stock or authorized but unissued Common Stock, not reserved for any other purpose.

        (b)    Canceled or Terminated Awards.    Any shares of Common Stock subject to an Award (as determined under Section 4(a)) or any award made or granted under the Prior Plan which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Common Stock shall again be available for grant under the Plans. In applying the immediately preceding sentence, if (i) shares otherwise issuable or issued in respect of, or as part of, any Award that are withheld to cover taxes shall not be treated as having been issued under the Plan and (ii) any SARs are settled in shares of Common Stock or any Options are Net Exercised, only the net number of shares of Common Stock issued in respect of such SARs or Options shall be deemed issued under the Plan. In addition, shares of Common Stock tendered to exercise outstanding Options or other Awards or to cover taxes shall also be available for issuance under the Plan (and shall be counted as one share for purposes of Section 4(a)), except and unless such shares are tendered more than ten years after the effective date of the Plan.

        (c)    Repurchased Shares.    In addition to the shares otherwise authorized for issuance hereunder, any shares of Common Stock that are acquired by the Company through the application of the cash proceeds received in connection with the exercise of Options shall also be available for issuance under the Plan in the same manner as though such shares had been tendered to exercise the corresponding Options.

        (d)    Adjustment Due to Change in Capitalization.    In the event of any Common Stock dividend or Common Stock split, recapitalization (including, but not limited to, the payment of an extraordinary dividend to the shareholders of the Company), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock available for grant under Section 4(a) or subject to outstanding Awards and the respective exercise prices or base prices, if any, applicable to outstanding Awards will be appropriately adjusted by the Committee, in its discretion, and the Committee's determination shall be conclusive.

        (e)    Assumption of Options and Other Equity-Based Awards.    In the event that there is a merger, stock purchase or other transaction whereby the Company or any of its Subsidiaries acquires another business or any portion thereof, and that pursuant to the arrangements governing such acquisition, the Company agrees to provide options and/or other awards in respect of the Common Stock upon the assumption or in substitution of existing equity-based awards for other securities held by employees and other service providers of the acquired business, the shares of Common Stock subject to such assumed or substituted awards shall not be counted against the limits set forth under Section 4(a) (and no shares related to any such assumed or substituted awards shall be added to the number of awards issuable under this Plan pursuant to Section 4(b)), and none of the provisions of the Plan that would otherwise limit or constrain the ability of the Company to make such assumption or substitution (such as the provisions hereof that require the issuance of Options with an exercise price at least equal to the Fair Market Value on the date of grant) shall apply to the awards issued in substitution of the awards granted in respect of the employees and service providers of such acquired business.

SECTION 5.

STOCK OPTIONS

        (a)    Grant of Options.    Subject to the provisions of Section 3(f) and Section 4 above, Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, except that Incentive Stock Options may only be granted to Employees. The terms and conditions of each Option grant, including, but not limited to, the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, shall be evidenced in writing. Each such Option grant may also contain such other terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.

        (b)    Exercise Price.    Nonstatutory Stock Options and Incentive Stock Options granted pursuant to the Plan shall have an exercise price no less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted. No Option granted hereunder may have its exercise price reduced (other than pursuant to the provisions of Section 4(d)) unless such action is expressly authorized by shareholder action in accordance with Section 11.

        (c)    Exercise of Options.    The Committee shall determine the exercise schedule applicable with respect to any Option granted hereunder. Such schedule may require a minimum period of service that must be completed before all or a portion of such Option shall be exercisable, and may establish performance-based conditions to the exercise of such Option which are in addition to, in lieu of, or as an alternative to any service requirement. Except as otherwise expressly provided in the Plan (i) upon a termination of employment due to death, Disability or Approved Retirement or (ii) in connection with a Change of Control, and unless the Committee shall determine that special circumstances (including, but not limited to, the achievement of performance objectives) justify an exception, the minimum period of service required to exercise an Option, in whole or in part, shall be one year. Subject to the provisions of this Section 5, once any portion of any Option has become exercisable it shall remain exercisable for its full term. The Committee shall determine the term of each Nonstatutory Stock Option or Incentive Stock Option granted hereunder, but, except as expressly provided below, in no event shall any such Option be exercisable for more than ten (10) years after the date on which it is granted.

        (d)    Payment.    The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefor. Without limiting the generality of the foregoing, payment of the exercise price may be made (i) in cash or its equivalent; (ii) by exchanging shares of Common Stock (which are not the subject of any pledge or other security interest) which have been owned by the person exercising the Option for at least six (6) months at the time of exercise; (iii) by any combination of the foregoing; provided that the combined value of all cash and cash equivalents paid and the Fair Market Value of any such Common Stock tendered to the Company, valued as of the date of such tender, is at least equal to such exercise price; or (iv) in accordance with any other procedure or arrangement approved by the Committee. Additionally, to the extent authorized by the Committee (whether at or after grant), Options may be Net Exercised subject to such terms and conditions as the Committee may from time to time impose.

        (e)    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an Incentive Stock Option may be granted after the tenth (10th) anniversary of the effective date of the Plan and no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to disqualify any Incentive Stock Option under such Section 422.

        (f)    Termination of Employment or Service.

          (i)    Due to Death.    In the event a Participant's employment or service terminates by reason of death, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12(b) below, at any time prior to the earlier to occur of (i) the expiration of the term of the Options or (ii) the third (3rd) anniversary (or such earlier date as the Committee shall determine at the time of grant) of the Participant's death.

          (ii)    Due to Disability.    In the event a Participant's employment or service is terminated by reason of Disability, any Options granted to such Participant shall become immediately exercisable in full and may be exercised by the Participant (or, in the event of the Participant's death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12(b) below), at any time prior to the earlier to occur of (i) the expiration of the term of the Options or (ii) the third (3rd) anniversary (or such earlier date as the Committee shall determine at the time of grant) of the Participant's termination of employment or service.

          (iii)    Approved Retirement.    In the event a Participant's employment or service terminates by reason of Approved Retirement, the Participant shall be entitled to exercise (regardless of whether and to what extent exercisable prior thereto) (i) the number of Options (the "Last Year Options") granted during the year in which the Participant's employment or service terminates by reason of Approved Retirement (the "Retirement Year") equal to the product of (x) the Last Year Options, multiplied by (y) a fraction not greater than one, the numerator of which is (A) the number of days during the Retirement Year during which the Participant was employed and (B) the denominator of which is 365 (the "Pro-Ration Factor"), and (ii) any Options granted to such Participant [prior] to the Retirement Year. Any Options that are exercisable in accordance with the preceding sentence may be exercised by the Participant (or, in the event of the Participant's death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12(b) below), at any time prior to the expiration date of the term of the Options (or such shorter period following the Participant's Approved Retirement as the Committee shall determine at the time of grant). Any of the Last Year Options that are not exercisable at the date of a Participant's Approved Retirement shall be cancelled on such date.

          (iv)    Termination of Employment For Cause.    In the event a Participant's employment or service is terminated by the Company or any Subsidiary for Cause or by the Participant other than due to the Participant's death, Disability, Approved Retirement, any Options granted to such Participant that have not yet been exercised shall expire at the time of such termination and shall not be exercisable thereafter.

          (v)    Termination for Resignation.    In the event a Participant employment or service terminates due to the Participant's voluntary resignation other than on account of Approved Retirement (a "Resignation"), any of the Participant's then outstanding Options that are exercisable on the date of such Resignation may be exercised by the Participant (or, in the event of the Participant's death after such Resignation by the Participant's designated beneficiary or, if none is named, by the person determined in accordance with Section 12(b) below), until the later of (i) the thirtieth (30th) day following the Participant's Resignation, or (ii) if, immediately prior to such Resignation, the Participant was subject to the Company's policies restricting sales of its securities (a "Restricted Participant"), the last day of the first Trading Window that commences [on or] following the termination of Participant's Resignation, but in no event following the expiration of the term of such Options. Any outstanding Options that are not exercisable at the time of a Participant's Resignation shall expire at the time of such Resignation and shall not be exercisable thereafter. The "Trading Window" is a period during which officers and other key employees of the Company and its Subsidiaries may sell Common Stock without restrictions under the applicable policies of the Company. A Trading Window generally opens on the third business day following the Company's earnings release and closes on the 15th day of the last month of the quarter in which the Trading Window is opened (or the previous day if the 15th of the last month of the quarter is not a business day).

          (vi)    Termination of Employment for Any Other Reason.    Unless otherwise determined by the Committee at or following the time of grant, in the event the employment or service of the Participant shall terminate for any reason other than one described in Section 5(f)(i), (ii), (iii), (iv) or (v) above, any Options granted to such Participant which are exercisable at the date of the Participant's termination of employment or service may be exercised by the Participant (or, in the event of the Participant's death after termination of employment or service when the Option is exercisable pursuant to its terms, by the Participant's designated beneficiary, or, if none is named, by the person determined in accordance with Section 12(b)), until the later of (i) the thirtieth (30th) day following the Participant's termination of employment or service, or (ii) if the Participant was a Restricted Participant, the last day of the first Trading Window that commences [on or] following the termination of Participant's service or employment), but in no event following the expiration of the term of such Options. Any Options that are not exercisable at the time of the Participant's termination of employment or service shall expire at the time of such termination and shall not be exercisable thereafter.

SECTION 6.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        (a)    Grant of Restricted Stock.    The Committee may grant Restricted Stock or Restricted Stock Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. If Restricted Stock is evidenced by the issuance of stock certificates, the Committee shall require that such stock certificates be held in the custody of the Secretary of the Company until the Period of Restriction lapses, and that, as a condition of such Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award. The terms and conditions of each grant of Restricted Stock or Restricted Stock Units shall be evidenced in writing.

        (b)    Restrictions on Transferability.    Except as provided in Section 12(a), no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Period of Restriction. The Committee shall determine the Period of Restriction applicable with respect to any award of Restricted Stock; provided, however, that, except as otherwise expressly provided in the Plan the Period of Restriction with respect to any such Award shall not be less than three years but may lapse ratably over such three year Period of Restriction. Notwithstanding the foregoing, such minimum three-year Period of Restriction shall not be applicable with respect to any grant made to a newly-hired employee made to compensate for equity-based or other forms of compensation forfeited from a prior employer or grants made in satisfaction of incentive or other compensation payable to the Participant in respect of service to the Company or any of its Subsidiaries. The Committee may provide that the Period of Restriction on Restricted Stock shall lapse, in whole or in part, upon the achievement of performance criteria (and without regard to the minimum service requirement), which criteria shall be selected from those available to the Committee under Section 7(c), provided, however, that any Award of Restricted Stock made to any Executive Officer that is intended to qualify as other performance based compensation under Section 162(m) of the Code shall be subject to the same restrictions and limitations applicable to Performance Share Awards under Section 7(d) and subject to the certification required under Section 7(e).

        (c)    Rights as a Shareholder.    Unless otherwise determined by the Committee at the time of grant and subject to Section 3(g), Participants holding shares of Restricted Stock may exercise full voting rights and other rights as a shareholder with respect to those shares during the Period of Restriction.

        (d)    Termination of Employment Due to Disability or Death.    Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment or service terminates by reason of Disability or death, any shares related to Restricted Stock held by such Participant shall become non-forfeitable on the date of termination.

        (e)    Termination for Approved Retirement.    Unless otherwise determined by the Committee at the time of grant, in the event a Participant's employment or service terminates by reason Approved Retirement, the following number of shares of Restricted Stock shall become non-forfeitable at the time the restrictions would have lapsed had the Participant continued in employment: (i) in case of any Award of Restricted Stock made to such Participant in the Retirement Year, the number of shares equal to the product of (i) the number of shares granted pursuant to such Award (the "Last Year Shares"), multiplied by the Pro-Ration Factor and (ii) in the case of any Award of Restricted Stock made prior to the Retirement Year, the number of shares related to such Award. Notwithstanding the foregoing, ,the Committee may waive any forfeiture and transfer restrictions with respect to up to the portion of any Award of Restricted Stock described in the immediately preceding sentence as is necessary for the Participant to satisfy any applicable tax withholding obligations in connection with such Award arising at the time of such termination of employment. Any of the Last Year Shares that will not become nonforfeitable in accordance with this Section 6(e) shall be cancelled on such date.

        (f)    Termination of Employment for Any Other Reason.    Unless otherwise determined by the Committee at or after the time of grant, in the event the employment or service of the Participant shall terminate for any reason other than one described in Section 6(d), any Restricted Stock awarded to such Participant as to which the Period of Restriction has not lapsed shall be forfeited.

        (g)    Restricted Stock Units.    The Committee may elect to grant any Participant Restricted Stock Units, which are intended to be the economic equivalent of an award of Restricted Stock. Any such Restricted Stock Units Award shall be made on substantially the same terms as apply to an Award of Restricted Stock under this Section 6, except that a Participant receiving such Award shall not have any rights as a shareholder prior to the actual issuance of such Common Stock (although, pursuant to Section 3(g), the Committee may authorize the payment of dividend equivalents on such rights equal to the dividends that would have been payable had the corresponding equity rights been outstanding shares of Common Stock). Notwithstanding the foregoing provisions of this Section 6(g), at the time that an award of Restricted Stock Units is made (or, if later, at such time as may be permitted under transitional relief available under Section 409A of the Code), the time at which such award shall be payable (as opposed to when it becomes non-forfeitable) shall either (i) satisfy the requirements for such award to be treated as a short-term deferral within the meaning of Section 409A of the Code or (ii) shall be an event or fixed date (or more than one such permissible event or date, in the alternative) which is a permissible payment event or date for deferred compensation subject to Section 409A of the Code. For purposes of subclause (ii) of the immediately preceding sentence, if an award of Restricted Stock Units fails to specify an otherwise permissible event or date for payment, the payment date for any vested portion of any such award shall be the earlier of (i) within 60 days of the originally stated time vesting date (or, where multiple dates are used for different portions of such award, each such vesting date for each such portion), determined without regard to any accelerated vesting otherwise applicable to such award, or (ii) as provided in Section 10, the occurrence of a Change of Control which is also a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

SECTION 7

PERFORMANCE SHARES AND PERFORMANCE UNITS

        (a)    Generally.    The Committee shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for each or any Performance Period, and the Performance Criteria applicable in respect of such Performance Shares and Performance Units for each Performance Period. The Committee shall determine the duration of each Performance Period (the duration of Performance Periods may differ from each other), and there may be more than one Performance Period in existence at any one time as to any Participant or all or any class of Participants. Performance Periods may be no shorter than twelve months. Each grant of Performance Shares and Performance Units shall be evidenced in writing and shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Criteria applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. No shares of Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

        (b)    Earned Performance Shares and Performance Units.    Performance Shares and Performance Units shall become earned, in whole or in part, based upon the attainment of specified Performance Criteria or the occurrence of any event or events, including a Change of Control, as the Committee shall determine, either at or after the time of grant. In addition to the achievement of the specified Performance Criteria, the Committee may, at the grant date, condition payment of Performance Shares and Performance Units on the Participant completing a minimum period of service following the date of grant or on such other conditions as the Committee shall specify.

        (c)    Performance Criteria.    At the discretion of the Committee, Performance Criteria may be based on the total return to the Company's shareholders, inclusive of dividends paid, during the applicable Performance Period (determined either in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies), or upon the attainment of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: stock price, operating earnings, net earnings, return on equity, income, market share, combined ratio, level of expenses, growth in revenue, earnings before interest, taxes, depreciation and amortization, cash flow, earnings per share, book value per share, return on invested capital, return on assets, economic value added, improvements in or attainment of working capital levels, and, in the case of persons who are not Executive Officers, such other criteria as may be determined by the Committee. Performance Criteria may be established on a Company-wide basis or with respect to one or more business units or divisions or Subsidiaries. When establishing Performance Criteria for a Performance Period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company or any Subsidiary, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. Except to the extent that the exercise of (or the ability to exercise) such discretion in the case of Awards to Executive Officers intended to be other performance-based compensation under Section 162(m)(4) of the Code would cause them to fail to satisfy that requirement, the Committee may also adjust the Performance Criteria for any Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

        (d)    Special Rule for Performance Criteria.    If, at the time of grant, the Committee intends a Performance Share Award or Performance Unit to qualify as other performance based compensation within the meaning of Section 162(m)(4) of the Code, the Committee must establish Performance Criteria for the applicable Performance Period no later than the 90th day after the Performance Period begins (or by such other date as may be required under Section 162(m) of the Code), and the Committee shall not have the authority in respect of such Awards to exercise any discretion applicable to a grant of Performance Shares or Performance Units otherwise conveyed by this Section 7, if the ability to exercise such discretion would cause such Award not to qualify as other performance based compensation.

        (e)    Certification of Attainment of Performance Criteria.    As soon as practicable after the end of a Performance Period and prior to any payment in respect of such Performance Period, the Committee shall certify in writing the number of Performance Shares and the number and value of Performance Units which have been earned on the basis of performance in relation to the established Performance Criteria.

        (f)    Payment of Awards.    Earned Performance Shares and the value of earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant's beneficiary, as soon as practicable after the expiration of the Performance Period and the Committee's certification under paragraph 7(e) above, but in no event later than the March 15 of the calendar year following the end of the Performance Period, provided that (i) earned Performance Shares and the value of earned Performance Units shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied, and (ii) any amounts payable in respect of Performance Shares or Performance Units pursuant to Section 10 shall be distributed in accordance with Section 10. The Committee shall determine whether Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, shares of Common Stock or in a combination thereof, with the value or number of shares payable to be determined based on the Fair Market Value of Common Stock on the date of the Committee's certification under paragraph 7(e) above.

        (g)    Newly Eligible Participants.    Notwithstanding anything in this Section 7 to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares or Performance Units after the commencement of a Performance Period.

        (h)    Termination of Employment.

          (i)    Termination of Employment due to Approved Retirement, Disability or Death.    Unless otherwise determined by the Committee at or after the time of grant, a Participant whose employment or service terminates by reason of Approved Retirement, Disability or death shall be entitled to receive the same payment or distribution in respect of Performance Shares and Performance Units (without pro-ration) that would have been payable for the Performance Period had his or her employment continued until the end of the applicable Performance Period. Any Performance Shares or value of Performance Units becoming payable in accordance with the preceding sentence shall be paid at the same time as Performance Shares and the value of Performance Units are paid to other Participants (or at such earlier time as the Committee may permit). Any rights that a Participant or beneficiary may have in respect of any Performance Shares or Performance Units outstanding at the date of such termination of employment that may not be earned (or that are eligible to be earned, but are not earned) in accordance with this section 7(h)(i) shall be forfeited and canceled, effective as of the date of the Participant's termination of employment or service (or, if eligible to be earned, but are not earned, the date of the Committee's certification pursuant to Section 7(e)).

          (ii)    Termination for any Other Reason.    Unless otherwise determined by the Committee at or after the time of grant, in the event the employment or service of the Participant shall terminate during a Performance Period for any reason other than the one described in Section 7(h)(i), all of the Participant's rights to Performance Shares and Performance Units related to such Performance Period shall be immediately forfeited and canceled as of the date of such termination of employment.

          (iii)    Cause.    Notwithstanding anything in this Section 7 to the contrary, a Participant's rights in respect of unearned Performance Shares and Performance Units shall in all events be immediately forfeited and canceled as of the date of the Participant's termination of employment for Cause.

SECTION 8

STOCK APPRECIATION RIGHTS

        (a)    Grant of SARs.    SARs may be granted to any Participants, all Participants, or any class of Participants at such time or times as shall be determined by the Committee. SARs may be granted in tandem with an Option, or may be granted on a freestanding basis, not related to any Option. The term and conditions of any SAR grant shall be evidenced in writing, and shall include such provisions not inconsistent with the Plan as the Committee shall determine.

        (b)    Terms and Conditions of SARs.    Unless the Committee shall otherwise determine, the terms and conditions (including, without limitation, the exercise period of the SAR, the vesting schedule applicable thereto and the impact of any termination of service on the Participant's rights with respect to the SAR) applicable with respect to (i) SARs granted in tandem with an Option shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions applicable to the tandem Options and (ii) freestanding SARs shall be substantially identical (to the extent possible taking into account the differences related to the character of the SAR) to the terms and conditions that would have been applicable under Section 5 above were the grant of the SARs a grant of an Option.

        (c)    Exercise of Tandem SARs.    SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.

        (d)    Payment of SAR Amount.    Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

            (i)  the excess, if any, of the Fair Market Value of a share of Common Stock at the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant, by

           (ii)  the number of shares of Common Stock with respect to which the SARs are then being exercised.

SECTION 9.

OTHER STOCK-BASED AWARDS

        (a)    Other Stock-Based Awards.    The Committee may grant other types of equity-based and equity-related awards in addition to Options, SARs, Restricted Stock, Performance Shares, Restricted Stock Units and Performance Units, including, but not limited to, the outright grant of Common Stock in satisfaction of obligations of the Company or any Subsidiary under another compensatory plan, program or arrangement, modified awards intended to comply with or structured in accordance with the provisions of applicable non-U.S. law or practice, or the sale of Common Stock, in such amounts and subject to such terms and conditions as the Committee shall determine, including, but not limited to, the satisfaction of Performance Criteria. Notwithstanding the immediately preceding sentence, except in the case of Other Stock-Based Awards issued in satisfaction of an obligation of the Company or any Subsidiary to make a payment in cash in respect of a Participant (including, but not limited to, when an annual or long-term incentive compensation award is satisfied with the issuance of shares of Common Stock instead of cash or in respect of a Participant's accrued benefit under a deferred compensation plan), except as provided under Section 10, no Participant shall be entitled to vest in any such Other Stock-Based Award on a schedule which is more favorable to the Participant than ratably over a period of three years from the date of grant. Each such Other Stock-Based Award shall be evidenced in writing and specify the terms and conditions applicable thereto. Any such Other Stock-Based Award may entail the transfer of actual shares of Common Stock or the payment of the value of such Award in cash based upon the value of a specified number of shares of Common Stock, or any combination of the foregoing, as determined by the Committee. The terms of any Other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each Other Stock-Based Award granted to any Participant (whether or not at the same time) may have different terms.

        (b)    Termination of Employment or Service.    In addition to any other terms and conditions that may be specified by the Committee but subject to the limitations set forth in Section 9(a), each Other Stock Based Award shall specify the impact of termination of employment upon the rights of a Participant in respect of such Award. At the discretion of the Committee, such conditions may be the same as apply with respect to Restricted Stock or Restricted Stock Units, or may be contain terms that are more or less favorable to the Participant.

SECTION 10.

CHANGE OF CONTROL

        (a)    Accelerated Vesting and Payment.    Subject to the provisions of Section 10(b) below, in the event of a Change of Control (i) each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, (ii) the Period of Restriction shall lapse as to each share of Restricted Stock then outstanding, (iii) each outstanding Restricted Stock Unit shall become fully vested and payable, (iv) each outstanding Performance Share Award and Performance Unit Award shall be deemed earned at the target level of performance for such Award, and (v) each outstanding Other Stock-Based Award shall become fully vested and payable. In addition, in connection with such a Change of Control, the Committee may, in its discretion, provide that each Option and/or SAR shall, upon the occurrence of such Change of Control, be canceled in exchange for a payment per share in cash (the "Settlement Payment") in an amount equal to the excess, if any, of the Fair Market Value over the exercise price for such Option or the base price of such SAR. Should the Committee authorize any Settlement Payments in respect of Options, the Committee may determine that any Options which have an exercise price per share below the Fair Market Value shall be deemed cancelled and satisfied in full for a deemed Settlement Payment of zero. The Committee may also direct that each Restricted Stock Unit, Other Stock-Based Award, Performance Share and/or Performance Unit shall be settled in cash with its value determined based on the Change of Control Price.

        (b)    Alternative Awards.    Notwithstanding Section 10(a), except as otherwise specified in Section 10(c) below, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith, prior to the occurrence of a Change of Control, that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an "Alternative Award"), by a Participant's employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

            (i)  be based on stock which is traded on an established U.S. securities market;

           (ii)  provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

          (iii)  have substantially equivalent economic value to such Award (determined at the time of the Change of Control and using valuation principles permitted under Treas. Reg. §1.424-1); and

          (iv)  have terms and conditions which provide that in the event that, during the 24-month period following the Change of Control, the Participant's employment or service is involuntarily terminated for any reason (including, but not limited to a termination due to death, Disability or without Cause) or Constructively Terminated (as defined below), all of such Participant's Options and/or SARs shall be deemed immediately and fully exercisable, the Period of Restriction shall lapse as to each of the Participant's outstanding Restricted Stock awards, each of the Participant's outstanding Restricted Stock Unit awards and other Stock-Based Awards shall be payable in full and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the fair market value of such stock on the date of the Participant's termination over the corresponding exercise or base price per share and, in the case of any Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award, the fair market value of the number of shares of stock subject or related thereto.

For this purpose, a Participant's employment or service shall be deemed to have been Constructively Terminated if, without the Participant's written consent, the Participant terminates employment or service within 120 days following either (x) a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity, or (y) the relocation of the Participant's principal place of employment or service to a location more than 35 miles away from the Participant's prior principal place of employment or service.

        (c)    Section 409A.    Should any event constitute a Change of Control for purposes of the Plan, but not constitute a change of control within the meaning of Section 409A of the Code, with respect to any Award that is deferred compensation for purposes of Section 409A (i.e., that is not exempt from the application of such Section by reason of an available exemption, such as for stock rights, restricted property or awards qualifying as short-term deferral within the meaning of such Section 409A of the Code), no payment or distribution shall be made to any affected Participant by reason of such Change of Control (although any other modification or enhancement to the Award, such as accelerated vesting, shall still apply) and the value of such Award as determined by the Committee prior to such Change of Control shall be paid to the affected Participant on the earlier to occur of (i) the day after the six month anniversary of such Participant's termination of employment and (ii) whichever of the following is applicable to such Award (A) with respect to any unvested Award that would have become vested solely upon the passage of time and the continued performance of service, the date the Award would have otherwise become vested without regard to the Change of Control, (B) with respect to any unvested Award that would have become vested upon the achievement of specified Performance Criteria, on the last day of the applicable Performance Period or (C) if the Award was already vested at the time the Change of Control occurs, on the date on which the Award would have expired or been payable in accordance with its terms. If an event occurs that constitutes a Change of Control both for purposes of the Plan and Section 409A of the Code, then Section 10(b) shall not be applicable with respect to any Award that is deferred compensation for purposes of Section 409A (i.e., that is not exempt from the application of such Section by reason of an available exemption, such as for stock rights, restricted property or awards qualifying as short-term deferral within the meaning of such Section 409A of the Code).

SECTION 11

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any Participant, Employee or Agent; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option (or the base price at which a SAR) may be granted or otherwise permit the repricing of any outstanding Options or SARs (other than in the context of a transaction referenced in Section 4(d)), (iii) extend the maximum term for Options or SARs granted hereunder or (iv) otherwise amend the Plan in a material fashion that would require the approval of shareholders under the applicable rules and regulations of any exchange or automated quotation system on which the Common Stock is listed to trade shall be subject to the approval of the Company's shareholders. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.

SECTION 12.

MISCELLANEOUS PROVISIONS

        (a)    Transferability.    No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Section 12(b) below, provided that the Committee may permit transfers of Awards (other than Incentive Stock Options) to Family Members (including, without limitation, transfers effected by a domestic relations order) subject to such terms and conditions as the Committee shall determine.

        (b)    Beneficiary Designation.    Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of the Participant's death; provided that, if the Participant shall not have designated any beneficiary under this Plan, the Participant's beneficiary shall be deemed to be the person designated by the Participant under the group life insurance plan of the Company or a Subsidiary in which such Participant participates (unless such designated beneficiary is not a Family Member). Each designation made hereunder will revoke all prior designations by the same Participant with respect to all Awards previously granted (including, solely for purposes of this Plan, any deemed designation), shall be in a form prescribed by the Committee, and will be effective only when received by the Committee in writing during the Participant's lifetime. In the absence of any such effective designation (including a deemed designation), benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by the Participant's estate. Except as otherwise expressly provided herein, nothing in this Plan is intended or may be construed to give any person other than Participants any rights or remedies under this Plan.

        (c)    Deferral of Payment.    At the time any Award is granted (or such earlier time as the Committee may require), the Committee may permit a Participant to elect, upon such terms and conditions as the Committee may establish, to defer receipt of shares of Common Stock that would otherwise be issued in connection with an Award.

        (d)    No Guarantee of Employment or Participation.    The existence of this Plan, as in effect at any time or from time to time, or any grant of Award under the Plan shall not interfere with or limit in any way the rights of the Company or any Subsidiary to terminate any Participant's employment or other service provider relationship at any time, nor confer upon any Participant any rights to continue in the employ or service of the Company or any Subsidiary or any other affiliate of the Company. Except to the extent expressly selected by the Committee to be a Participant, no person (whether or not an Employee, an Agent or a Participant) shall at anytime have a right to be selected for participation in the Plan or, having been selected as a Participant, to receive any additional awards hereunder, despite having previously participated in an incentive or bonus plan of the Company or an affiliate. The existence of the Plan shall not be deemed to constitute a contract of employment between the Company or any affiliate and any Employee, Agent or Participant, nor shall it constitute a right to remain in the employ or service of the Company or any affiliate. Except as may be provided in a separate written agreement, employment with or service for the Company or any affiliate is at-will and either party may terminate the participant's employment or other service provider relationship at any time, for any reason, with or without cause or notice.

        (e)    Tax Withholding.    The Company or an affiliate shall have the right to deduct from all payments or distributions hereunder any federal, state, foreign or local taxes or other obligations required by law to be withheld with respect thereto. The Company may defer issuance of Common Stock in respect of any Award until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Common Stock otherwise to be issued under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Common Stock, in either case for the greatest number of whole shares having a Fair Market Value on the date immediately preceding the date on which the applicable tax liability is determined not in excess of the minimum amount required to satisfy the statutory withholding tax obligations with respect to any Award.

        (f)    No Limitation on Compensation; Scope of Liabilities.    Nothing in the Plan shall be construed to limit the right of the Company to establish other plans if and to the extent permitted by applicable law. The liability of the Company or any affiliate under this Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of this Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any affiliate thereof or the Committee not expressly set forth in the Plan.

        (g)    Requirements of Law.    The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        (h)    Term of Plan.    The Plan shall be effective upon the date, if any, on which it is approved by the Company's shareholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11 above, until the tenth anniversary of the date of such shareholder approval.

        (i)    Governing Law.    The Plan, and all Awards granted hereunder (and the terms and conditions of any document evidencing any such grant), shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflict of laws.

        (j)    No Impact On Benefits.    Except as may otherwise be specifically stated under any employee benefit plan, policy or program, Awards shall not be treated as compensation for purposes of calculating an Employee's or Agent's right or benefits under any such plan, policy or program.

        (k)    No Constraint on Corporate Action.    Except as provided in Section 11 above, nothing contained in this Plan shall be construed to prevent the Company, or any affiliate, from taking any corporate action (including, but not limited to, the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets) which is deemed by it to be appropriate, or in its best interest, whether or not such action would have an adverse effect on this Plan, or any awards made under this Plan. No director, beneficiary, or other person shall have any claim against the Company, or any of its affiliates, as a result of any such action.

        (l)    Indemnification.    Each member of the Board and each member of the Committee shall be indemnified and held harmless by the Company and each Employer against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member of the Board or Committee in connection with or resulting from any claim, action, suit, or proceeding to which such member may be made a party or in which such member may be involved by reason of any action taken or failure to act under the Plan (in the absence of bad faith) and against and from any and all amounts paid by such member in settlement thereof, with the Company's approval, or paid by such member in satisfaction of any judgment in any such action, suit, or proceeding against such member, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend the same before such member undertakes to handle and defend it individually. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which any such person may be entitled under the Company's Certificate of Incorporation or By-Laws, by contract, as a matter of law, or otherwise.

        (m)    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by any Award until the Participant shall have become the holder of record of such shares.

        (n)    Captions.    The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

On behalf of the Human Resources Committee of the Board of Directors of the Company, this Amended and Restated Principal Financial Group, Inc 2005 Stock Incentive Plan has been executed this 23rd day of February, 2010.

By:	/s/ MICHAEL T. DAN Michael T. Dan

APPENDIX B

        Companies in the McLagan Investment Management Survey

300 North Capital, LLC
Aberdeen Asset Management, Inc.
Acadian Asset Management, LLC
Adams Express Company, The
AEW Capital Management
Alcentra
AllianceBernstein, LP
Allianz Global investors
American Century Investments
Analytic Investments, LLC
Aronson+Johnson+Ortiz, LP
Artio Global Management, LLC
Ashfield Capital Partners, LLC
AXA Investment Managers
AXA Rosenberg Investment Management Ltd.
Babson Capital Management, LLC
Barclays Global Investors, NA
Baring Asset Management, Inc.
Baron Capital Group & Subsidiaries, Inc.
Batterymarch Financial Management, Inc.
BlackRock Financial Management, Inc.
BNP Paribas Asset Management, Inc.
Boston Company Asset Management, LLC, The
Brandes Investment Partners, LP
Brandywine Global Investment Management, LLC
Bridgewater Associates, Inc.
Bridgeway Capital Management, Inc.
Brown Advisory Holdings Incorporated
Brown Brothers Harriman & Co.
Calamos Investments
Capital Group Companies, Inc., The
Capital Growth Management
Charles Schwab Investment Management, Inc.
Christian Brothers Investment Services, Inc.
ClearBridge Advisors
Copper Rock Capital Partners, LLC
Declaration Management & Research, LLC
Delaware Investments
Deutsche Asset Management
Diamond Hill Capital Management, Inc.
Dimensional Fund Advisors, Inc.
Dreyfus Corporation
Driehaus Capital Management, LLC
DuPont Capital Management
Dwight Asset Management, LLC
Eaton Vance Management
Edward Jones
Epoch Investment Partners, Inc.
Federated Investors, Inc.
Fidelity Investments
First Quadrant Corporation
Fischer, Francis Trees & Watts, Inc.
Fortis Investment Management USA, Inc.
Franklin Templeton Investments
Fred Alger Management, Inc.
GE Asset Management
Goldman Sachs
Hansberger Global Investors, Inc.
Harvard Management Company, Inc.
Heartland Advisors, Inc.
Heitman
Henderson Global Investors (North America), Inc.
INTECH Investment Management, LLC
Invesco Plc
Investment Counselors of Maryland, LLC
Jacobs Levy Equity Management, Inc.
Janus Capital Group
Jennison Associates, LLC
JPMorgan Asset Management
Kayne Anderson Rudnick Investment Management, LLC
Loomis, Sayles & Company, LP
Lord, Abbett & Co., LLC
Mairs and Power, Inc.
Man Group Plc
Matthews International Capital Management, LLC
Mellon Capital Management
Mercer Global Investments
MFS Investment Management
Morgan Stanley Investment Management
Natixis Global Asset Management, LP
NFJ Investment Group, LP
Nicholas Applegate Capital Management
Nikko Asset Management Americas, Inc.
Nomura Asset Management USA, Inc.
Nomura Corporate Research and Asset Management
Numeric Investors, LLC
Nuveen Investments
NWQ Investment Management Company, LLC
Old Mutual Asset Management
Oppenheimer Capital, LLC
Oppenheimer Funds, Inc.
Orbis Investment Management Limited
PanAgora Asset Management, Inc.
PIMCO Advisors, LP
Pioneer Investment Management, USA
Principal Global Investors
ProFund Advisors, LLC/ProShare Advisors, LLC
Putnum Investments
Pyramis Global Advisors
Pzena Investment Management, LLC
RCM Capital Management, LLC
Reich & Tang Asset Management
RiverSource Investment Adivsors, LLC (Ameriprise Financial)
Rothschild Asset Management
RS Investment Management Co., LLC
Russell Investments
Rydex Investments
Sands Capital Management, LLC
Santa Barbara Asset Management, LLC
Saybrook Capital, LLC
Schroder Investment Management N.A., Inc.
SCM Advisors, LLC
Sit Investment Associates, Inc.
Standish Mellon Asset Management
State Street Global Advisors
Symphony Asset Management, LLC
T. Rowe Price Associates, Inc.
TD Asset Management USA, Inc.
Thopmson, Siegel & Walmsley, LLC
Thomson Horstmann & Bryant, Inc.
Thornburg Investment Management
Tradewinds Global Investors, LLC
Trilogy Global Advisors, LLC
Trust Company of the West
UBS Global Asset Management
UBS Wealth Management Americas
Urdang Capital Management/Urdang Securities Management
Vanguard Group, Inc., The
Vaughan Nelson Investment Management, LP
Virtus Investment Partners, Inc.
Voyageur Asset Management, Inc.
Waddell & Reed Investment Management Co.
Wellington Management Company, LLP
Wentworth, Hauser & Violich Investment Counsel
Western Asset Management Company
Westpeak Global Advisors, LP
William Blair & Company, LLC
Winslow Capital Management, Inc.
WisdomTree Investments, Inc.

         Companies in the Towers Perrin Diversified Insurance Study of Executive Compensation

Aegon USA
AFLAC
AIG
Allstate
American United Life
AXA Equitable
CIGNA
Genworth Financial
Guardian Life
Hartford Financial Services
ING
John Hancock
Lincoln Financial
Massachusetts Mutual
MetLife
Nationwide
New York Life
Northwestern Mutual
Pacific Life
Phoenix Companies
Principal Financial
Prudential Financial
Securian Financial
Sun Life Financial
Thrivent Financial
TIAA-CREF
Unum Group
USAA

         Companies in the Towers Perrin Global Financial Services Studies Executive Database Report

Aegon USA
AFLAC
AIG
Allianz
Allstate
American Express
American Family Insurance
American United Life
Ameriprise Financial
Ameritrade
Associated Banc-Corp
Auto Club Group
AXA Equitable
Bank of America
Bank of the West
BB&T
Blue Cross Blue Shield of Florida
BOK Financial
Bremer Financial
Capital One Financial
Chicago Mercantile Exchange
CIGNA
CIT Group
City National Bank
CNA
Cobank
Comerica
Commerce Insurance
Compass Bancshares
Cullen Frost Bankers
CUNA Mutual
E*Trade
Equifax
Equity Office Properties
Erie Insurance
Fannie Mae
Federal Home Loan Bank of Pittsburgh
Federal Home Loan Bank of
San Francisco
Federal Reserve Bank of Atlanta
Federal Reserve Bank of Cleveland
Federal Reserve Bank of Dallas
Federal Reserve Bank of New York
Federal Reserve Bank of San Francisco
Federal Reserve Bank of St. Louis
Fidelity Investments
Fifth Third Bancorp
FINRA
Fireman's Fund Insurance
First American
First Horizon National
First National Bank of Pennsylvania
Franklin Resources
Freddie Mac
Genworth Financial
Great-West Life Annuity
Guardian Life
Hartford Financial Services
Health Care Services
HSBC North America
Huntington Bancshares
ING
Irwin Financial
John Hancock
KeyCorp
Liberty Mutual
Lincoln Financial
Loews
M&T Bank
Marsh & McLennan
Marshall & Ilsley
Massachusetts Mutual
MasterCard
Metavante Technologies
MetLife
MoneyGram International
Moody's
Munich Reinsurance America
Nationwide
Navy Federal Credit Union
NCCI Holdings
New York Life
Northern Trust
Northwestern Mutual
OneBeacon Insurance
Pacific Life
People's Bank
Phoenix Companies
PlainsCapital
PMI Group
PNC Financial Services
Principal Financial
Progressive
Prudential Financial
RBC Dain Rauscher
Regions Financial
RGA Reinsurance Group of America
Securian Financial Group
Security Benefit Group
SLM
South Financial Group
Sovereign Bancorp
State Farm Insurance
State Street
Sterling Bancshares
Sun Life Financial
SunTrust Banks
TD Bank
Thrivent Financial for Lutherans
TIAA-CREF
Trans Union
Travelers
U.S. Bancorp
Union Bank of California
UnitedHealth
Unum Group
USAA
Vanguard
Visa USA
Wachovia
Webster Bank
Wellpoint
Wells Fargo
Willis Group Holdings
Zurich North America

IMPORTANT ANNUAL MEETING INFORMATION

Annual Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Principal Financial Group, Inc. Annual Meeting to be Held on Tuesday, May 18, 2010

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

If you want to receive a paper copy or an e-mail of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 7, 2010 to facilitate timely delivery.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

Step 1:   Go to www.investorvote.com.

Step 2:   Follow the instructions on the screen to log in.

Step 3:   Click on the icon on the right to view the current meeting materials.

Step 4:   Return to the investorvote.com window and make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Annual Meeting Notice

Principal Financial Group, Inc.’s Annual Meeting will be held on May 18, 2010 at 711 High Street, Des Moines, Iowa, at 9:00 a.m. local time.

The Board of Directors recommends that you vote FOR the following proposals:

A.  Election of 4 Directors

B.  Approve 2010 Stock Incentive Plan

C.  Ratification of Independent Auditors

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go to www.investorvote.com, or you can request a set of proxy materials by following the instructions at the bottom of this page. If you wish to attend the Annual Meeting, please bring proof of share ownership and photo identification with you.

Directions to the Principal Financial Group, Inc. 2010 Annual Meeting

2010 Annual Meeting of Principal Financial Group, Inc. Shareholders

Tuesday, May 18, 2010, 9:00 a.m. Local Time

Principal Auditorium

711 High Street, Des Moines, Iowa

Upon arrival, please present proof of share ownership and photo identification at the registration desk.

You do not need to attend the Annual Meeting to vote.

Here’s how to order a copy of the proxy material and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below.

E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

•                  Telephone - Call us free of charge at 1-866-641-4276 in the USA, US territories & Canada using a touch-tone phone.

•                  Internet - Go to www.investorvote.com.

•                  E-mail - Send an e-mail to investorvote@computershare.com with “Proxy Materials PFG” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 7, 2010.

2010 Annual Meeting Proxy Card

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 18, 2010.

Vote by Internet

•      Log on to the Internet and go to www.investorvote.com

•      Follow the steps outlined on the secured website.

Vote by telephone

•                  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•                  Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A    Election of Directors

1.     The Board of Directors recommends a vote FOR the listed nominees.

	For	Against	Abstain

01 - Michael T. Dan	☐	☐	☐

02 - C. Daniel Gelatt	☐	☐	☐

03 - Sandra L. Helton	☐	☐	☐

04 - Larry D. Zimpleman	☐	☐	☐

B    Proposals

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approve 2010 Stock Incentive Plan	☐	☐	☐

3. Ratification of Independent Auditors	☐	☐	☐

C    Change of Address

Change of Address — Please print new address below.

D    Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

2010 Annual Meeting

2010 Annual Meeting of
Principal Financial Group, Inc. Shareholders

Tuesday, May 18, 2010, 9:00 a.m. Local Time Auditorium
711 High Street, Des Moines, Iowa

Upon arrival, please show proof
of share ownership and photo identification at the registration desk.

You do not need to attend the Annual Meeting to vote.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Principal Financial Group, Inc.

This proxy is solicited on behalf of the Board of Directors of Principal Financial Group, Inc. for the annual meeting of shareholders to be held at 9:00 a.m. local time, May 18, 2010, in the auditorium at the corporate headquarters.

The shareholder signator(s) on this form hereby appoints Joyce N. Hoffman, Terrance J. Lillis and Karen E. Shaff, and each of them, proxies with full power of substitution, to vote all shares of Principal Financial Group, Inc. common stock held in the name of the shareholder(s) at the 2010 annual meeting of shareholders and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the Proxy Statement, subject to any directions indicated on the reverse side. If no directions are given, the proxies will vote for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side, and at their discretion, on any other matter that may properly come before the meeting.

This proxy will be voted as directed, or if no direction is indicated, will be voted in accordance with the Board of Directors recommendations.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 14, 2010.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Voting Instruction Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Against	Abstain

01 - Michael T. Dan	☐	☐	☐

02 - C. Daniel Gelatt	☐	☐	☐

03 - Sandra L. Helton	☐	☐	☐

04 - Larry D. Zimpleman	☐	☐	☐

B          Proposals

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approve 2010 Stock Incentive Plan	☐	☐	☐

3. Ratification of Independent Auditors	☐	☐	☐

C          Change of Address

Change of Address — Please print new address below.

D        Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Voting Instruction Card — Principal Financial Group, Inc.

By signing this voting instruction card, you hereby authorize Northern Trust Investments, Inc., Portfolio Manager of The Principal Financial Group, Inc. Stock Separate Account, to vote as agent for Principal Life Insurance Company, in person or by proxy, all shares attributable to units credited to your plan account as of March 22, 2010, the record date, at the 2010 annual meeting of shareholders to be held on May 18, 2010 or at any adjournment or postponement thereof.

Indicate how your interests are to be voted by the Portfolio Manager by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, Northern Trust will vote your interests in accordance with the Board of Directors recommendations. If you do not complete the voting instruction card, Northern Trust will vote your interests in the same proportion as the shares held in the Separate Account as to which Northern Trust has received voting instructions.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 14, 2010.

Vote by Internet

• Log on to the Internet and go to www.investorvote.com

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

Annual Meeting Voting Instruction Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A          Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Against	Abstain

01 - Michael T. Dan	☐	☐	☐

02 - C. Daniel Gelatt	☐	☐	☐

03 - Sandra L. Helton	☐	☐	☐

04 - Larry D. Zimpleman	☐	☐	☐

B          Proposals

The Board of Directors recommends a vote FOR the following proposals.

	For	Against	Abstain

2. Approve 2010 Stock Incentive Plan	☐	☐	☐

3. Ratification of Independent Auditors	☐	☐	☐

C          Change of Address

Change of Address — Please print new address below.

D          Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Voting Instruction Card — Principal Financial Group, Inc.

By signing this voting instruction card, you hereby authorize Bankers Trust Company, NA of Des Moines, Iowa, the Trustee for The Principal Select Savings Plan for Employees and The Principal Select Savings Plan for Individual Field (“401(k)”), as holder of plan assets invested in Principal Financial Group, Inc. common stock, to vote in person or by proxy all shares credited to your account as of March 22, 2010, the record date, at the 2010 annual meeting of shareholders to be held on May 18, 2010 or at any adjournment or postponement thereof.

Indicate how the underlying Principal Financial Group, Inc. shares allocated to your plan account are to be voted by the trustee by marking the boxes on the reverse side. If you sign the voting instruction card but give no directions, the trustee will vote your shares for the election of all listed nominees and in accordance with the Board of Directors recommendations on the other matters listed on the reverse side. If you do not complete the voting instruction card, the trustee will vote your shares as the trustee determines in its discretion.

SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT VOTING BY INTERNET OR TELEPHONE.